                                       Table of Contents

                                                OVERVIEW
                                 LETTER TO POLICYHOLDERS         1
                                       ECONOMIC SNAPSHOT         2

                                     PERFORMANCE SUMMARY
                                       RETURN HIGHLIGHTS         4
                          GROWTH OF A $10,000 INVESTMENT         5
                        Q&A WITH YOUR PORTFOLIO MANAGERS         6

                                          BY THE NUMBERS
                            YOUR PORTFOLIO'S INVESTMENTS         8
                                    FINANCIAL STATEMENTS        13
                           NOTES TO FINANCIAL STATEMENTS        18
                          REPORT OF INDEPENDENT AUDITORS        22

                                  VAN KAMPEN INVESTMENTS
                          THE VAN KAMPEN FAMILY OF FUNDS        23
              PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES        24

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

January 19, 2001

Dear Policyholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

                 No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.6
                                                                            4.75                               1.7
                                                                            4.75                               1.7
Mar 99                                                                      4.75                               1.8
                                                                            4.75                               2.3
                                                                            4.75                               2.1
Jun 99                                                                         5                                 2
                                                                               5                               2.1
                                                                            5.25                               2.3
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                                               CLASS I    CLASS II
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)                            29.79%        N/A
--------------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           12.97%     17.07%(2)
--------------------------------------------------------------------------------------
Commencement date                                              04/30/99   09/18/00
--------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The return for Class II Shares includes Rule 12b-1 fees of up to .25%.

(2) Class II Shares commenced operations on 9/18/00. This return represents cumulative total return from commencement to 12/31/00.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risk. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

GROWTH OF A $10,000 INVESTMENT

(April 30, 1999--December 31, 2000)

 [LINE GRAPH]

                                                                                                          STANDARD & POOR'S 500
                                                                                                         INDEX IS A BROAD-BASED
                                                                                                        MEASUREMENT OF CHANGES IN
                                                                             STANDARD & POOR'S BARRA     STOCK MARKET CONDITIONS
                                                                            VALUE INDEX REFLECTS THE      BASED ON THE AVERAGE
                                                      LIT--COMSTOCK          GENERAL PERFORMANCE OF     PERFORMANCE OF 500 WIDELY
                                                      PORTFOLIO(1)              VALUE STOCKS.(3)         HELD COMMON STOCKS.(2)
                                                      -------------         ------------------------    -------------------------
4/99                                                      10000                       10000                       10000
6/99                                                      10070                       10201                       10312
9/99                                                       9080                        9259                        9670
12/99                                                      9447                       10090                       11106
3/00                                                       9397                       10114                       11359
6/00                                                       9623                        9679                       11057
9/00                                                      10671                       10532                       10951
12/00                                                     12260                       10704                       10095

This chart compares your portfolio's performance to that of the Standard & Poor's 500 Index and the Standard & Poor's Barra Value Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I Shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the Adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:

(1) Confluence Technologies, Inc.
(2) Hypo(R) Provided by Towers Data, Bethesda, MD
(3) Wiesenberger(R), a Thomson Financial Company

                                                                         [PHOTO]
                                                                   [PHOTO]

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE
INVESTMENT TRUST--COMSTOCK PORTFOLIO ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE
PORTFOLIO'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31,
2000. THE TEAM IS LED BY B. ROBERT BAKER, JR., SENIOR PORTFOLIO
MANAGER. BAKER HAS MANAGED THE PORTFOLIO SINCE ITS INCEPTION AND
HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY
PORTFOLIO MANAGERS KEVIN C. HOLT AND JASON S. LEDER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    CONDITIONS DURING THE PERIOD, AND HOW
    DID THE PORTFOLIO PERFORM?

A   The portfolio performed very well, gaining 29.79 percent during the 12-month period ended December 31, 2000. Total return based on net asset value (NAV) of Class I shares assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The expense waiver may be revised or terminated at any time, at which time yield and total return will decrease. Performance of Class II shares will vary. Of course, past performance is no guarantee of comparable future results. As a result of recent market activity, current performance will vary from the figures shown.

    By comparison, the Standard & Poor's 500 Index lost 9.10 percent, and the Standard & Poor's Barra Value Index gained 6.08 percent for the same period. The S&P 500 Index is an unmanaged, broad-based index that measures the performance of 500 widely held stocks and reflects the general performance of the stock market. The S&P Barra Value Index is an unmanaged, broad-based index that reflects the general performance of value stocks. Both indexes are benchmarks for the portfolio. Generally, the companies in the value index exhibit characteristics such as low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. These indexes are statistical composites, and their returns do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

    After several years of growth-stock domination, the stock market rotated back to value stocks, in which the portfolio invests. The Federal Reserve Board's interest-rate hikes brought the economy to a slower pace, causing significant market turbulence along the way. The slowing economy caused investors to question the high valuations and future earnings of many high-growth companies. In addition, an increasing number of companies issued profit warnings during the period, fueling the fire of uncertainty and market volatility. As a result, investors fled high-growth stocks for stocks with defensive characteristics. Value stocks benefited from this trend.

Q   HOW DID YOU MANAGE THE PORTFOLIO IN
    THIS ENVIRONMENT?

A   We focus on evaluating individual stocks, not trying to guess what the market and the economy will do next. As value investors, we look for solid companies that may be temporarily out of favor in the marketplace, meaning they may have sound business fundamentals, but their stock prices are lower than what we believe they should be. We then do our homework to determine whether, in our opinion, the company's stock has the potential to reach a price we think is more in line with the company's true worth.

Q   WHAT STOCKS HELPED PERFORMANCE
    DURING THE PERIOD?

A   The top contributor to the portfolio's performance was Philip Morris. The company suffered from negative investor sentiment resulting from its litigation woes in previous years. However, we believed that the underlying company would not sink under its problems, and our conviction and patience benefited the portfolio. In fact, Philip Morris's stock returned 106 percent during the reporting period. As a whole, hospital stocks, such as Tenet Healthcare, have been boosted by improvements in the industry environment. Other notable performers include financials stocks Allstate and Ambac, as well as electric-utility stock Reliant Energy.

    From a sector perspective, utilities stocks contributed the most as a group. As a result of their appreciation during the period, we sold or trimmed some utilities holdings and reinvested the assets into cyclical stocks. In September, cyclicals' valuations fell sharply. (Many investors believed that a recession was around the corner and that cyclical companies would struggle.) We purchased Dow Chemical and International Paper cheaply, and both stocks have rallied since our purchase.

    Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform well or will be held by the portfolio in the future.

Q   WHICH STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   The biggest detractors from performance were technology stocks, including
Computer Associates, Compaq, Microsoft, BMC Software, and Electronics for Imaging. When several technology bellwethers announced earnings disappointments in the third quarter of 2000, the entire sector faced considerable market pressure. Although the portfolio held some poorly performing technology stocks, the portfolio's technology weighting was substantially below the S&P 500 Index's weighting as well as quite a bit below that of the average value portfolio. This modest weighting helped portfolio performance relative to other value portfolios and the broad market. Metals stocks U.S. Steel, Bethlehem Steel (eliminated from the portfolio), and Freeport-McMoRan Copper & Gold hurt performance, too. Also on the downside, grocery stock Albertson's came up short.

Q   WHAT IS YOUR OUTLOOK FOR THE
    NEAR TERM?

A   Because our focus is on individual companies, we are more concerned about each company's business model, competitors, revenue, and other fundamentals than we are about economic trends. Therefore, we will continue to seek undervalued stocks on a company-first basis.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
COMMON STOCKS  91.6%
APPAREL RETAIL  1.5%
The Gap, Inc. ..............................................  15,475   $   394,612
                                                                       -----------
APPLICATION SOFTWARE  0.3%
Electronics for Imaging, Inc. (a)...........................   5,900        82,231
                                                                       -----------
AUTOMOBILE MANUFACTURERS  0.3%
Ford Motor Co. .............................................   2,837        66,492
                                                                       -----------

BANKS  4.0%
Bank of America Corp. ......................................   2,850       130,744
FleetBoston Financial Corp. ................................   4,218       158,439
J.P. Morgan Chase & Co. ....................................   2,255       102,462
U.S. Bancorp................................................  13,850       404,247
Washington Mutual, Inc. ....................................   2,380       126,289
Wells Fargo Co. ............................................   2,810       156,482
                                                                       -----------
                                                                         1,078,663
                                                                       -----------
BUILDING PRODUCTS  1.0%
Masco Corp. ................................................  10,200       262,012
                                                                       -----------

COMPUTER HARDWARE  1.6%
Compaq Computer Corp. ......................................  12,200       183,610
Dell Computer Corp. (a).....................................   5,700        99,394
Gateway, Inc. (a)...........................................   2,500        44,975
Hewlett Packard Co. ........................................   1,400        44,187
International Business Machines Corp. ......................     600        51,000
                                                                       -----------
                                                                           423,166
                                                                       -----------
COMPUTER STORAGE & PERIPHERALS  0.6%
Lexmark International, Inc., Class A (a)....................   3,800       168,387
                                                                       -----------
COMPUTERS & ELECTRONIC RETAIL  0.6%
Best Buy Co., Inc. (a)......................................   5,800       171,462
                                                                       -----------
CONSTRUCTION & FARM MACHINERY  2.2%
Caterpillar, Inc. ..........................................  12,700       600,869
                                                                       -----------
CONSUMER FINANCE  1.9%
Providian Financial Corp. ..................................   9,060       520,950
                                                                       -----------
DEPARTMENT STORES  1.4%
Federated Department Stores, Inc. (a).......................  11,075       387,625
                                                                       -----------
DIVERSIFIED CHEMICALS  5.3%
Dow Chemical Co. ...........................................  20,500       750,812
Du Pont (E.I.) de Nemours & Co. ............................  13,800       666,712
                                                                       -----------
                                                                         1,417,524
                                                                       -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
DIVERSIFIED FINANCIAL SERVICES  1.7%
Bear Stearns Cos., Inc. ....................................   1,390   $    70,456
Freddie Mac.................................................   2,740       188,717
Stilwell Financial, Inc. ...................................   5,200       205,075
                                                                       -----------
                                                                           464,248
                                                                       -----------
DIVERSIFIED METALS & MINING  0.6%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)...........  18,055       154,596
                                                                       -----------

ELECTRICAL COMPONENTS & EQUIPMENT  0.1%
American Power Conversion Corp. (a).........................   1,200        14,850
                                                                       -----------

ELECTRIC UTILITIES  11.4%
American Electric Power Co., Inc. ..........................   2,272       105,648
Constellation Energy Group..................................   2,430       109,502
DTE Energy Co. .............................................   1,370        53,344
Duke Energy Corp. ..........................................   2,550       217,387
Edison International, Inc. .................................   6,260        97,812
Exelon Corp. ...............................................   2,895       203,258
IDACORP, Inc. ..............................................   1,250        61,328
NSTAR.......................................................     666        28,555
OGE Energy Corp. ...........................................   2,720        66,470
PG&E Corp. .................................................   5,310       106,200
Public Service Enterprise Group.............................   2,000        97,250
Reliant Energy, Inc. .......................................   8,400       363,825
ScottishPower PLC--ADR (United Kingdom).....................   5,064       153,502
Southern Co. ...............................................  20,400       678,300
TXU Corp. ..................................................  12,590       557,894
Xcel Energy, Inc. ..........................................   5,468       158,914
                                                                       -----------
                                                                         3,059,189
                                                                       -----------
ENVIRONMENTAL SERVICES  1.4%
Waste Management, Inc. .....................................  13,930       386,558
                                                                       -----------

FOOD RETAIL  0.8%
Kroger Co. (a)..............................................   7,735       209,328
                                                                       -----------

FOREST PRODUCTS  3.2%
Weyerhaeuser Co. ...........................................  17,000       862,750
                                                                       -----------

GENERAL MERCHANDISE STORES  1.0%
Target Corp. ...............................................   8,000       258,000
                                                                       -----------

GOLD  1.1%
Barrick Gold Corp. (Canada).................................   9,330       152,825
Placer Dome, Inc. (Canada)..................................  15,470       148,899
                                                                       -----------
                                                                           301,724
                                                                       -----------
HEALTH CARE DISTRIBUTORS & SERVICES  0.2%
McKesson HBOC, Inc. ........................................   1,800        64,602
                                                                       -----------

HEALTH CARE FACILITIES  1.2%
HCA-The Healthcare Co. .....................................   2,525       111,125
Tenet Healthcare Corp. (a)..................................   4,500       199,969
                                                                       -----------
                                                                           311,094
                                                                       -----------
HOME IMPROVEMENT RETAIL  2.0%
Lowe's Cos., Inc. ..........................................  11,800       525,100
                                                                       -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
HOUSEHOLD PRODUCTS  1.6%
Kimberly-Clark Corp. .......................................   3,510   $   248,122
Procter & Gamble Co. .......................................   2,355       184,720
                                                                       -----------
                                                                           432,842
                                                                       -----------
INDUSTRIAL MACHINERY  1.6%
Cognex Corp. (a)............................................   5,700       126,113
Ingersoll-Rand Co. .........................................   7,200       301,500
                                                                       -----------
                                                                           427,613
                                                                       -----------
INSURANCE BROKERS  0.5%
Aon Corp. ..................................................   4,200       143,850
                                                                       -----------

INTEGRATED OIL & GAS  11.3%
BP Amoco PLC--ADR (United Kingdom)..........................  16,880       808,130
Chevron Corp. ..............................................   7,590       640,881
Conoco, Inc., Class A.......................................  32,400       927,450
Texaco, Inc. ...............................................  10,500       652,313
                                                                       -----------
                                                                         3,028,774
                                                                       -----------
INTEGRATED TELECOMMUNICATION SERVICES  2.8%
SBC Communications, Inc. ...................................   4,200       200,550
Sprint Corp. ...............................................   6,100       123,906
Verizon Communications, Inc. ...............................   8,480       425,060
                                                                       -----------
                                                                           749,516
                                                                       -----------
IT CONSULTING & SERVICES  1.0%
SunGard Data Systems, Inc. (a)..............................   5,560       262,015
                                                                       -----------

LEISURE PRODUCTS  0.4%
Mattel, Inc. ...............................................   6,900        99,636
                                                                       -----------

LIFE & HEALTH INSURANCE  0.8%
Torchmark Corp. ............................................   5,410       207,947
                                                                       -----------

OIL & GAS DRILLING  0.5%
Diamond Offshore Drilling, Inc. ............................   3,380       135,200
                                                                       -----------

OIL & GAS EQUIPMENT & SERVICES  1.7%
Halliburton Co. ............................................  12,490       452,763
                                                                       -----------

OIL & GAS EXPLORATION & PRODUCTION  1.4%
Burlington Resources, Inc. .................................   4,200       212,100
Unocal Corp. ...............................................   3,990       154,363
                                                                       -----------
                                                                           366,463
                                                                       -----------
PACKAGED FOODS  4.2%
ConAgra, Inc. ..............................................  16,900       439,400
Sara Lee Corp. .............................................  27,610       678,171
                                                                       -----------
                                                                         1,117,571
                                                                       -----------
PAPER PACKAGING  0.4%
Sealed Air Corp. (a)........................................   3,600       109,800
                                                                       -----------

PAPER PRODUCTS  4.9%
Boise Cascade Corp. ........................................  12,290       413,251
International Paper Co. ....................................  22,179       905,180
                                                                       -----------
                                                                         1,318,431
                                                                       -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
PHARMACEUTICALS  1.4%
American Home Products Corp. ...............................   4,540   $   288,517
Aventis SA--ADR (France)....................................   1,055        88,884
                                                                       -----------
                                                                           377,401
                                                                       -----------
PHOTOGRAPHIC PRODUCTS  0.5%
Eastman Kodak Co. ..........................................   3,300       129,938
                                                                       -----------

PROPERTY & CASUALTY INSURANCE  4.8%
Allstate Corp. .............................................  12,400       540,175
AMBAC Financial Group, Inc. ................................   6,880       401,190
Berkshire Hathaway, Inc., Class B (a).......................      95       223,630
Chubb Corp. ................................................     450        38,925
LandAmerica Financial Group, Inc. ..........................   2,020        81,684
                                                                       -----------
                                                                         1,285,604
                                                                       -----------
RAILROADS  0.5%
Canadian Pacific Ltd. (Canada)..............................   4,900       139,956
                                                                       -----------

REINSURANCE  0.0%
Everest Re Group, Ltd. .....................................      60         4,298
                                                                       -----------

SEMICONDUCTORS  0.2%
Intel Corp. ................................................   1,400        42,088
                                                                       -----------

SPECIALTY CHEMICALS  0.9%
Rohm & Haas Co. ............................................   6,600       239,663
                                                                       -----------

STEEL  0.9%
USX-U.S. Steel Group........................................  13,090       235,620
                                                                       -----------

SYSTEMS SOFTWARE  0.7%
BMC Software, Inc. (a)......................................   3,600        50,400
Microsoft Corp. (a).........................................   3,400       147,475
                                                                       -----------
                                                                           197,875
                                                                       -----------
TELECOMMUNICATIONS EQUIPMENT  0.9%
Motorola, Inc. .............................................  11,900       240,975
                                                                       -----------

TOBACCO  2.3%
Philip Morris Cos., Inc. ...................................  14,040       617,760
                                                                       -----------
TOTAL LONG-TERM INVESTMENTS  91.6%
  (Cost $21,906,674)................................................    24,549,631
                                                                       -----------

SHORT-TERM INVESTMENTS  15.1%
REPURCHASE AGREEMENTS  13.2%
Bank of America ($1,200,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $1,200,640)...........................................     1,200,000
State Street Bank & Trust Co. ($1,200,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/29/00 to
  be sold on 01/02/01 at $1,200,580)................................     1,200,000
UBS Securities ($1,140,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $1,140,565)...........................................     1,140,000
                                                                       -----------

TOTAL REPURCHASE AGREEMENTS.........................................     3,540,000

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                               VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS  1.9%
United States Treasury Bills ($500,000 par, yielding 5.748%,
  01/18/01 maturity)................................................   $   498,567
                                                                       -----------

TOTAL SHORT-TERM INVESTMENTS  15.1%
  (Cost $4,038,567).................................................     4,038,567
                                                                       -----------

TOTAL INVESTMENTS  106.7%
  (Cost $25,945,241)................................................    28,588,198

LIABILITIES IN EXCESS OF OTHER ASSETS  (6.7%).......................   (1,785,534)
                                                                       -----------

NET ASSETS  100.0%..................................................   $26,802,664
                                                                       ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments, including repurchase agreements of
  $3,540,000 (Cost $25,945,241).............................  $28,588,198
Cash........................................................        5,929
Receivables:
  Portfolio Shares Sold.....................................      391,278
  Investments Sold..........................................      108,397
  Dividends.................................................       31,279
  Expense Reimbursement from Adviser........................       22,206
  Interest..................................................        1,785
Other.......................................................       12,474
                                                              -----------
    Total Assets............................................   29,161,546
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    2,301,804
  Distributor and Affiliates................................        4,807
  Portfolio Shares Repurchased..............................        1,375
Trustees' Deferred Compensation and Retirement Plans........       16,075
Accrued Expenses............................................       34,821
                                                              -----------
    Total Liabilities.......................................    2,358,882
                                                              -----------
NET ASSETS..................................................  $26,802,664
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $24,095,630
Net Unrealized Appreciation.................................    2,642,957
Accumulated Net Realized Gain...............................       81,234
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (17,157)
                                                              -----------
NET ASSETS..................................................  $26,802,664
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
    Class I Shares (Based on net assets of $16,682,455 and
    1,419,614 shares of beneficial interest issued and
    outstanding)............................................  $     11.75
                                                              ===========
    Class II Shares (Based on net assets of $10,120,209 and
    861,175 shares of beneficial interest issued and
    outstanding)............................................  $     11.75
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $588)........  $  141,334
Interest....................................................      81,668
                                                              ----------
    Total Income............................................     223,002
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................      39,307
Shareholder Reports.........................................      31,173
Custody.....................................................      20,040
Trustees' Fees and Related Expenses.........................      18,272
Shareholder Services........................................      16,785
Accounting..................................................       9,093
Audit.......................................................       7,248
Distribution (12b-1) and Service Fees.......................       2,847
Legal.......................................................         570
Other.......................................................          57
                                                              ----------
    Total Expenses..........................................     145,392
    Expense Reduction ($39,307 Investment Advisory Fee and
     $38,286 Other).........................................      77,593
    Less Credits Earned on Cash Balances....................       3,517
                                                              ----------
    Net Expenses............................................      64,282
                                                              ----------
NET INVESTMENT INCOME.......................................  $  158,720
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  291,211
  Futures...................................................     (41,441)
                                                              ----------
Net Realized Gain...........................................     249,770
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (77,038)
  End of the Period:
    Investments.............................................   2,642,957
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,719,995
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,969,765
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,128,485
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................     $   158,720          $   15,351
Net Realized Gain...........................................         249,770               8,752
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       2,719,995             (77,038)
                                                                 -----------          ----------
Change in Net Assets from Operations........................       3,128,485             (52,935)
                                                                 -----------          ----------

Distributions from Net Investment Income*...................        (158,720)            (15,351)
Distributions in Excess of Net Investment Income*...........         (11,456)             (5,710)
                                                                 -----------          ----------
Distributions from and in Excess of Net Investment
  Income*...................................................        (170,176)            (21,061)
Distributions from Net Realized Gain*.......................        (177,288)                -0-
                                                                 -----------          ----------
Total Distributions.........................................        (347,464)            (21,061)
                                                                 -----------          ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       2,781,021             (73,996)
                                                                 -----------          ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      23,535,840             662,801
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         347,464               7,651
Cost of Shares Repurchased..................................      (1,456,300)             (1,817)
                                                                 -----------          ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      22,427,004             668,635
                                                                 -----------          ----------
TOTAL INCREASE IN NET ASSETS................................      25,208,025             594,639
NET ASSETS:
Beginning of the Period.....................................       1,594,639           1,000,000
                                                                 -----------          ----------
End of the Period (Including accumulated distributions in
  excess of net investment income of $17,157 and $5,710,
  respectively).............................................     $26,802,664          $1,594,639
                                                                 ===========          ==========

* Distributions by Class
------------------------------------------------------------

Distributions from and in Excess of Net Investment Income:
  Class I Shares............................................     $  (112,156)         $  (21,061)
  Class II Shares...........................................         (58,020)                -0-
                                                                 -----------          ----------
                                                                 $  (170,176)         $  (21,061)
                                                                 ===========          ==========

Distributions from Net Realized Gain:
  Class I Shares............................................     $  (123,850)         $      -0-
  Class II Shares...........................................         (53,438)                -0-
                                                                 -----------          ----------
                                                                 $  (177,288)         $      -0-
                                                                 ===========          ==========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                     APRIL 30, 1999
                                                                                     (COMMENCEMENT
                                                                                     OF INVESTMENT
                       CLASS I SHARES                           YEAR ENDED           OPERATIONS) TO
                                                             DECEMBER 31, 2000     DECEMBER 31, 1999
                                                             -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $ 9.31                 $10.00
                                                                  ------                 ------
  Net Investment Income.....................................         .14                    .10
  Net Realized and Unrealized Gain/Loss.....................        2.57                   (.66)
                                                                  ------                 ------
Total from Investment Operations............................        2.71                   (.56)
                                                                  ------                 ------
Less:
  Distributions from and in Excess of Net Investment
    Income..................................................         .09                    .13
  Distributions from Net Realized Gain......................         .18                    -0-
                                                                  ------                 ------
Total Distributions.........................................         .27                    .13
                                                                  ------                 ------
NET ASSET VALUE, END OF THE PERIOD..........................      $11.75                 $ 9.31
                                                                  ======                 ======

Total Return*...............................................      29.79%                 -5.53%**
Net Assets at End of the Period (In millions)...............      $ 16.7                 $  1.6
Ratio of Expenses to Average Net Assets* (a)................       1.01%                   .95%
Ratio of Net Investment Income to Average Net Assets*.......       2.49%                  1.99%
Portfolio Turnover..........................................         74%                    42%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a).................       2.20%                 10.36%
Ratio of Net Investment Income/Loss to Average Net Assets...       1.30%                 (7.42%)

** Non-annualized

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .06% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              SEPTEMBER 18, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
                      CLASS II SHARES                           OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $10.19
                                                                    ------
  Net Investment Income.....................................           .04
  Net Realized and Unrealized Gain..........................          1.68
                                                                    ------
Total from Investment Operations............................          1.72
                                                                    ------
Less:
  Distributions from and in Excess of Net Investment
    Income..................................................           .08
  Distributions from Net Realized Gain......................           .08
                                                                    ------
Total Distributions.........................................           .16
                                                                    ------
NET ASSET VALUE, END OF THE PERIOD..........................        $11.75
                                                                    ======

Total Return* (a)...........................................        17.07%**
Net Assets at End of the Period (In millions)...............        $ 10.1
Ratio of Expenses to Average Net Assets*....................         1.20%
Ratio of Net Investment Income to Average Net Assets*.......         2.14%
Portfolio Turnover..........................................           74%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................         2.38%
Ratio of Net Investment Income to Average Net Assets........          .96%

** Non-Annualized

(a) This return includes Rule 12b-1 fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $26,047,883; the aggregate gross unrealized appreciation is $2,955,653 and the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

aggregate gross unrealized depreciation is $415,338, resulting in net unrealized appreciation on long- and short-term investments of $2,540,315.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short term capital gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the tax year ended December 31, 2000, permanent book and tax differences of $9 relating to other expenses which are not deductible for tax purposes were reclassified from accumulated undistributed net investment income to capital.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Portfolio's custody fee was reduced by $3,517 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................   .60 of 1%
Over $500 million...........................................   .55 of 1%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .95% and 1.20% for Classes I and II, respectively. For the year ended December 31, 2000, the Adviser voluntarily waived $39,307 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person. All of this expense has been assumed by Van Kampen.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $1,600, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio. All of this expense has been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $15,500. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio, and to the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $12,470 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distribution received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $14,633,890 and $9,461,749 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................  1,366,538   $14,172,328
  Class II..................................................    852,259     9,363,512
                                                              ---------   -----------
Total Sales.................................................  2,218,797   $23,535,840
                                                              =========   ===========
Dividend Reinvestment:
  Class I...................................................     21,969   $   236,006
  Class II..................................................     10,132       111,458
                                                              ---------   -----------
Total Dividend Reinvestment.................................     32,101   $   347,464
                                                              =========   ===========
Repurchases:
  Class I...................................................   (140,132)  $(1,443,079)
  Class II..................................................     (1,216)      (13,221)
                                                              ---------   -----------
Total Repurchases...........................................   (141,348)  $(1,456,300)
                                                              =========   ===========

    At December 31, 1999, capital aggregated $1,668,635 for Class I Shares. For the year ended December 31, 1999, Class I Share transactions were as follows:

Beginning Shares............................................  100,000
Sales.......................................................   70,595
Dividend Reinvestment.......................................      838
Repurchases.................................................     (194)
                                                              -------
Ending Shares...............................................  171,239
                                                              =======

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $24,875,417 and $4,673,729, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $25,000, for the year ended December 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 1999............................     -0-
Futures Opened..............................................       9
Futures Closed..............................................      (9)
                                                                 ---
Outstanding at December 31, 2000............................     -0-
                                                                 ===

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Comstock Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets and the financial highlights of the Portfolio for the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
February 8, 2001

                            VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
COMSTOCK PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer
A. THOMAS SMITH III*
   Vice President and Secretary
JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer
RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2000. The Portfolio designated and paid $68,308 as a 20% rate gain distribution. For corporate shareholders 30% of the distributions qualify for the dividend received deductions. In January 2001, the Portfolio provided tax information to shareholders for the 2000 calendar year.

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2001. All rights reserved.

                                       Table of Contents

                                                OVERVIEW
                                 LETTER TO POLICYHOLDERS         1
                                       ECONOMIC SNAPSHOT         2

                                     PERFORMANCE SUMMARY
                                       RETURN HIGHLIGHTS         4
                          GROWTH OF A $10,000 INVESTMENT         5
                        Q&A WITH YOUR PORTFOLIO MANAGERS         6

                                          BY THE NUMBERS
                            YOUR PORTFOLIO'S INVESTMENTS         9
                                    FINANCIAL STATEMENTS        14
                           NOTES TO FINANCIAL STATEMENTS        19
                          REPORT OF INDEPENDENT AUDITORS        22

                                  VAN KAMPEN INVESTMENTS
                          THE VAN KAMPEN FAMILY OF FUNDS        23
              PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES        24

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 19, 2001

Dear Policyholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.6
                                                                            4.75                               1.7
                                                                            4.75                               1.7
Mar 99                                                                      4.75                               1.8
                                                                            4.75                               2.3
                                                                            4.75                               2.1
Jun 99                                                                         5                                 2
                                                                               5                               2.1
                                                                            5.25                               2.3
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                                               CLASS I      CLASS II
----------------------------------------------------------------------------------------
One-year total return based on NAV(1)                           -10.15%          N/A
----------------------------------------------------------------------------------------
Five-year total return based on NAV(1)                           28.83%          N/A
----------------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           29.58%      -22.44%(2)
----------------------------------------------------------------------------------------
Commencement date                                              07/03/95     09/18/00
----------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The return for Class II Shares includes Rule 12b-1 fees of up to .25%.

(2) Class II Shares commenced operations on 9/18/00. This return represents cumulative total return from commencement to 12/31/00.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risk. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

GROWTH OF A $10,000 INVESTMENT

(July 3, 1995--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                          Standard & Poor's Mid
                                                                                                           Cap 400 Index is an
                                                                              RUSSELL 2000(R) Index     unmanaged capitalization
                                                                              reflects the average       weighted measure of 400
                                                  LIT--EMERGING GROWTH      performance of small-cap     stocks in the midrange
                                                       PORTFOLIO1                   stocks.2             sector of the market.2
                                                  --------------------      ------------------------    ------------------------
7/3/95                                                  10000.00                    10000.00                    10000.00
7/95                                                    10860.00                    10564.70                    10480.00
                                                        11270.00                    10940.40                    10898.30
12/95                                                   11710.00                    11137.50                    11006.50
                                                        12540.00                    11659.10                    11636.00
                                                        13690.00                    12217.50                    11924.00
                                                        14180.00                    12209.70                    12223.60
12/96                                                   13660.00                    12781.50                    12913.30
                                                        12550.00                    12074.70                    12673.80
                                                        14850.00                    13971.50                    14483.10
                                                        17450.00                    15996.50                    16757.30
12/97                                                   16450.00                    15404.30                    16843.70
                                                        19037.90                    16943.20                    18643.90
                                                        20097.30                    16122.30                    18193.20
                                                        17676.40                    12816.00                    15512.30
12/98                                                   22628.20                    14873.50                    19821.70
                                                        25839.40                    14015.90                    18497.40
                                                        27600.00                    16132.50                    21054.00
                                                        28800.50                    15061.70                    19229.50
12/99                                                   46246.80                    17791.70                    22467.20
                                                        58004.30                    19002.10                    25247.10
                                                        51647.40                    18231.60                    24341.70
                                                        55216.90                    18377.50                    27223.60
12/00                                                   41550.60                    17043.70                    26109.50

This chart compares your portfolio's performance to that of the Standard & Poor's Mid Cap 400 Index and the Russell 2000(R) Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:

(1) Confluence Technologies, Inc.
(2) Bloomberg

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE
INVESTMENT TRUST--EMERGING GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS LED BY GARY LEWIS, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY SENIOR PORTFOLIO MANAGERS JANET LUBY, DAVID WALKER, DUDLEY BRICKHOUSE, AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT DURING THE PERIOD?

A   As the year began, a state of near-euphoria
prevailed in major portions of the stock market. Not only was the economy booming, but inflation remained benign and a rising dollar attracted large amounts of foreign investment. In that environment, investors were willing to give young companies the benefit of the doubt about their potential future earnings. But while many companies were enjoying rapid sales growth, the steep climb in technology and telecommunications stocks was driven mostly by expansion of price-to-earnings (P/E) multiples. (The P/E multiple is a measure of a stock's valuation.)

    In March, the optimistic attitude that made high valuations tolerable began to change as the cumulative impact of rising interest rates called the sanguine earnings outlook into question. Amid mounting evidence of a dramatic economic slowdown, investors sold high-P/E growth stocks and reinvested those assets into perceived defensive sectors--those typically less sensitive to slowing economic growth. Certainly, some of the fundamental concerns were justified. Capital spending on technology products slowed after year 2000 projects were completed, while financial problems at some large telecommunications companies led to concerns about a possible cutback in communications-equipment spending.

    In addition to several interest-rate hikes by the Federal Reserve Board, several factors resulted in the abrupt deceleration of economic growth. First, energy prices remained high for a longer period than policymakers had expected. Also, the unprecedented uncertainty surrounding the outcome of the presidential election weighed on consumer confidence during the holiday shopping season. Finally, falling stock prices mitigated the wealth effect that had underpinned retail sales activity in recent years.

Q   WHAT WAS YOUR STRATEGY FOR MANAGING
    THE PORTFOLIO DURING THIS PERIOD?

A   As the period began, the portfolio had
heavy exposure to the technology sector. As the year progressed, however, finding high-quality growth companies became increasingly difficult in the slowing-growth environment. Accordingly, by the end of the period, we reduced the portfolio's technology exposure to 37 percent of assets. Also, the portfolio built significant weightings in financials, which often benefit as interest rates decline, and in health care, which tends to be less vulnerable to economic fluctuations. Finally, we aggressively added to the portfolio's holdings in the energy sector, based on our view that commodity prices are likely to remain high over the near term.

Q   HOW DID THIS STRATEGY AFFECT THE
    PORTFOLIO'S PERFORMANCE THROUGH THE END OF THE REPORTING PERIOD?

A   The steep decline in telecommunications
stocks during the last nine months of the period severely undermined returns. Performance also was hindered by weakness in the portfolio's consumer and information technology holdings. Conversely, the portfolio benefited from strong performance in its industrial, health-care, utility, and energy stocks. Overall, the portfolio declined 10.15 percent for the 12-month period ended December 31, 2000. Total return based on net asset value (NAV) of Class I shares assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Performance of Class II shares will vary. Of course, past performance is no guarantee of comparable future results. As a result of market activity, current performance may vary from the figures shown.

    By comparison, the Standard & Poor's Mid Cap 400 Index gained 17.50 percent and the Russell 2000(R) Index fell 3.02 percent. Of course, past performance is no guarantee of future results. The S&P Mid Cap 400 Index is an unmanaged capitalization weighted measure of 400 stocks in the midrange sector of the market. The Russell 2000(R) Index reflects the average performance of small-cap stocks. These indexes are unmanaged statistical composites, and their returns do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHICH INVESTMENTS CONTRIBUTED MOST TO
    THE PORTFOLIO'S RETURN?

A   Check Point Software, a global leader in
the production of Internet security software, contributed the largest amount to the portfolio's performance during the period. We opted to trim the position and capture gains. Despite our optimism about the company's long-term prospects, we are concerned about recent decreases in information-technology spending.

    The portfolio also benefited from strong gains in independent power producer Calpine. Here too, we used a disciplined approach to harvest gains. While we believe Calpine remains a solid player in the deregulated electric-utility industry, we cut back on the portfolio's position late in the reporting period, due to regulatory turmoil in California.

    Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.

Q   WHICH STOCKS HURT PERFORMANCE?

A   Qualcomm, which manufactures memory
chips and cellular phones based on the code division multiple access (CDMA) standard, provided the largest drag on portfolio performance during the period. The company failed to receive an expected contract for CDMA technology from the Chinese government. Also, slowing growth in the cell-phone market caused Qualcomm to miss Wall Street earnings estimates by a substantial margin. Another drag on portfolio performance was generated by Sun Microsystems, whose profits were undermined by slowing demand for Web servers in an environment of decelerating technology spending.

Q   WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO
    IN THE MONTHS AHEAD?

A   Companies are likely to remain cautious
about undertaking large capital-spending projects until they understand the full extent of the economic slowdown. Similarly, we anticipate that investors will continue to be skittish about technology and telecommunications stocks until capital spending budgets hit bottom and a cyclical recovery begins. In that regard, we believe that the Internet may become an ever-larger slice of the American economic pie. However, we do not believe that the recent e-commerce growth rate is sustainable. Already, the initial public offering and high-yield market has closed to many start-ups, thus cutting off a primary source of technology spending in recent years.

    We believe that the Fed is concerned about the possibility of a recession and may move aggressively to stimulate growth. Also, we anticipate the dollar to weaken as U.S. growth recedes, thus boosting demand for American goods overseas. For individuals with long-term time horizons, we believe that the exceptionally negative market psychology of recent months has created a solid buying opportunity. Indeed, we are finding many quality companies selling at historically low prices. After the post-Y2K lull recedes and better year-over-year earnings numbers become evident, we believe that technology may again become an excellent place to invest.

    In the meantime, given the highly uncertain outlook for economic growth, we will attempt to increase the number of stocks in the portfolio to enhance diversification. As always, we will continue to search for companies with above-average growth rates and rising earnings expectations.

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
COMMON STOCKS  85.8%
ADVERTISING  0.3%
TMP Worldwide, Inc. (a).....................................     36,000    $  1,980,000
                                                                           ------------

AEROSPACE & DEFENSE  2.9%
Boeing Co. .................................................    161,600      10,665,600
General Dynamics Corp. .....................................     40,000       3,120,000
United Technologies Corp. ..................................     62,000       4,874,750
                                                                           ------------
                                                                             18,660,350
                                                                           ------------
AIRLINES  0.7%
Southwest Airlines Co. .....................................    142,000       4,761,260
                                                                           ------------

APPLICATION SOFTWARE  7.8%
BEA Systems, Inc. (a).......................................    202,100      13,603,856
i2 Technologies, Inc. (a)...................................    200,000      10,875,000
PeopleSoft, Inc. (a)........................................    120,000       4,462,500
Rational Software Corp. (a).................................     60,000       2,336,250
Siebel Systems, Inc. (a)....................................    289,100      19,550,387
                                                                           ------------
                                                                             50,827,993
                                                                           ------------
BANKS  1.4%
Fifth Third Bancorp.........................................     20,000       1,195,000
Golden West Financial Corp. ................................     20,000       1,350,000
Northern Trust Corp. .......................................     26,900       2,194,031
Washington Mutual, Inc. ....................................     82,000       4,351,125
                                                                           ------------
                                                                              9,090,156
                                                                           ------------
BIOTECHNOLOGY  0.9%
IDEC Pharmaceuticals Corp. (a)..............................     31,000       5,876,437
                                                                           ------------
BREWERS  0.6%
Anheuser-Busch Cos., Inc. ..................................     80,000       3,640,000
                                                                           ------------
COMPUTER HARDWARE  0.2%
Palm, Inc. (a)..............................................     40,000       1,132,500
                                                                           ------------
COMPUTER STORAGE & PERIPHERALS  3.8%
EMC Corp. (a)...............................................    278,800      18,540,200
Network Appliance, Inc. (a).................................    100,000       6,418,750
                                                                           ------------
                                                                             24,958,950
                                                                           ------------
CONSUMER FINANCE  0.7%
Capital One Financial Corp. ................................     19,000       1,250,437
MBNA Corp. .................................................     95,000       3,509,062
                                                                           ------------
                                                                              4,759,499
                                                                           ------------
DATA PROCESSING SERVICES  1.0%
Paychex, Inc. ..............................................    135,000       6,564,375
                                                                           ------------
DEPARTMENT STORES  1.2%
Kohl's Corp. (a)............................................    125,000       7,625,000
                                                                           ------------
DIVERSIFIED COMMERCIAL SERVICES  0.8%
Concord EFS, Inc. (a).......................................    123,000       5,404,312
                                                                           ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
DIVERSIFIED FINANCIAL SERVICES  5.7%
Citigroup, Inc. ............................................     38,000    $  1,940,375
Fannie Mae..................................................     60,000       5,205,000
Freddie Mac.................................................     25,000       1,721,875
Lehman Brothers Holdings, Inc. .............................    150,000      10,143,750
Merrill Lynch & Co., Inc. ..................................    153,700      10,480,419
SEI Investments Co. ........................................     12,000       1,344,000
State Street Corp. .........................................     40,000       4,968,400
USA Education, Inc. ........................................     20,000       1,360,000
                                                                           ------------
                                                                             37,163,819
                                                                           ------------
DRUG RETAIL  0.7%
CVS Corp. ..................................................     80,000       4,795,000
                                                                           ------------

ELECTRICAL COMPONENTS & EQUIPMENT  0.3%
Flextronics International Ltd.--ADR (Singapore) (a).........     80,000       2,280,000
                                                                           ------------

ELECTRIC UTILITIES  3.4%
AES Corp. (a)...............................................    161,600       8,948,600
Calpine Corp. (a)...........................................    190,000       8,561,875
Duke Energy Corp. ..........................................     20,000       1,705,000
Exelon Corp. ...............................................     40,000       2,808,400
                                                                           ------------
                                                                             22,023,875
                                                                           ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  4.6%
Applied Micro Circuits Corp. (a)............................     79,500       5,966,227
Sanmina Corp. (a)...........................................    110,000       8,428,750
SDL, Inc. (a)...............................................     61,100       9,054,256
Waters Corp. (a)............................................     76,800       6,412,800
                                                                           ------------
                                                                             29,862,033
                                                                           ------------
FOOD DISTRIBUTORS  0.5%
SYSCO Corp. ................................................    100,000       3,000,000
                                                                           ------------

GAS UTILITIES  0.2%
Kinder Morgan, Inc. ........................................     25,000       1,304,687
                                                                           ------------

HEALTH CARE DISTRIBUTORS & SERVICES  1.8%
Cardinal Health, Inc. ......................................    101,000      10,062,125
Express Scripts, Inc., Class A (a)..........................     15,000       1,533,750
                                                                           ------------
                                                                             11,595,875
                                                                           ------------
HEALTH CARE EQUIPMENT  0.8%
Applera Corp.--Applied Biosystems Group.....................     57,600       5,418,000
                                                                           ------------

HEALTH CARE FACILITIES  1.5%
HCA-The Healthcare Co. .....................................    144,000       6,337,440
Laboratory Corp. of America Holdings (a)....................      9,000       1,584,000
Tenet Healthcare Corp. (a)..................................     40,000       1,777,500
                                                                           ------------
                                                                              9,698,940
                                                                           ------------
HEALTH CARE SUPPLIES  0.9%
Allergan, Inc. .............................................     60,600       5,866,838
                                                                           ------------

INDUSTRIAL CONGLOMERATES  0.9%
Tyco International Ltd. ....................................    105,000       5,827,500
                                                                           ------------

INDUSTRIAL MACHINERY  0.1%
Danaher Corp. ..............................................     12,200         834,175
                                                                           ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
INSURANCE BROKERS  0.7%
Marsh & McLennan Cos., Inc. ................................     39,000    $  4,563,000
                                                                           ------------

INTEGRATED OIL & GAS  2.0%
Coastal Corp. ..............................................     44,500       3,929,906
Exxon Mobil Corp. ..........................................     80,000       6,955,000
Phillips Petroleum Co. .....................................     40,000       2,275,000
                                                                           ------------
                                                                             13,159,906
                                                                           ------------
IT CONSULTING & SERVICES  3.0%
Check Point Software Technologies Ltd.--ADR (Israel) (a)....    147,500      19,700,469
                                                                           ------------

LIFE & HEALTH INSURANCE  0.6%
AFLAC, Inc. ................................................     57,600       4,158,000
                                                                           ------------

MANAGED HEALTH CARE  2.4%
CIGNA Corp. ................................................     31,000       4,101,300
UnitedHealth Group, Inc. ...................................    185,000      11,354,375
                                                                           ------------
                                                                             15,455,675
                                                                           ------------
MOTORCYCLE MANUFACTURERS  0.2%
Harley-Davidson, Inc. ......................................     40,000       1,590,000
                                                                           ------------

MOVIES & ENTERTAINMENT  0.3%
Viacom, Inc., Class B (a)...................................     38,400       1,795,200
                                                                           ------------

MULTI-LINE INSURANCE  0.5%
American International Group, Inc. .........................     35,000       3,449,688
                                                                           ------------

MULTI-UTILITIES  1.8%
Enron Corp. ................................................    141,400      11,753,875
                                                                           ------------

NETWORKING EQUIPMENT  4.4%
Brocade Communications Systems, Inc. (a)....................    160,000      14,690,000
Cisco Systems, Inc. (a).....................................     40,000       1,530,000
Juniper Networks, Inc. (a)..................................    101,000      12,732,313
                                                                           ------------
                                                                             28,952,313
                                                                           ------------
OIL & GAS DRILLING  1.6%
Nabors Industries, Inc. (a).................................    122,000       7,216,300
Noble Drilling Corp. (a)....................................     75,000       3,257,813
                                                                           ------------
                                                                             10,474,113
                                                                           ------------
OIL & GAS EQUIPMENT & SERVICES  1.0%
Baker Hughes, Inc. .........................................    164,100       6,820,406
                                                                           ------------

OIL & GAS EXPLORATION & PRODUCTION  4.0%
Anadarko Petroleum Corp. ...................................    141,400      10,050,712
Apache Corp. ...............................................    121,000       8,477,563
Burlington Resources, Inc. .................................     60,000       3,030,000
Devon Energy Corp. .........................................     25,000       1,524,250
EOG Resources, Inc. ........................................     60,000       3,281,250
                                                                           ------------
                                                                             26,363,775
                                                                           ------------
PHARMACEUTICALS  6.2%
ALZA Corp. (a)..............................................    115,000       4,887,500
Bristol-Myers Squibb Co. ...................................     40,000       2,957,500
Forest Laboratories, Inc. (a)...............................     40,400       5,368,150
IVAX Corp. (a)..............................................     57,600       2,206,080

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
PHARMACEUTICALS (CONTINUED)
King Pharmaceuticals, Inc. (a)..............................     25,000    $  1,292,188
Merck & Co., Inc. ..........................................    101,000       9,456,125
Pharmacia Corp. ............................................     90,900       5,544,900
Schering-Plough Corp. ......................................    102,000       5,788,500
Teva Pharmaceutical Industries Ltd.--ADR (Israel)...........     45,000       3,296,250
                                                                           ------------
                                                                             40,797,193
                                                                           ------------
SEMICONDUCTORS  1.9%
Analog Devices, Inc. (a)....................................     60,000       3,071,250
Celestica, Inc. (a).........................................     85,000       4,611,250
Linear Technology Corp. ....................................    100,000       4,625,000
                                                                           ------------
                                                                             12,307,500
                                                                           ------------
SPECIALTY STORES  0.4%
Bed Bath & Beyond, Inc. (a).................................     85,000       1,901,875
Tiffany & Co. ..............................................     31,000         980,375
                                                                           ------------
                                                                              2,882,250
                                                                           ------------
SYSTEMS SOFTWARE  4.2%
Adobe Systems, Inc. ........................................    155,900       9,071,431
Intuit, Inc. (a)............................................     58,000       2,287,375
Mercury Interactive Corp. (a)...............................     79,700       7,192,925
VERITAS Software Corp. (a)..................................    100,000       8,750,000
                                                                           ------------
                                                                             27,301,731
                                                                           ------------
TELECOMMUNICATIONS EQUIPMENT  6.8%
Alcatel SA -- ADR (France)..................................    125,000       6,992,188
CIENA Corp. (a).............................................     59,700       4,850,625
Comverse Technology, Inc. (a)...............................    121,200      13,165,350
Corning, Inc. ..............................................    325,000      17,164,063
Scientific-Atlanta, Inc. ...................................     28,000         911,750
Tellabs, Inc. (a)...........................................     20,000       1,130,000
                                                                           ------------
                                                                             44,213,976
                                                                           ------------
TOBACCO  0.1%
Loews Corp. ................................................      5,200         538,525
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  85.8%
(Cost $549,526,995)....................................................     561,229,169
                                                                           ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                              MARKET
DESCRIPTION                                                                   VALUE
REPURCHASE AGREEMENTS  15.3%
Goldman Sachs ($33,000,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $33,016,445).............................................    $ 33,000,000
State Street Bank & Trust Co. ($33,000,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/29/00 to be
  sold on 01/02/01 at $33,015,950).....................................      33,000,000
UBS Securities ($34,305,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $34,322,010).............................................      34,305,000
                                                                           ------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $100,305,000)..................................................     100,305,000
                                                                           ------------

TOTAL INVESTMENTS  101.1%
  (Cost $649,831,995)..................................................     661,534,169
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1%)..........................      (7,445,818)
                                                                           ------------

NET ASSETS  100.0%.....................................................    $654,088,351
                                                                           ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR -- American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments, including repurchase agreements of
  $100,305,000 (Cost $649,831,995)..........................  $661,534,169
Cash........................................................        10,364
Receivables:
  Portfolio Shares Sold.....................................     7,133,371
  Investments Sold..........................................       959,429
  Dividends.................................................        69,144
  Interest..................................................        49,404
Other.......................................................        48,832
                                                              ------------
    Total Assets............................................   669,804,713
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    12,758,497
  Portfolio Shares Repurchased..............................     2,442,595
  Investment Advisory Fee...................................       373,086
  Distributor and Affiliates................................        19,141
Trustees' Deferred Compensation and Retirement Plans........        63,817
Accrued Expenses............................................        59,226
                                                              ------------
    Total Liabilities.......................................    15,716,362
                                                              ------------
NET ASSETS..................................................  $654,088,351
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $684,333,372
Net Unrealized Appreciation.................................    11,702,174
Accumulated Undistributed Net Investment Income.............       443,644
Accumulated Net Realized Loss...............................   (42,390,839)
                                                              ------------
NET ASSETS..................................................  $654,088,351
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $602,594,212 and
    14,541,976 shares of beneficial interest issued and
    outstanding)............................................  $      41.44
                                                              ============
  Class II Shares (Based on net assets of $51,494,139 and
    1,243,484 shares of beneficial interest issued and
    outstanding)............................................  $      41.41
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $   3,841,572
Dividends (Net of foreign withholding taxes of $6,554)......        536,859
                                                              -------------
Total Income................................................      4,378,431
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      3,574,837
Custody.....................................................         63,489
Trustees' Fees and Related Expenses.........................         32,069
Distribution (12b-1) and Service Fees.......................         19,309
Legal.......................................................         13,526
Amortization of Organizational Costs........................            681
Other.......................................................        187,070
                                                              -------------
    Total Expenses..........................................      3,890,981
    Less Credits Earned on Cash Balances....................          3,365
                                                              -------------
    Net Expenses............................................      3,887,616
                                                              -------------
NET INVESTMENT INCOME.......................................  $     490,815
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (42,224,421)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     99,357,373
  End of the Period.........................................     11,702,174
                                                              -------------
Net Unrealized Depreciation During the Period...............    (87,655,199)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(129,879,620)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(129,388,805)
                                                              =============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss..................................    $     490,815        $   (146,795)
Net Realized Gain/Loss......................................      (42,224,421)          2,654,240
Net Unrealized Appreciation/Depreciation During the
  Period....................................................      (87,655,199)         89,250,361
                                                                -------------        ------------
Change in Net Assets from Operations........................     (129,388,805)         91,757,806
                                                                -------------        ------------

Distributions from Net Realized Gain:
  Class I Shares............................................       (1,128,627)                -0-
  Class II Shares...........................................              -0-                 -0-
                                                                -------------        ------------
Total Distributions.........................................       (1,128,627)                -0-
                                                                -------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (130,517,432)         91,757,806
                                                                -------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      618,567,657         168,226,421
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        1,128,627                 -0-
Cost of Shares Repurchased..................................      (98,583,033)        (29,911,735)
                                                                -------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      521,113,251         138,314,686
                                                                -------------        ------------
TOTAL INCREASE IN NET ASSETS................................      390,595,819         230,072,492
NET ASSETS:
Beginning of the Period.....................................      263,492,532          33,420,040
                                                                -------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $443,644 and ($47,114),
  respectively).............................................    $ 654,088,351        $263,492,532
                                                                =============        ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                  YEAR ENDED DECEMBER 31,
CLASS I SHARES                                        ------------------------------------------------
                                                       2000       1999       1998      1997      1996
                                                      ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............  $ 46.22    $ 22.62    $16.45    $13.66    $11.72
                                                      -------    -------    ------    ------    ------
  Net Investment Income/Loss........................      .04       (.01)     (.01)     (.01)     (.02)
  Net Realized and Unrealized Gain/Loss.............    (4.67)     23.61      6.19      2.80      1.96
                                                      -------    -------    ------    ------    ------
Total from Investment Operations....................    (4.63)     23.60      6.18      2.79      1.94
                                                      -------    -------    ------    ------    ------
Less:
  Distributions from and in Excess of Net Investment
    Income..........................................      -0-        -0-       .01       -0-       -0-
  Distributions from Net Realized Gain..............      .15        -0-       -0-       -0-       -0-
                                                      -------    -------    ------    ------    ------
Total Distributions.................................      .15        -0-       .01       -0-       -0-
                                                      -------    -------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..................  $ 41.44    $ 46.22    $22.62    $16.45    $13.66
                                                      =======    =======    ======    ======    ======

Total Return*.......................................  -10.15%    104.38%    37.56%    20.42%    16.55%
Net Assets at End of the Period (In millions).......  $ 602.6    $ 263.5    $ 33.4    $ 10.5    $  5.2
Ratio of Expenses to Average Net Assets*............     .75%       .85%      .85%      .85%      .85%
Ratio of Net Investment Income/Loss to Average Net
  Assets*...........................................     .09%      (.17%)    (.23%)    (.11%)    (.17%)
Portfolio Turnover..................................     108%        96%       91%      116%      102%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.............      N/A       .88%     1.23%     2.14%     3.28%
Ratio of Net Investment Loss to Average Net
  Assets............................................      N/A      (.20%)    (.61%)   (1.40%)   (2.60%)

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              SEPTEMBER 18, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
CLASS II SHARES                                                 OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 53.39
                                                                   -------
  Net Investment Income.....................................           .01
  Net Realized and Unrealized Loss..........................        (11.99)
                                                                   -------
Total from Investment Operations............................        (11.98)
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $ 41.41
                                                                   =======

Total Return (a)............................................      -22.44%*
Net Assets at End of the Period (In millions)...............       $  51.5
Ratio of Expenses to Average Net Assets.....................         1.00%
Ratio of Net Investment Income to Average Net Assets........          .16%
Portfolio Turnover..........................................          108%

 *  Non-Annualized

(a) This return includes Rule 12b-1 fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on July 3, 1995. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $658,696,270; the aggregate gross unrealized appreciation is $40,639,326 and the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

aggregate gross unrealized depreciation is $37,801,427, resulting in net unrealized appreciation on long- and short-term investments of $2,837,899.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/loss under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. Permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the tax year ended December 31, 2000, permanent book and tax differences of $57 relating to the re-characterization of distributions has been reclassified from accumulated undistributed net investment income to accumulated net realized loss.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Portfolio's custody fee was reduced by $3,365 as a result of credits earned on overnight cash balances.

G. ORGANIZATIONAL COSTS The Portfolio reimbursed Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen") for its costs incurred in connection with its organization in the amount of $6,828. These costs were amortized on a straight line basis over the 60 month period ended July 2, 2000.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................        .70
Next $500 million...........................................        .65
Over $1 billion.............................................        .60

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .85% and 1.10% for Classes I and II, respectively. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $13,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $31,500, representing Van Kampen's cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $16,200. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $47,509 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3 CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $625,062,041 and $59,271,331 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................  10,845,482    $559,296,326
  Class II..................................................   1,243,484      59,271,331
                                                              ----------    ------------
Total Sales.................................................  12,088,966    $618,567,657
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................      17,911    $  1,128,627
  Class II..................................................         -0-             -0-
                                                              ----------    ------------
Total Dividend Reinvestment.................................      17,911    $  1,128,627
                                                              ==========    ============
Repurchases:
  Class I...................................................  (2,021,647)   $(98,583,033)
  Class II..................................................         -0-             -0-
                                                              ----------    ------------
Total Repurchases...........................................  (2,021,647)   $(98,583,033)
                                                              ==========    ============

    At December 31, 1999, capital aggregated $163,220,121 for Class I Shares. For the year ended December 31, 1999, Class I share transactions were as follows:

Beginning Shares............................................      1,477,759
Sales.......................................................      5,233,873
Dividend Reinvestment.......................................            -0-
Repurchases.................................................     (1,011,402)
                                                                -----------
Ending Shares...............................................      5,700,230
                                                                ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $945,696,982 and $493,464,821, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Emerging Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[SIG]

Chicago, Illinois
February 8, 2001

                            VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
   Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
EMERGING GROWTH PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2000. The Portfolio designated and paid $1,128,570 as a 20% rate gain distribution. In January 2001, the Portfolio provided tax information to shareholders for the 2000 calendar year.

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

(C) Van Kampen Funds Inc., 2001. All rights reserved.

                                       Table of Contents

                                                OVERVIEW
                                 LETTER TO POLICYHOLDERS         1
                                       ECONOMIC SNAPSHOT         2

                                     PERFORMANCE SUMMARY
                                       RETURN HIGHLIGHTS         4
                          GROWTH OF A $10,000 INVESTMENT         5
                        Q&A WITH YOUR PORTFOLIO MANAGERS         6

                                          BY THE NUMBERS
                            YOUR PORTFOLIO'S INVESTMENTS         8
                                    FINANCIAL STATEMENTS        13
                           NOTES TO FINANCIAL STATEMENTS        18
                          REPORT OF INDEPENDENT AUDITORS        22

                                  VAN KAMPEN INVESTMENTS
                          THE VAN KAMPEN FAMILY OF FUNDS        23
              PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES        24

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

January 19, 2001

Dear Policyholder,
The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                U.S. GROSS DOMESTIC PRODUCT
                                                                ---------------------------
Sep 98                                                                      3.80
Dec 98                                                                      5.90
Mar 99                                                                      3.50
Jun 99                                                                      2.50
Sep 99                                                                      5.70
Dec 99                                                                      8.30
Mar 00                                                                      4.80
Jun 00                                                                      5.60
Sep 00                                                                      2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                     PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                                               CLASS I    CLASS II
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)                           -14.64%        N/A
--------------------------------------------------------------------------------------
Five-year total return based on NAV(1)                           16.97%        N/A
--------------------------------------------------------------------------------------
Ten-year total return based on NAV(1)                            16.56%        N/A
--------------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           12.21%    -20.34%(2)
--------------------------------------------------------------------------------------
Commencement date                                              04/07/86   07/24/00
--------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The return for Class II Shares includes Rule 12b-1 fees of up to .25%.

(2) Class II Shares commenced operations on 7/24/00. This return represents cumulative total return from commencement to 12/31/00.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risk. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

GROWTH OF A $10,000 INVESTMENT

(December 31, 1990--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                              STANDARD & POOR'S 500
                                                                             INDEX IS A BROAD-BASED
                                                                            MEASUREMENT OF CHANGES IN    RUSSELL 1000(R) GROWTH
                                                                             STOCK MARKET CONDITIONS      INDEX IS AN UNMANAGED
                                                                              BASED ON THE AVERAGE       INDEX THAT REFLECTS THE
                                                     LIT--ENTERPRISE        PERFORMANCE OF 500 WIDELY    GENERAL PERFORMANCE OF
                                                      PORTFOLIO(1)           HELD COMMON STOCKS.(2)         GROWTH STOCKS.(3)
                                                     ---------------        -------------------------    -----------------------
12/90                                                   10000.00                    10000.00                    10000.00
                                                        11368.00                    11447.00                    11794.00
                                                        11308.00                    11422.00                    11681.00
                                                        12140.00                    12032.00                    12497.00
12/91                                                   13641.00                    13034.00                    14116.00
                                                        13265.00                    12706.00                    13420.00
                                                        13069.00                    12948.00                    13273.00
                                                        13639.00                    13356.00                    13857.00
12/92                                                   14661.00                    14025.00                    14822.00
                                                        15197.00                    14636.00                    14698.00
                                                        15058.00                    14705.00                    14471.00
                                                        15770.00                    15084.00                    14684.00
12/93                                                   15977.00                    15432.00                    15253.00
                                                        15484.00                    14852.00                    14580.00
                                                        15273.00                    14916.00                    14431.00
                                                        15725.00                    15645.00                    15542.00
12/94                                                   15436.00                    15642.00                    15658.00
                                                        17081.00                    17160.00                    17149.00
                                                        18568.00                    18793.00                    18835.00
                                                        20106.00                    20282.00                    20544.00
12/95                                                   21145.00                    21499.00                    21480.00
                                                        22872.00                    22652.00                    22633.00
                                                        23869.00                    23666.00                    24073.00
                                                        25150.00                    24392.00                    24941.00
12/96                                                   26387.00                    26422.00                    26447.00
                                                        26467.00                    27135.00                    26589.00
                                                        30958.00                    31862.00                    31617.00
                                                        35235.00                    34245.00                    33993.00
12/97                                                   34477.00                    35225.00                    34509.00
                                                        39764.00                    40128.00                    39738.00
                                                        40554.00                    41449.00                    41540.00
                                                        34491.00                    37334.00                    37767.00
12/98                                                   43094.00                    45271.00                    47866.00
                                                        44741.00                    47524.00                    50909.00
                                                        45966.00                    50868.00                    52868.00
                                                        43993.00                    47698.00                    50929.00
12/99                                                   54233.00                    54785.00                    63730.00
                                                        60358.00                    56030.00                    68273.00
                                                        57687.00                    54540.00                    66427.00
                                                        55907.00                    54015.00                    62851.00
12/00                                                   46296.00                    49794.00                    49439.00

This chart compares your portfolio's performance to that of the Standard & Poor's 500 Index and the Russell 1000(R) Growth Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
(1) Confluence Technologies, Inc.

(2) Hypo(R) Provided by Towers Data, Bethesda, MD

(3) Wiesenberger(R), a Thomson Financial Company

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--ENTERPRISE PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2000. THE TEAM IS LED BY JEFF D. NEW, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE 1994 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. HE IS JOINED BY MICHAEL DAVIS AND MARY JAYNE MALY, SENIOR PORTFOLIO MANAGERS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   WHAT MARKET FACTORS AFFECTED THE PORTFOLIO
    IN 2000, AND HOW DID THOSE FACTORS INFLUENCE THE PORTFOLIO'S PERFORMANCE?

A   Six interest-rate increases by the Federal
Reserve during the previous 18 months--a tactic designed to ease the economy to ward off potential inflation--appeared finally to be accomplishing the goal of a slower economy. Even stocks with no apparent decline in their fundamentals were vulnerable because investors were less certain about companies' earnings potential in this new business environment. Technology stocks, especially those with expectations for high growth, declined sharply, particularly in the fourth quarter.

    In this difficult environment, the portfolio realized a negative return, though the portfolio outperformed its benchmark, the Russell 1000 Growth Index(R), by a wide margin. During the 12-month period ending December 31, 2000, the portfolio returned -14.64 percent (Class I shares). By comparison, the Standard & Poor's 500 Index lost -9.10 percent of its value, while the Russell 1000 Growth Index, which more closely resembles the portfolio, returned -22.42 percent.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figure shown. The S&P 500 is a broad-based index of 500 widely held common stocks of companies chosen for market size, liquidity, and industry-group representation, and the Russell 1000 Growth Index is an unmanaged index that reflects the general performance of growth stocks. These indexes are statistical composites, and their returns do not include any commissions or sales charges that would be paid by an investor purchasing the securities represented by these indexes. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHAT STRATEGIES DID YOU USE TO MANAGE
    THE PORTFOLIO?

A   Our investment strategy--investing in
companies with positive future fundamentals--has stayed the same. We continue to invest in companies that we believe demonstrate one or more of these attributes:

- Consistent earnings growth

- Accelerating earnings growth

- Better-than-expected fundamentals

- An underlying change in a company, industry, or regulatory environment

    Because we evaluate stocks on a company-by-company basis, we look at stocks entirely on their merits and not on macroeconomic factors such as market movements or interest-rate changes. We maintain our discipline in all types of market environments.

Q   IN LIGHT OF THIS STRATEGY, WHAT SORTS OF
    INVESTMENT OPPORTUNITIES DID YOU FIND DURING THE YEAR?

A   In the early part of the year, technology
stocks had strong fundamentals and represented the most prevalent investment opportunities for the portfolio. As the year went on, however, fundamentals of many technology companies deteriorated, and investors eventually became unwilling to pay such high prices for these stocks. As a result, these stocks experienced significant valuation declines, and we reduced the portfolio's weight in that sector. Though we still own stocks in a number of technology companies, by the end of the year we found a greater number of companies in other industries that met our investment criteria. Therefore, we increased the portfolio's weightings in financials, health-care companies, and consumer staples (such as food, beverage, and tobacco stocks).

Q   WHICH STOCKS MOST HELPED THE PORTFOLIO
    DURING THE REPORTING PERIOD?

A   Health-care stocks were among the
market's--and the portfolio's--best performers in 2000. Drug companies represented some of the portfolio's highest-returning stocks. Pharmaceutical giant Merck, which continued to deliver strong earnings despite the weakening economy, performed extremely well, as did Warner Lambert (acquired by Pfizer during the year), Schering-Plough, and American Home Products.

    Other defensive stocks helped the portfolio's results--especially those in the consumer staples and financial industries. Within the consumer staples sector, grocery companies Safeway and Kroger helped performance, as did beverage company Pepsi Bottling.

    Some of the portfolio's financial stocks benefited later in the reporting period as a weaker economy signaled the possibility of lower interest rates. The portfolio's successful investments in this sector included American International Group, CitiGroup, and Fannie Mae.

    Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform as well or will be held by the portfolio in the future.

Q   WHAT STOCKS HURT PERFORMANCE DURING
    THE REPORTING PERIOD?

A   As suggested, most of the portfolio's laggards
were technology companies. Software-maker Microsoft, the portfolio's largest holding on December 31, 1999, was the single biggest detractor to performance in 2000. Internet-service provider America Online also hurt portfolio performance. The company's stock price suffered from uncertainty about AOL's pending merger with Time Warner, general worries about the future health of dot-coms, and fears of slower on-line advertising revenues. (Note: On January 11, 2001, the merger between AOL and Time Warner became official.)

    Some of the portfolio's technology investments lost value despite remaining fundamentally solid. These stocks included Juniper Networks (maker of Internet routers), Check Point Software (developer of Internet security products), and Veritas (maker of software enabling data storage). We continue to own these stocks in the portfolio and still believe in their prospects for the future.

Q   IN YOUR OPINION, WHAT LIES AHEAD FOR
    THE PORTFOLIO?

A   Clearly, the economy is slowing. What is not
yet clear is how the Federal Reserve will respond. We do expect that the Fed will lower interest rates in hopes of spurring economic growth. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.) We believe there is a light at the end of the tunnel, though we do not yet know how long the tunnel is. At some point, we believe investors will be more confident about corporate earnings, and such confidence generally coincides with an improved stock market environment.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  95.4%
ALTERNATIVE CARRIERS  0.7%
Qwest Communications International, Inc. (a)................   35,700   $  1,463,700
                                                                        ------------
APPAREL RETAIL  0.4%
Limited, Inc. ..............................................   46,600        795,112
                                                                        ------------

APPLICATION SOFTWARE  1.5%
BEA Systems, Inc. (a).......................................    6,600        444,262
i2 Technologies, Inc. (a)...................................   13,400        728,625
Rational Software Corp. (a).................................   32,200      1,253,787
Siebel Systems, Inc. (a)....................................    7,700        520,712
                                                                        ------------
                                                                           2,947,386
                                                                        ------------
BANKS  5.3%
Bank of America Corp. ......................................   15,000        688,125
Bank of New York Co., Inc. .................................   21,000      1,158,937
FleetBoston Financial Corp. ................................   40,100      1,506,256
Golden West Financial Corp. ................................   29,100      1,964,250
J.P. Morgan Chase & Co. ....................................    9,900        449,831
Mellon Financial Corp. .....................................   17,700        870,619
Northern Trust Corp. .......................................    7,400        603,562
Washington Mutual, Inc. ....................................   35,500      1,883,719
Wells Fargo Co. ............................................   23,300      1,297,519
                                                                        ------------
                                                                          10,422,818
                                                                        ------------
BIOTECHNOLOGY  0.9%
IDEC Pharmaceuticals Corp. (a)..............................    9,500      1,800,844
                                                                        ------------
BREWERS  0.7%
Anheuser-Busch Cos., Inc. ..................................   31,000      1,410,500
                                                                        ------------
CABLE TELEVISION  0.4%
Comcast Corp., Class A (a)..................................   20,000        835,000
                                                                        ------------
CASINO & GAMING  0.3%
Park Place Entertainment Corp. (a)..........................   57,300        684,019
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  2.7%
EMC Corp. (a)...............................................   73,000      4,854,500
Network Appliance, Inc. (a).................................    6,000        385,125
                                                                        ------------
                                                                           5,239,625
                                                                        ------------
COMPUTERS & ELECTRONIC RETAIL  0.7%
RadioShack Corp. ...........................................   31,600      1,352,875
                                                                        ------------

CONSUMER FINANCE  2.0%
Capital One Financial Corp. ................................   16,300      1,072,744
Household International, Inc. ..............................   15,600        858,000
MBNA Corp. .................................................   24,900        919,744
Providian Financial Corp. ..................................   19,200      1,104,000
                                                                        ------------
                                                                           3,954,488
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DEPARTMENT STORES  0.5%
Kohl's Corp. (a)............................................   16,000   $    976,000
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES  6.1%
American Express Co. .......................................   17,200        944,925
Charles Schwab Corp. .......................................   33,900        961,912
Citigroup, Inc. ............................................   56,300      2,874,819
Convergys Corp. (a).........................................   12,000        543,750
Fannie Mae..................................................   42,500      3,686,875
Freddie Mac.................................................   33,000      2,272,875
Merrill Lynch & Co., Inc. ..................................    9,700        661,419
                                                                        ------------
                                                                          11,946,575
                                                                        ------------
DRUG RETAIL  1.0%
Walgreen Co. ...............................................   45,300      1,894,106
                                                                        ------------

ELECTRIC UTILITIES  0.4%
Calpine Corp. (a)...........................................   11,000        495,687
Mirant Corp. (Formerly Southern Energy, Inc.) (a)...........    9,100        257,644
                                                                        ------------
                                                                             753,331
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.9%
Applied Micro Circuits Corp. (a)............................   12,500        938,086
Broadcom Corp. (a)..........................................    5,500        462,000
Jabil Circuit, Inc. (a).....................................    8,300        210,612
Sanmina Corp. (a)...........................................   31,800      2,436,675
Waters Corp. (a)............................................   18,800      1,569,800
                                                                        ------------
                                                                           5,617,173
                                                                        ------------
ENVIRONMENTAL SERVICES  1.0%
Waste Management, Inc. .....................................   69,400      1,925,850
                                                                        ------------

FINANCIAL SERVICES  0.4%
T. Rowe Price Associates, Inc. .............................   18,000        760,781
                                                                        ------------

FOOD RETAIL  4.7%
Kroger Co. (a)..............................................   85,100      2,303,019
Safeway, Inc. (a)...........................................  109,700      6,856,250
                                                                        ------------
                                                                           9,159,269
                                                                        ------------
HEALTH CARE DISTRIBUTORS & SERVICES  1.3%
Cardinal Health, Inc. ......................................   24,900      2,480,662
                                                                        ------------

HEALTH CARE EQUIPMENT  1.7%
Applera Corp. -- Applied Biosystems Group...................   16,000      1,505,000
Baxter International, Inc. .................................   21,000      1,854,562
                                                                        ------------
                                                                           3,359,562
                                                                        ------------
HEALTH CARE FACILITIES  1.1%
HCA-The Healthcare Co. .....................................   25,900      1,139,859
Tenet Healthcare Corp. (a)..................................   23,000      1,022,062
                                                                        ------------
                                                                           2,161,921
                                                                        ------------
HEALTH CARE SUPPLIES  1.2%
Allergan, Inc. .............................................   23,800      2,304,137
                                                                        ------------

HOTELS  1.0%
Starwood Hotels & Resorts Worldwide Inc., Class B...........   56,600      1,995,150
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INDUSTRIAL CONGLOMERATES  7.3%
General Electric Co. .......................................  123,700   $  5,929,869
Minnesota Mining & Manufacturing Co. .......................    9,000      1,084,500
Tyco International Ltd. -- ADR (Bermuda)....................  132,500      7,353,750
                                                                        ------------
                                                                          14,368,119
                                                                        ------------
INSURANCE BROKERS  0.2%
Marsh & McLennan Cos., Inc. ................................    3,200        374,400
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.4%
SBC Communications, Inc. ...................................   18,300        873,825
                                                                        ------------

INTERNET SOFTWARE & SERVICES  0.7%
AOL Time Warner (Formerly American Online, Inc.) (a)........   38,000      1,322,400
                                                                        ------------

IT CONSULTING & SERVICES  1.2%
Check Point Software Technologies Ltd. -- ADR (Israel)
  (a).......................................................   14,600      1,950,012
SunGard Data Systems, Inc. (a)..............................   10,000        471,250
                                                                        ------------
                                                                           2,421,262
                                                                        ------------
LIFE & HEALTH INSURANCE  1.4%
American General Corp. .....................................    7,800        635,700
John Hancock Financial Services (a).........................   17,700        665,962
Metlife, Inc. ..............................................   40,600      1,421,000
                                                                        ------------
                                                                           2,722,662
                                                                        ------------
MANAGED HEALTH CARE  2.5%
CIGNA Corp. ................................................    9,200      1,217,160
UnitedHealth Group, Inc. ...................................   35,200      2,160,400
Wellpoint Health Networks, Inc. (a).........................   12,600   $  1,452,150
                                                                        ------------
                                                                           4,829,710
                                                                        ------------
MOTORCYCLE MANUFACTURERS  0.9%
Harley-Davidson, Inc. ......................................   46,700      1,856,325
                                                                        ------------

MOVIES & ENTERTAINMENT  0.6%
Metro-Goldwyn-Mayer, Inc. (a)...............................   43,600        711,225
Time Warner, Inc. ..........................................   10,500        548,520
                                                                        ------------
                                                                           1,259,745
                                                                        ------------
MULTI-LINE INSURANCE  1.1%
American International Group, Inc. .........................   19,400      1,912,112
Axa -- ADR (France).........................................    2,655        190,662
                                                                        ------------
                                                                           2,102,774
                                                                        ------------
MULTI-UTILITIES  0.5%
Enron Corp. ................................................   11,400        947,625
                                                                        ------------

NETWORKING EQUIPMENT  4.7%
Brocade Communications Systems, Inc. (a)....................    7,400        679,412
Cisco Systems, Inc. (a).....................................  194,000      7,420,500
Juniper Networks, Inc. (a)..................................    8,300      1,046,319
                                                                        ------------
                                                                           9,146,231
                                                                        ------------
OIL & GAS DRILLING  2.7%
ENSCO International, Inc. ..................................   27,400        933,313
Global Marine, Inc. (a).....................................   19,900        564,663
Nabors Industries, Inc. (a).................................   17,800      1,052,870

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS DRILLING (CONTINUED)
Noble Drilling Corp. (a)....................................   48,900   $  2,124,094
Transocean Sedco Forex, Inc. ...............................   15,200        699,200
                                                                        ------------
                                                                           5,374,140
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  1.3%
Baker Hughes, Inc. .........................................   45,400      1,886,938
Smith International, Inc. (a)...............................    8,900        663,606
                                                                        ------------
                                                                           2,550,544
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  0.6%
Anadarko Petroleum Corp. ...................................   17,100      1,215,468
                                                                        ------------

PERSONAL PRODUCTS  0.9%
Avon Products, Inc. ........................................   37,300      1,785,738
                                                                        ------------

PHARMACEUTICALS  12.1%
Abbott Laboratories, Inc. ..................................   49,900      2,417,031
ALZA Corp. (a)..............................................   27,000      1,147,500
American Home Products Corp. ...............................   34,900      2,217,895
Bristol-Myers Squibb Co. ...................................   25,700      1,900,194
Eli Lilly & Co. ............................................   22,600      2,103,213
Forest Laboratories, Inc. (a)...............................    7,500        996,563
Immunex Corp. (a)...........................................   15,900        645,938
King Pharmaceuticals, Inc. (a)..............................   20,100      1,038,919
Merck & Co., Inc. ..........................................   54,500      5,102,563
Pfizer, Inc. ...............................................   64,300      2,957,800
Pharmacia Corp. ............................................   16,000        976,000
Schering-Plough Corp. ......................................   39,200      2,224,600
                                                                        ------------
                                                                          23,728,216
                                                                        ------------
PROPERTY & CASUALTY INSURANCE  0.5%
Allstate Corp. .............................................   20,600        897,388
                                                                        ------------

SEMICONDUCTORS  2.5%
Analog Devices, Inc. (a)....................................   39,700      2,032,144
Celestica, Inc. (a).........................................    9,000        488,250
Linear Technology Corp. ....................................   39,500      1,826,875
Xilinx, Inc. (a)............................................   13,300        613,463
                                                                        ------------
                                                                           4,960,732
                                                                        ------------
SOFT DRINKS  2.5%
Pepsi Bottling Group, Inc. .................................   45,100      1,801,181
PepsiCo, Inc. ..............................................   62,800      3,112,525
                                                                        ------------
                                                                           4,913,706
                                                                        ------------
SPECIALTY STORES  0.6%
Bed Bath & Beyond, Inc. (a).................................   51,000      1,141,125
                                                                        ------------

SYSTEMS SOFTWARE  5.4%
Adobe Systems, Inc. ........................................   21,000      1,221,938
Intuit, Inc. (a)............................................    9,400        370,713
Mercury Interactive Corp. (a)...............................    5,400        487,350
Microsoft Corp. (a).........................................   50,300      2,181,763
Oracle Corp. (a)............................................  159,700      4,641,281
VERITAS Software Corp. (a)..................................   18,800      1,645,000
                                                                        ------------
                                                                          10,548,045
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
TELECOMMUNICATIONS EQUIPMENT  3.8%
Comverse Technology, Inc. (a)...............................   33,000   $  3,584,625
Corning, Inc. ..............................................   61,700      3,258,531
Scientific-Atlanta, Inc. ...................................   17,400        566,588
                                                                        ------------
                                                                           7,409,744
                                                                        ------------
TOBACCO  2.1%
Philip Morris Cos., Inc. ...................................   95,500      4,202,000
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  95.4%
  (Cost $168,463,530)................................................    187,192,808

REPURCHASE AGREEMENT  5.6%
UBS Securities ($10,925,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $10,930,417)
  (Cost $10,925,000).................................................     10,925,000
                                                                        ------------

TOTAL INVESTMENTS  101.0%
  (Cost $179,388,530)................................................    198,117,808
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%)........................     (2,024,015)
                                                                        ------------

NET ASSETS  100.0%...................................................   $196,093,793
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $179,388,530).......................    $198,117,808
Cash........................................................           6,110
Receivables:
  Dividends.................................................         152,244
  Investments Sold..........................................          64,962
  Portfolio Shares Sold.....................................          46,302
  Interest..................................................           5,431
Other.......................................................         105,608
                                                                ------------
    Total Assets............................................     198,498,465
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       1,995,187
  Investment Advisory Fee...................................         185,657
  Portfolio Shares Repurchased..............................          40,384
  Distributor and Affiliates................................           4,332
Trustees' Deferred Compensation and Retirement Plans........         141,369
Accrued Expenses............................................          37,743
                                                                ------------
    Total Liabilities.......................................       2,404,672
                                                                ------------
NET ASSETS..................................................    $196,093,793
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $172,356,455
Net Unrealized Appreciation.................................      18,729,278
Accumulated Net Realized Gain...............................       4,799,176
Accumulated Undistributed Net Investment Income.............         208,884
                                                                ------------
NET ASSETS..................................................    $196,093,793
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $193,764,550 and
  9,557,935 shares of beneficial interest issued and
  outstanding)..............................................    $      20.27
                                                                ============
  Class II Shares (Based on net assets of $2,329,243 and
  114,818 shares of beneficial interest issued and
  outstanding)..............................................    $      20.29
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,197)......    $    863,271
Interest....................................................         648,003
                                                                ------------
    Total Income............................................       1,511,274
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,010,095
Trustees' Fees and Related Expenses.........................          41,396
Custody.....................................................          29,942
Legal.......................................................          10,238
Distribution (12b-1) and Service Fees.......................             972
Other.......................................................         123,878
                                                                ------------
    Total Expenses..........................................       1,216,521
    Less Credits Earned on Cash Balances....................           2,695
                                                                ------------
    Net Expenses............................................       1,213,826
                                                                ------------
NET INVESTMENT INCOME.......................................    $    297,448
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  5,403,255
  Futures...................................................         (56,287)
                                                                ------------
Net Realized Gain...........................................       5,346,968
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      59,541,665
  End of the Period:
    Investments.............................................      18,729,278
                                                                ------------
Net Unrealized Depreciation During the Period...............     (40,812,387)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(35,465,419)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(35,167,971)
                                                                ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                YEAR ENDED           YEAR ENDED
                                                             DECEMBER 31, 2000    DECEMBER 31, 1999
                                                             --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $    297,448         $    310,546
Net Realized Gain...........................................      5,346,968           18,174,698
Net Unrealized Appreciation/Depreciation During the
  Period....................................................    (40,812,387)          15,825,721
                                                               ------------         ------------
Change in Net Assets from Operations........................    (35,167,971)          34,310,965
                                                               ------------         ------------

Distributions from Net Investment Income:
  Class I Shares............................................       (329,999)            (393,720)
  Class II Shares...........................................            -0-                  -0-
                                                               ------------         ------------
                                                                   (329,999)            (393,720)
                                                               ------------         ------------
Distributions from Net Realized Gain:
  Class I Shares............................................    (18,629,140)          (9,274,929)
  Class II Shares...........................................            -0-                  -0-
                                                               ------------         ------------
                                                                (18,629,140)          (9,274,929)
                                                               ------------         ------------
Total Distributions.........................................    (18,959,139)          (9,668,649)
                                                               ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (54,127,110)          24,642,316
                                                               ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     82,630,421           43,053,299
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     18,959,139            9,668,649
Cost of Shares Repurchased..................................    (25,505,383)         (26,796,761)
                                                               ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     76,084,177           25,925,187
                                                               ------------         ------------
TOTAL INCREASE IN NET ASSETS................................     21,957,067           50,567,503
NET ASSETS:
Beginning of the Period.....................................    174,136,726          123,569,223
                                                               ------------         ------------
End of the Period (Including accumulated undistributed net
  investment income of $208,884 and $241,435,
  respectively).............................................   $196,093,793         $174,136,726
                                                               ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED DECEMBER 31,
CLASS I SHARES                                         -----------------------------------------------
                                                        2000       1999      1998      1997      1996
                                                       -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........    $ 26.11    $22.39    $18.11    $16.26    $14.69
                                                       -------    ------    ------    ------    ------
  Net Investment Income............................        .03       .05       .07       .09       .11
  Net Realized and Unrealized Gain/Loss............      (3.19)     5.39      4.44      4.74      3.42
                                                       -------    ------    ------    ------    ------
Total from Investment Operations...................      (3.16)     5.44      4.51      4.83      3.53
                                                       -------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income.........        .05       .07       .02       .10       .11
  Distributions from Net Realized Gain.............       2.63      1.65       .21      2.88      1.85
                                                       -------    ------    ------    ------    ------
Total Distributions................................       2.68      1.72       .23      2.98      1.96
                                                       -------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.................    $ 20.27    $26.11    $22.39    $18.11    $16.26
                                                       =======    ======    ======    ======    ======

Total Return*......................................    -14.64%    25.85%    25.00%    30.66%    24.80%
Net Assets at End of the Period (In millions)......    $ 193.8    $174.1    $123.6    $ 98.7    $ 84.8
Ratio of Expenses to Average Net Assets*...........       .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net
  Assets*..........................................       .15%      .22%      .35%      .47%      .68%
Portfolio Turnover.................................       114%      116%       82%       82%      152%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets............        N/A      .62%      .64%      .66%      .75%
Ratio of Net Investment Income to Average Net
  Assets...........................................        N/A      .20%      .31%      .41%      .53%

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                  JULY 24, 2000
                                                                  (COMMENCEMENT
                                                                  OF INVESTMENT
CLASS II SHARES                                                  OPERATIONS) TO
                                                                DECEMBER 31, 2000
                                                                -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $ 25.47
                                                                     -------
  Net Investment Income.....................................             -0-
  Net Realized and Unrealized Loss..........................           (5.18)
                                                                     -------
Total from Investment Operations............................           (5.18)
                                                                     -------
NET ASSET VALUE, END OF THE PERIOD..........................         $ 20.29
                                                                     =======
Total Return (a)............................................         -20.34%*
Net Assets at End of the Period (In millions)...............         $   2.3
Ratio of Expenses to Average Net Assets.....................            .85%
Ratio of Net Investment Income to Average Net Assets........            .06%
Portfolio Turnover..........................................            114%

* Non-annualized

(a) This return includes Rule 12b-1 fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-ended management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. The Portfolio commenced investment operation on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on the securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements, which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $180,995,338; the aggregate gross unrealized appreciation is $28,698,404 and the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

aggregate unrealized depreciation is $11,575,934, resulting in net unrealized appreciation on long-and short-term investments of $17,122,470.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short term capital gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, custody fees were reduced by $2,695 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................     .50 of 1%
Next $500 million...........................................     .45 of 1%
Next $2 billion.............................................     .40 of 1%

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for all expenses as a percent of average daily net assets in excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% and
 .85% for Classes I and II, respectively. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $10,200 representing legal services provided by Skadden, Arps, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $17,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $16,100. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Fund does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $65,007 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $169,786,527 and $2,569,928 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                                  SHARES         VALUE
Sales:
  Class I...................................................     3,235,323    $ 80,049,235
  Class II..................................................       115,314       2,581,186
                                                                ----------    ------------
Total Sales.................................................     3,350,637    $ 82,630,421
                                                                ==========    ============
Dividend Reinvestment:
  Class I...................................................       700,116    $ 18,959,139
  Class II..................................................           -0-             -0-
                                                                ----------    ------------
Total Dividend Reinvestment.................................       700,116    $ 18,959,139
                                                                ==========    ============
Repurchases:
  Class I...................................................    (1,047,376)   $(25,494,125)
  Class II..................................................          (496)        (11,258)
                                                                ----------    ------------
Total Repurchases...........................................    (1,047,872)   $(25,505,383)
                                                                ==========    ============

    At December 31, 1999, capital aggregated $96,272,278 for Class I Shares. For the year ended December 31, 1999, Class I Share transactions were as follows:

Beginning Shares............................................     5,518,824
Sales.......................................................     1,916,479
Dividends Reinvestment......................................       445,355
Repurchases.................................................    (1,210,786)
                                                                ----------
Ending Shares...............................................     6,669,872
                                                                ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $286,192,535 and $217,039,724, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolios generally invest in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $25,000, for the year ended December 31, 2000, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 1999............................        46
Futures Opened..............................................        45
Futures Closed..............................................       (91)
                                                                   ---
Outstanding at December 31, 2000............................       -0-
                                                                   ===

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees

of Van Kampen Life Investment Trust

Enterprise Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ERNST & YOUNG
Chicago, Illinois
February 8, 2001

                                   VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
ENTERPRISE PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2000. The Portfolio designated and paid $18,636,342 as a 20% rate gain distribution. For corporate shareholders 100% of the distributions qualify for the dividend received deductions. In January 2001, the Portfolio provided tax information to shareholders for the 2000 calendar year.

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

(C) Van Kampen Funds Inc., 2001. All rights reserved.

                                       Table of Contents

                                                OVERVIEW
                                 LETTER TO POLICYHOLDERS         1
                                       ECONOMIC SNAPSHOT         2

                                     PERFORMANCE SUMMARY
                                       RETURN HIGHLIGHTS         4
                          GROWTH OF A $10,000 INVESTMENT         5
                        Q&A WITH YOUR PORTFOLIO MANAGERS         6

                                          BY THE NUMBERS
                            YOUR PORTFOLIO'S INVESTMENTS         8
                                    FINANCIAL STATEMENTS        12
                           NOTES TO FINANCIAL STATEMENTS        17
                          REPORT OF INDEPENDENT AUDITORS        21

                                  VAN KAMPEN INVESTMENTS
                          THE VAN KAMPEN FAMILY OF FUNDS        22
              PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES        23

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

January 19, 2001

Dear Policyholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

                 No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                U.S. GROSS DOMESTIC PRODUCT
                                                                ---------------------------
Sep 98                                                                      3.80
Dec 98                                                                      5.90
Mar 99                                                                      3.50
Jun 99                                                                      2.50
Sep 99                                                                      5.70
Dec 99                                                                      8.30
Mar 00                                                                      4.80
Jun 00                                                                      5.60
Sep 00                                                                      2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                     PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                                               CLASS I    CLASS II
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)                            19.34%        N/A
--------------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           18.70%      5.00%(2)
--------------------------------------------------------------------------------------
Commencement date                                              12/23/96   09/18/00
--------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The return for Class II Shares includes Rule 12b-1 fees of up to .25%.

(2) Class II Shares commenced operations on 9/18/00. This return represents cumulative total return from commencement to 12/31/00.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

GROWTH OF A $10,000 INVESTMENT

(December 23, 1996--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                 LIT--GROWTH AND INCOME                                   Standard & Poor's 500
                                                       PORTFOLIO1             RUSSELL 1000(R) INDEX               INDEX
                                                 ----------------------       ---------------------       ---------------------
12/23/96                                                10000.00                    10000.00                    10000.00
                                                        10124.30                    10075.40                    10237.00
                                                        11565.00                    11714.00                    12020.00
                                                        12477.00                    12671.20                    12919.00
12/97                                                   12353.10                    13000.40                    13289.00
                                                        14021.00                    14683.60                    15139.00
                                                        14255.00                    14993.80                    15637.00
                                                        12755.00                    13388.10                    14085.00
12/98                                                   14776.00                    16266.50                    17929.00
                                                        14484.00                    16889.50                    19190.00
                                                        16283.00                    18056.50                    17994.00
                                                        15152.00                    16796.90                    17994.00
12/99                                                   16695.00                    19432.00                    20668.00
                                                        17858.00                    20191.50                    21138.00
                                                        17550.00                    19475.20                    20576.00
                                                        19346.00                    19549.10                    20378.00
12/00                                                   19924.00                    17714.40                    18785.00

This chart compares your portfolio's performance to that of the Standard & Poor's 500 Index and the Russell 1000(R) Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the Adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:

(1) Confluence Technologies, Inc.

(2) Hypo(R) Provided by Towers Data, Bethesda, MD

(3) Bloomberg

                                                                         [PHOTO]
                                                                   [PHOTO]
                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GROWTH AND INCOME PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS LED BY JAMES A. GILLIGAN, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE ITS INCEPTION IN DECEMBER 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. HE IS JOINED BY SCOTT A. CARROLL AND JAMES
O. ROEDER, PORTFOLIO MANAGERS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW DID THE PORTFOLIO PERFORM OVER THE
    PAST 12 MONTHS, CONSIDERING THE MARKET CONDITIONS IT WAS UP AGAINST?

A   Overall, it was a volatile period for stock
investors, and the portfolio's performance was strong under these difficult circumstances. The portfolio posted a total return of 19.34 percent for the 12 months ended December 31, 2000. Total return based on net asset value (NAV) of Class I shares assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The expense waiver may be revised or terminated at any time, at which time yield and total return will decrease. Performance of Class II shares will vary. Past performance is no guarantee of future results, and as a result of recent market activity, current performance may vary from the figures shown.

    During the same period, the Standard & Poor's 500 Index returned -9.10 percent, and the Russell 1000(R) Index, which, in the opinion of the fund's adviser, more closely resembles the composition of the portfolio, returned -7.80 percent. Both indexes are benchmarks for the fund. The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks of companies with market capitalizations of $1 billion or more. The Russell 1000(R) Index is an unmanaged index that reflects the general performance of the 1,000 largest U.S. companies based on total market capitalization. Both indexes are statistical composites, and their returns do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 4 for additional portfolio performance results.

    The fiscal year started off with a bang, driven by the momentum of technology stocks. This enthusiasm was soon dampened by worries that a strengthening economy would spur further interest-rate increases by the Federal Reserve Board. The market topped out in March, and by April and May prices were sliding steadily, especially in the technology-laden NASDAQ index. Much of this decline was due to investor concerns about the high valuations of technology stocks and the impact of repeated interest-rate hikes on corporate earnings.

    During this time, value stocks came back into fashion and began to dominate investor attention. From March through December, except for a brief period in mid-summer, value stocks were in greater demand than growth stocks. Investors pulled money out of high-flying technology stocks and moved it into value-oriented stocks with attractive valuations and stable earnings, such as utilities, pharmaceuticals, consumer staples, and food stocks.

    By December, it was clear that economic growth had slowed dramatically, and concerns turned from rising rates and high inflation to the slowdown. When the Fed announced that reining in inflation was no longer its primary concern, the markets reacted favorably and rebounded modestly in December.

Q   HOW DID YOU MANAGE THE PORTFOLIO IN
    THIS ENVIRONMENT?

A   As always, we continued to manage the portfolio with a bias toward value stocks. Our philosophy is to look for attractively priced companies and identify a particular catalyst that, in our opinion, is likely to send the stock price higher.

    Applying this approach, we began increasing the portfolio's allocation to financial stocks in late spring, expecting that the Fed was nearing the end of its rate-raising cycle. By December 31, these sectors together represented 47.1 percent of the portfolio's net assets and finished the fiscal year as its best-performing stock groups. (Of course, not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.)

    In February, we started to reduce the portfolio's holdings in the technology sector, believing that valuations in this segment of the market were getting too steep. We took some profits in stocks that had posted strong gains, which helped us sidestep some of the carnage that occurred when these stocks plummeted in April and May.

Q   WHAT ARE SOME OF THE STOCKS THAT
    PERFORMED WELL FOR THE PORTFOLIO?

A   Several of the portfolio's holdings in the energy sector performed very well, thanks to higher energy prices and strong demand for power. For example, the portfolio held both Dynegy and Illinova, two independent power producers. When Dynegy acquired Illinova in February, the price of both stocks climbed steadily. True to our stock-selling discipline, however, we have since sold the portfolio's position in Dynegy, based on its new higher valuation.

    Similarly, the portfolio held El Paso Energy and Coastal, two energy companies that merged during the period. At first, the market gave this merger a "thumbs down," though both stocks eventually recovered after an initial drop in price. As value investors, we added to the portfolio's positions when these stocks were out of favor. Over time, our decision reaped an attractive return.

    Within other sectors, we captured solid gains from MetLife, a mutual insurance company, and Pepsi Bottling Group. We have since sold Pepsi Bottling Group from the portfolio after judging that it was near its fair valuation.

    Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.

Q   WHICH STOCKS PERFORMED BELOW
    YOUR EXPECTATIONS?

A   Lexmark, the maker of computer printers and accessories, was a huge disappointment for us. The inkjet market has slowed significantly, dragging down not only sales of printers but also sales of related high-margin consumables such as ink cartridges.

    The telecommunications sector handed us some losses too. Particularly, Nippon Telegraph & Telephone (NTT), the Japanese telecom giant, was hit hard during the steep decline in the Japanese stock market during the course of the year. Sprint was another promising stock that went sour. After it had been announced that Worldcom would acquire Sprint, the merger fell apart and Sprint's stock sold off sharply. The portfolio still holds NTT and Sprint, as we believe they both have solid long-term potential.

Q   SPEAKING OF LONG-TERM PROSPECTS, WHAT
    IS YOUR OUTLOOK FOR THE MARKET AND THE PORTFOLIO?

A   Based on recent economic indicators, the U.S.
economy is clearly slowing. Within this environment, we will keep a close eye on the earnings of cyclical companies that are typically most affected by changes in the growth rate of the economy. It is likely that we will be more aggressive in evaluating the stocks of economically sensitive companies--such as those in the financial, retail, and industrial sectors--as their earnings could suffer amid slower economic growth. In addition, we expect to see a more realistic approach to pricing technology stocks, as investors insist on seeing a track record of real revenues, rather than buying on the promise of future earnings. We will continue to let our research-driven investment process point the way to stocks that may be rewarded in this environment.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
COMMON STOCKS  91.2%
AEROSPACE & DEFENSE  4.1%
Boeing Co. .................................................    27,500    $  1,815,000
Honeywell International, Inc................................    10,100         477,856
Raytheon Co., Class B.......................................    65,700       2,040,806
                                                                          ------------
                                                                             4,333,662
                                                                          ------------
ALTERNATIVE CARRIERS  0.5%
Nippon Telegraph & Telephone Corp.--ADR (Japan).............    14,100         503,194
                                                                          ------------
APPAREL RETAIL  0.2%
The Gap, Inc................................................    8,100          206,550
                                                                          ------------
APPLICATION SOFTWARE  0.5%
Cadence Design Systems, Inc. (a)............................    18,800         517,000
                                                                          ------------

BANKS  11.1%
Bank of America Corp........................................    28,600       1,312,025
First Union Corp............................................    65,800       1,830,062
FleetBoston Financial Corp..................................    46,340       1,740,646
J.P. Morgan Chase & Co......................................    13,800         627,037
PNC Financial Services Group................................    35,100       2,564,494
U.S. Bancorp................................................    60,900       1,777,519
Washington Mutual, Inc......................................    35,216       1,868,649
                                                                          ------------
                                                                            11,720,432
                                                                          ------------
BREWERS  1.4%
Anheuser-Busch Cos., Inc....................................    32,700       1,487,850
                                                                          ------------

COMPUTER HARDWARE  1.2%
Compaq Computer Corp........................................    42,800         644,140
Handspring, Inc. (a)........................................    5,400          210,262
Palm, Inc. (a)..............................................    15,620         442,241
                                                                          ------------
                                                                             1,296,643
                                                                          ------------
COMPUTERS & ELECTRONIC RETAIL  0.6%
Best Buy Co., Inc. (a)......................................    4,100          121,206
RadioShack Corp.............................................    12,900         552,281
                                                                          ------------
                                                                               673,487
                                                                          ------------
CONSUMER DISCRETIONARY  0.3%
Goodyear Tire & Rubber Co...................................    12,500         287,375
                                                                          ------------
CONSUMER ELECTRONICS  0.4%
Sony Corp.--ADR (Japan).....................................    6,100          425,475
                                                                          ------------
DEPARTMENT STORES  0.2%
J.C. Penney Co., Inc........................................    18,200         197,925
                                                                          ------------
DIVERSIFIED CHEMICALS  3.1%
Dow Chemical Co.............................................    25,800         944,925
Du Pont (E.I.) de Nemours & Co..............................    47,200       2,280,350
                                                                          ------------
                                                                             3,225,275
                                                                          ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
DIVERSIFIED COMMERCIAL SERVICES  2.5%
Equifax, Inc................................................    54,100    $  1,551,994
H & R Block, Inc............................................    27,600       1,141,950
                                                                          ------------
                                                                             2,693,944
                                                                          ------------
DIVERSIFIED FINANCIAL SERVICES  5.1%
American Express Co.........................................    18,600       1,021,837
Citigroup, Inc..............................................    31,866       1,627,158
Fannie Mae..................................................    31,300       2,715,275
                                                                          ------------
                                                                             5,364,270
                                                                          ------------
ELECTRIC UTILITIES  6.9%
DQE, Inc....................................................    1,000           32,750
Edison International........................................    71,360       1,115,000
Exelon Corp.................................................    24,210       1,699,784
Mirant Corp. (Formerly Southern Energy, Inc.) (a)...........    16,600         469,987
Northeast Utilities.........................................    31,259         758,031
PG&E Corp...................................................    38,000         760,000
Reliant Energy, Inc.........................................    28,600       1,238,737
Southern Co.................................................    37,000       1,230,250
                                                                          ------------
                                                                             7,304,539
                                                                          ------------
GAS UTILITIES  1.6%
El Paso Energy Corp.........................................    23,500       1,683,187
                                                                          ------------

GENERAL MERCHANDISE STORES  1.6%
Costco Wholesale Corp. (a)..................................    17,900         714,881
Target Corp.................................................    30,400         980,400
                                                                          ------------
                                                                             1,695,281
                                                                          ------------
GOLD  0.6%
Barrick Gold Corp.--ADR (Canada)............................    40,700         666,666
                                                                          ------------

HEALTH CARE DISTRIBUTORS & SERVICES  1.7%
McKesson HBOC, Inc..........................................    49,800       1,787,322
                                                                          ------------

HEALTH CARE EQUIPMENT  1.0%
Beckman Coulter, Inc........................................    26,100       1,094,569
                                                                          ------------

HEALTH CARE FACILITIES  1.5%
HCA-The Healthcare Co.......................................    35,710       1,571,597
                                                                          ------------

HOME IMPROVEMENT RETAIL  0.9%
Sherwin-Williams Co.........................................    35,800         941,987
                                                                          ------------

INDUSTRIAL CONGLOMERATES  3.0%
Minnesota Mining & Manufacturing Co.........................    25,800       3,108,900
                                                                          ------------

INDUSTRIAL MACHINERY  1.8%
Ingersoll-Rand Co...........................................    35,600       1,490,750
Pall Corp...................................................    16,800         358,050
                                                                          ------------
                                                                             1,848,800
                                                                          ------------
INSURANCE BROKERS  1.1%
Aon Corp....................................................    33,900       1,161,075
                                                                          ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
INTEGRATED OIL & GAS  3.0%
Exxon Mobil Corp............................................    14,556    $  1,265,462
Texaco, Inc.................................................    30,300       1,882,388
                                                                          ------------
                                                                             3,147,850
                                                                          ------------
INTEGRATED TELECOMMUNICATION SERVICES  5.1%
BellSouth Corp..............................................    15,800         646,813
SBC Communications, Inc.....................................    33,700       1,609,175
Sprint Corp.................................................    44,890         911,828
Verizon Communications, Inc.................................    43,906       2,200,788
                                                                          ------------
                                                                             5,368,604
                                                                          ------------
IT CONSULTING & SERVICES  2.7%
Electronic Data Systems Corp................................    40,500       2,338,875
SunGard Data Systems, Inc. (a)..............................    10,700         504,238
                                                                          ------------
                                                                             2,843,113
                                                                          ------------
LIFE & HEALTH INSURANCE  5.5%
American General Corp.......................................    13,950       1,136,925
Jefferson-Pilot Corp........................................    14,600       1,091,350
John Hancock Financial Services (a).........................    25,600         963,200
Lincoln National Corp.......................................    19,500         922,594
MetLife, Inc................................................    35,600       1,246,000
UnumProvident Corp..........................................    18,300         491,813
                                                                          ------------
                                                                             5,851,882
                                                                          ------------
MANAGED HEALTH CARE  0.6%
Caremark Rx, Inc. (a).......................................    44,000         596,750
                                                                          ------------

MULTI-LINE INSURANCE  1.6%
American International Group, Inc...........................    13,150       1,296,097
Axa Financial, Inc..........................................    5,841          419,457
                                                                          ------------
                                                                             1,715,554
                                                                          ------------
OIL & GAS DRILLING  0.4%
Transocean Sedco Forex, Inc.................................    9,600          441,600
                                                                          ------------

OIL & GAS EQUIPMENT & SERVICES  1.3%
Halliburton Co..............................................    23,400         848,250
Schlumberger Ltd............................................    7,000          559,563
                                                                          ------------
                                                                             1,407,813
                                                                          ------------
OIL & GAS EXPLORATION & PRODUCTION  2.3%
Burlington Resources, Inc...................................    49,100       2,479,550
                                                                          ------------

PHARMACEUTICALS  6.7%
American Home Products Corp.................................    34,100       2,167,055
Johnson & Johnson...........................................    13,650       1,434,103
Pharmacia Corp..............................................    21,500       1,311,500
Schering-Plough Corp........................................    38,900       2,207,575
                                                                          ------------
                                                                             7,120,233
                                                                          ------------
PHOTOGRAPHIC PRODUCTS  0.6%
Eastman Kodak Co............................................    15,700         618,188
                                                                          ------------

PRECIOUS METALS & MINERALS  0.7%
Newmont Mining Corp.........................................    43,100         735,394
                                                                          ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
PROPERTY & CASUALTY INSURANCE  2.3%
Allstate Corp...............................................    33,600    $  1,463,700
Chubb Corp..................................................    11,300         977,450
                                                                          ------------
                                                                             2,441,150
                                                                          ------------
SEMICONDUCTORS  1.3%
Intel Corp..................................................    4,300          129,269
Micron Technology, Inc......................................    36,300       1,288,650
                                                                          ------------
                                                                             1,417,919
                                                                          ------------
SOFT DRINKS  1.2%
PepsiCo, Inc................................................    25,200       1,248,975
                                                                          ------------

SPECIALTY CHEMICALS  1.3%
Rohm & Haas Co..............................................    36,700       1,332,669
                                                                          ------------

SYSTEMS SOFTWARE  0.5%
Oracle Corp. (a)............................................    19,100         555,094
                                                                          ------------

TELECOMMUNICATIONS EQUIPMENT  1.2%
Alcatel SA--ADR (France)....................................    7,500          419,531
Motorola, Inc...............................................    33,900         686,475
Research in Motion Ltd.--ADR (Canada) (a)...................    2,100          168,000
                                                                          ------------
                                                                             1,274,006
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  91.2%
  (Cost $83,706,125)..................................................      96,393,349
                                                                          ------------

SHORT-TERM INVESTMENTS  9.5%
REPURCHASE AGREEMENTS  8.6%
Goldman Sachs ($4,500,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $4,502,243).............................................       4,500,000
UBS Securities ($4,530,000 par collateralized by U.S. Government obligations in a pooled cash account dated 12/29/00 to be sold on
  01/02/01 at $4,532,246).............................................       4,530,000
                                                                          ------------

TOTAL REPURCHASE AGREEMENTS...........................................       9,030,000
U.S. GOVERNMENT AGENCY OBLIGATION  0.9%
Federal National Mortgage Discount Note ($1,000,000 par, yielding
  6.23%, 03/15/01 maturity) (b).......................................         987,367
                                                                          ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,017,367)..................................................      10,017,367
                                                                          ------------

TOTAL INVESTMENTS  100.7%
  (Cost $93,723,492)..................................................     106,410,716
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%).........................        (715,667)
                                                                          ------------

NET ASSETS  100.0%....................................................    $105,695,049
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $93,723,492)........................  $106,410,716
Cash........................................................         8,739
Receivables:
  Portfolio Shares Sold.....................................       855,864
  Investments Sold..........................................       719,525
  Dividends.................................................        80,607
  Interest..................................................         4,489
Other.......................................................        27,808
                                                              ------------
    Total Assets............................................   108,107,748
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,267,021
  Investment Advisory Fee...................................        52,254
  Variation Margin on Futures...............................        27,300
  Distributor and Affiliates................................        13,535
  Portfolio Shares Repurchased..............................         5,789
Trustees' Deferred Compensation and Retirement Plans........        38,143
Accrued Expenses............................................         8,657
                                                              ------------
    Total Liabilities.......................................     2,412,699
                                                              ------------
NET ASSETS..................................................  $105,695,049
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 92,927,550
Net Unrealized Appreciation.................................    12,583,158
Accumulated Net Realized Gain...............................       159,498
Accumulated Undistributed Net Investment Income.............        24,843
                                                              ------------
NET ASSETS..................................................  $105,695,049
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PER SHARE:
  Class I Shares (Based on net assets of $91,981,600 and
    5,406,168 shares of beneficial
    interest issued and outstanding)........................  $      17.01
                                                              ============
  Class II Shares (Based on net assets of $13,713,449 and
    805,745 shares of beneficial
    interest issued and outstanding)........................  $      17.02
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $6,576)......  $ 1,023,369
Interest....................................................      443,287
                                                              -----------
    Total Income............................................    1,466,656
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      412,469
Accounting..................................................       29,355
Trustees' Fees and Related Expenses.........................       22,301
Custody.....................................................       22,170
Distribution (12b-1) and Service Fees.......................        4,245
Legal.......................................................        3,530
Other.......................................................       55,603
                                                              -----------
    Total Expenses..........................................      549,673
    Investment Advisory Fee Reduction.......................       34,425
    Less Credits Earned on Cash Balances....................        1,931
                                                              -----------
    Net Expenses............................................      513,317
                                                              -----------
NET INVESTMENT INCOME.......................................  $   953,339
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 5,666,532
  Futures...................................................      (98,680)
  Foreign Currency Transactions.............................          (31)
                                                              -----------
Net Realized Gain...........................................    5,567,821
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    6,490,114
                                                              -----------
  End of the Period:
    Investments.............................................   12,687,224
    Futures.................................................     (104,066)
                                                              -----------
                                                               12,583,158
                                                              -----------
Net Unrealized Appreciation During the Period...............    6,093,044
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $11,660,865
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $12,614,204
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $    953,339          $   540,154
Net Realized Gain...........................................       5,567,821            2,869,665
Net Unrealized Appreciation During the Period...............       6,093,044            2,184,495
                                                                ------------          -----------
Change in Net Assets from Operations........................      12,614,204            5,594,314
                                                                ------------          -----------

Distributions from Net Investment Income:
  Class I Shares............................................        (895,135)            (745,667)
  Class II Shares...........................................         (93,935)                 -0-
                                                                ------------          -----------
                                                                    (989,070)            (745,667)
                                                                ------------          -----------

Distributions from Net Realized Gain:
  Class I Shares............................................      (4,923,985)          (2,344,365)
  Class II Shares...........................................        (544,407)                 -0-
                                                                ------------          -----------
                                                                  (5,468,392)          (2,344,365)
                                                                ------------          -----------
Total Distributions.........................................      (6,457,462)          (3,090,032)
                                                                ------------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       6,156,742            2,504,282
                                                                ------------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      48,670,845           21,242,526
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       6,457,462            3,090,032
Cost of Shares Repurchased..................................      (8,051,893)          (6,605,514)
                                                                ------------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      47,076,414           17,727,044
                                                                ------------          -----------
TOTAL INCREASE IN NET ASSETS................................      53,233,156           20,231,326
NET ASSETS:
Beginning of the Period.....................................      52,461,893           32,230,567
                                                                ------------          -----------
End of the Period (Including accumulated undistributed net
  investment income of $24,843 and $59,629, respectively)...    $105,695,049          $52,461,893
                                                                ============          ===========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                       DECEMBER 23, 1996
                                                                                         (COMMENCEMENT
                                                     YEAR ENDED DECEMBER 31,             OF INVESTMENT
CLASS I SHARES                                -------------------------------------     OPERATIONS) TO
                                               2000     1999(A)     1998      1997     DECEMBER 31, 1996
                                              ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $15.34    $14.48     $12.12    $ 9.97         $ 10.00
                                              ------    ------     ------    ------         -------
  Net Investment Income.....................     .18       .19        .12       .07             .01
  Net Realized and Unrealized Gain/Loss.....    2.71      1.66       2.26      2.31            (.04)
                                              ------    ------     ------    ------         -------
Total from Investment Operations............    2.89      1.85       2.38      2.38            (.03)
                                              ------    ------     ------    ------         -------
Less:
  Distributions from Net Investment
    Income..................................     .18       .27        .02       .07             -0-
  Distributions from and in Excess of Net
    Realized Gain...........................    1.04       .72        -0-       .16             -0-
                                              ------    ------     ------    ------         -------
Total Distributions.........................    1.22       .99        .02       .23             -0-
                                              ------    ------     ------    ------         -------
NET ASSET VALUE, END OF THE PERIOD..........  $17.01    $15.34     $14.48    $12.12         $  9.97
                                              ======    ======     ======    ======         =======

Total Return*...............................  19.34%    12.99%     19.61%    23.90%           -.30%**
Net Assets at End of the Period (In
  millions).................................  $ 92.0    $ 52.5     $ 32.2    $ 11.7         $    .5
Ratio of Expenses to Average Net Assets*....    .75%      .75%       .75%      .75%            .75%
Ratio of Net Investment Income to Average
  Net Assets*...............................   1.39%     1.25%      1.27%     1.19%           4.47%
Portfolio Turnover..........................    100%       96%        70%       96%              0%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....    .80%       92%      1.09%     1.63%          45.97%
Ratio of Net Investment Income to Average
  Net Assets................................   1.34%     1.08%       .93%      .31%         (40.74%)

** Non-annualized

(a) Based on average month-end shares outstanding

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              SEPTEMBER 18, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
CLASS II SHARES                                                 OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $17.22
                                                                    ------
  Net Investment Income.....................................           .06
  Net Realized and Unrealized Gain..........................          0.76
                                                                    ------
Total from Investment Operations............................          0.82
                                                                    ------
Less:
  Distributions from Net Investment Income..................           .15
  Distributions from Net Realized Gain......................           .87
                                                                    ------
Total Distributions.........................................          1.02
                                                                    ------
NET ASSET VALUE, END OF THE PERIOD..........................        $17.02
                                                                    ======

Total Return* (a)...........................................         5.00%**
Net Asset at End of the Period (In millions)................        $ 13.7
Ratio of Expenses to Average Net Assets*....................         1.00%
Ratio of Net Investment Income to Average Net Assets*.......         1.23%
Portfolio Turnover..........................................          100%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and
  the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................         1.03%
Ratio of Net Investment Income to Average Net Assets........         1.20%

** Non-annualized

(a) This return includes Rule 12b-1 fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operation on November 3, 1997. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and losses recognized for tax purposes on open futures positions at December 31, 2000.

    At December 31, 2000 for federal income tax purposes, cost of long- and short-term investments is $94,506,748; the aggregate gross unrealized appreciation is $14,728,433 and the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

aggregate gross unrealized depreciation is $2,824,465, resulting in net unrealized appreciation on long- and short-term investments of $11,903,968.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/loss under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the tax year ended December 31, 2000, permanent book and tax differences of $31 relating to the recognition of net realized losses on foreign currency transactions were reclassified from accumulated net realized gain to accumulated undistributed net investment income. Additionally, other expenses which are not deductible for tax purposes in the amount of $976 were reclassified from accumulated undistributed net investment income to capital.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, custody fees were reduced by $1,931 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................   .60 of 1%
Over $500 million...........................................   .55 of 1%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .75% and 1.00% for Classes I and II, respectively. For the year ended December 31, 2000, the Adviser voluntarily waived $34,425 of its investment advisory fees. This waiver is voluntary in nature and may be discontinued or modified at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $3,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $11,900, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $15,200. Transfer Agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen. The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

selected by the trustees. Investments in such funds of $25,181 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $79,005,299 and $13,922,251 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class I...................................................  2,125,218    $35,375,241
  Class II..................................................    767,574     13,295,604
                                                              ---------    -----------
Total Sales.................................................  2,892,792    $48,670,845
                                                              =========    ===========
Dividend Reinvestment:
  Class I...................................................    355,860    $ 5,819,120
  Class II..................................................     38,876        638,342
                                                              ---------    -----------
Total Dividend Reinvestment.................................    394,736    $ 6,457,462
                                                              =========    ===========
Repurchases:
  Class I...................................................   (494,882)   $(8,040,325)
  Class II..................................................       (705)       (11,568)
                                                              ---------    -----------
Total Repurchases...........................................   (495,587)   $(8,051,893)
                                                              =========    ===========

    At December 31, 1999, capital aggregated $45,852,112 for Class I Shares. For the year ended December 31, 1999, Class I share transactions were as follows:

Beginning Shares............................................  2,225,645
Sales.......................................................  1,413,376
Dividends Reinvestment......................................    209,139
Repurchases.................................................   (428,188)
                                                              ---------
Ending Shares...............................................  3,419,972
                                                              =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $100,676,688 and $62,525,489, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $25,000, for the year ended December 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 1999............................       6
Futures Opened..............................................      34
Futures Closed..............................................     (34)
                                                                 ---
Outstanding at December 31, 2000............................       6
                                                                 ===

    The futures contracts outstanding at December 31, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  Mar 2001 S&P 500 Index Futures (Current Notional Value
    $333,750 per contract)..................................      6          $(104,066)
                                                                  ==         =========

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
February 8, 2001

                       VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
GROWTH AND INCOME PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*

   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256
CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2000. The Portfolio designated and paid $5,494,201 as a 20% rate gain distribution. For corporate shareholders 92% of the distributions qualify for the dividend received deductions. In January 2001, the Portfolio provided tax information to shareholders for the 2000 calendar year.

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

(C) Van Kampen Funds Inc., 2001. All rights reserved.

                                       Table of Contents

                                                OVERVIEW
                                 LETTER TO POLICYHOLDERS         1
                                       ECONOMIC SNAPSHOT         2

                                     PERFORMANCE SUMMARY
                                       RETURN HIGHLIGHTS         4
                          GROWTH OF A $10,000 INVESTMENT         5
                        Q&A WITH YOUR PORTFOLIO MANAGERS         6

                                          BY THE NUMBERS
                            YOUR PORTFOLIO'S INVESTMENTS         8
                                    FINANCIAL STATEMENTS        11
                           NOTES TO FINANCIAL STATEMENTS        16
                          REPORT OF INDEPENDENT AUDITORS        20
              PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES        21

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

January 19, 2001

Dear Policyholder,
The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                U.S. GROSS DOMESTIC PRODUCT
                                                                ---------------------------
Sep 98                                                                      3.80
Dec 98                                                                      5.90
Mar 99                                                                      3.50
Jun 99                                                                      2.50
Sep 99                                                                      5.70
Dec 99                                                                      8.30
Mar 00                                                                      4.80
Jun 00                                                                      5.60
Sep 00                                                                      2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                                               CLASS I    CLASS II
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)                             8.20%        n/a
--------------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                            8.29%     16.26%*(2)
--------------------------------------------------------------------------------------
Commencement date                                              11/03/97   07/24/00
--------------------------------------------------------------------------------------

n/a=not applicable

* Since inception date of 07/24/00. Non-Annualized

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2) This return includes Rule 12b-1 fees of up to .25%.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

GROWTH OF A $10,000 INVESTMENT

(November 3, 1997--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                         MORGAN STANLEY CAPITAL
                                                                                                         INTERNATIONAL USA INDEX
                                                                                                          ACHIEVES A 60 PERCENT
                                                                             DOW JONES INDUSTRIAL        REPRESENTATION OF U.S.
                                                                            AVERAGE CONSISTS OF 30      MARKET CAPITALIZATION AS
                                                                           ACTIVELY TRADED STOCKS OF    WELL AS 60 PERCENT OF THE
                                                LIT--STRATEGIC STOCK      WELL-ESTABLISHED, BLUE-CHIP    CAPITALIZATION OF EACH
                                                     PORTFOLIO1                   COMPANIES.2               INDUSTRY GROUP.2
                                                --------------------      ---------------------------   -------------------------
11/3/97                                               10000.00                      10000.00                    10000.00
12/97                                                 10250.00                      10336.00                    10614.00
3/98                                                  11442.10                      11550.00                    12062.00
6/98                                                  11261.90                      11799.00                    12433.00
9/98                                                  10641.20                      10386.00                    11254.00
12/98                                                 11942.60                      12213.00                    13670.00
3/99                                                  11896.70                      13072.00                    14394.00
6/99                                                  13315.40                      14714.00                    15304.00
9/99                                                  12129.80                      13922.00                    14233.00
12/99                                                 11886.60                      15541.00                    16521.00
3/00                                                  10947.60                      14818.00                    16741.00
6/00                                                  10818.50                      14231.00                    16104.00
9/00                                                  11173.40                      14568.00                    15689.00
12/00                                                 12861.80                      14818.00                    14282.00

This chart compares your portfolio's performance to that of the Dow Jones Industrial Average and the MSCI USA Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the Adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
(1) Confluence Technologies, Inc.

(2) Hypo(R) Provided by Towers Data, Bethesda, MD

                                                                         [PHOTO]
                                                                   [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN
LIFE INVESTMENT TRUST -- STRATEGIC STOCK PORTFOLIO ABOUT THE KEY
EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND
INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED
DECEMBER 31, 2000. THE TEAM IS LED BY JOHN CUNNIFF, SENIOR
PORTFOLIO MANAGER. CUNNIFF HAS MANAGED THE PORTFOLIO SINCE ITS
INCEPTION IN 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1992. HE IS JOINED BY PORTFOLIO MANAGER RAJ WAGLE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    CONDITIONS DURING THE PERIOD, AND HOW DID THE PORTFOLIO FARE?

A   Overall, it was a highly volatile period for
the markets. The year started out strong, favoring growth stocks, but after the technology-oriented NASDAQ index peaked in March and began to plummet, traditional value stocks experienced a remarkable rally for the remainder of the year. In times of market uncertainty, investors have tended to invest in companies that may be less volatile than average, and investors perceived the value segment of the market as having such defensive characteristics. This trend helped the portfolio's performance, given our dividend-oriented value strategy, and the portfolio returned 8.20 percent for the 12-month period ended December 31, 2000. Total return based on net asset value (NAV) of Class I shares assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The expense waiver may be revised or terminated at any time, at which time yield and total return will decrease. Performance of other share classes will vary. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    By comparison, the Dow Jones Industrial Average fell 4.69 percent and the Morgan Stanley Capital International USA Index fell 12.84 percent for the same period. The Dow consists of 30 actively traded stocks of well-established, blue-chip companies, and the MSCI USA Index achieves a 60 percent representation of U.S. market capitalization, as well as 60 percent of the capitalization of each industry group. These indexes are statistical composites, and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S
    FAVORABLE PERFORMANCE?

A   Stocks that contributed positively to
performance included Philip Morris, J.P. Morgan, and Emerson Electric. Philip Morris's stock more than doubled in price during the year as tobacco litigation fears subsided and investor sentiment improved. Meanwhile, the markets responded with enthusiasm for the J.P. Morgan/Chase Manhattan Bank merger, and Emerson Electric, a value-oriented industrial stock, reported consistent dividends and earnings. In a market where an increasing number of companies reported earnings disappointments, investors embraced those companies that could meet expectations. Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform as well or be held by the portfolio in the future.

    On the other hand, cyclical stocks Du Pont, General Motors, and Dana Corporation hindered the portfolio's performance. Cyclical stocks generally tend to falter when consumers perceive a slowdown in the economy, as was the case during the period.

Q   WHAT IS YOUR STOCK-SELECTION STRATEGY?

A   As always, we use a disciplined strategy to
select undervalued stocks of high-quality companies. Our process begins with the stocks represented in the Dow Jones Industrial Average, which is composed of 30 blue-chip stocks, and the MSCI USA Index, which is composed of approximately 335 large-company stocks. These indexes track high-quality U.S. companies that have historically paid dividends.

    First, we identify for investment the 10 Dow stocks with the highest dividend yields. Next, we review the MSCI USA Index. We exclude from this group the 30 Dow stocks, as well as all utility and financial stocks. The remaining securities are screened for quality factors such as sales growth, earnings growth, dividend performance, and trading volume. Of the securities that pass our screen, we select the 10 stocks with the highest dividend yields. The 10 MSCI USA Index stocks and the 10 Dow stocks we select as investment candidates comprise a basket of 20 stocks in which the fund invests. Approximately monthly, we employ the same process to identify a new list of 20 strategic securities. Based on a rolling 12-month schedule, we review and adjust the oldest basket of stocks so as to invest that portion of the portfolio's assets approximately equally in the new list of 20 strategic securities.

Q   WHAT IS YOUR OUTLOOK FOR THE
    NEAR TERM?

A   The economy seems to finally be slowing,
but the extent of this slowdown remains unknown. Going forward, we believe the portfolio's focus on stocks with high dividend yields may position the portfolio to handle an economic slowdown or even a recession. Although past performance is no guarantee of future results, if the market's recent preference for value stocks continues, the trend may bode well for the portfolio. Regardless of market conditions, we will continue to follow our disciplined stock-selection strategy.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
COMMON STOCKS  98.8%
AEROSPACE & DEFENSE  0.7%
General Dynamics Corp. .....................................    1,290     $   100,620
Honeywell International, Inc. ..............................    2,650         125,378
                                                                          -----------
                                                                              225,998
                                                                          -----------
APPAREL RETAIL  0.0%
Limited, Inc. ..............................................      180           3,071
                                                                          -----------

AUTO PARTS & EQUIPMENT  1.2%
Dana Corp. .................................................    18,790        287,722
Delphi Automotive Systems Corp. ............................    9,568         107,640
Visteon Corp. ..............................................      451           5,186
                                                                          -----------
                                                                              400,548
                                                                          -----------
AUTOMOBILE MANUFACTURERS  4.4%
Ford Motor Co. .............................................    17,740        415,781
General Motors Corp. .......................................    20,190      1,028,428
                                                                          -----------
                                                                            1,444,209
                                                                          -----------
BANKS  5.7%
J.P. Morgan Chase & Co. ....................................    11,440      1,893,320
                                                                          -----------
BREWERS  0.4%
Anheuser-Busch Cos., Inc. ..................................    2,620         119,210
                                                                          -----------
BUILDING PRODUCTS  2.3%
Masco Corp. ................................................    29,450        756,497
                                                                          -----------
CONSTRUCTION & FARM MACHINERY  5.4%
Caterpillar, Inc. ..........................................    37,470      1,772,799
                                                                          -----------
DEPARTMENT STORES  4.7%
May Department Stores Co. ..................................    47,135      1,543,671
                                                                          -----------
DIVERSIFIED CHEMICALS  4.4%
E.I. Du Pont de Nemours & Co. ..............................    29,900      1,444,544
                                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES  2.5%
ServiceMaster Co. ..........................................    71,040        816,960
                                                                          -----------
ELECTRICAL COMPONENTS & EQUIPMENT  4.7%
Emerson Electric Co. .......................................    19,800      1,560,487
                                                                          -----------
FOOD RETAIL  1.4%
Albertson's, Inc. ..........................................    16,840        446,260
                                                                          -----------
GENERAL MERCHANDISE STORES  0.1%
Too Inc. (a)................................................    2,911          36,387
                                                                          -----------
HOME IMPROVEMENT RETAIL  5.0%
Sherwin-Williams Co. .......................................    63,060      1,659,266
                                                                          -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
HOTELS  2.1%
Carnival Corp. .............................................    22,710    $   699,752
                                                                          -----------

HOUSEHOLD APPLIANCES  1.6%
Maytag Corp. ...............................................    16,280        526,048
                                                                          -----------

HOUSEHOLD PRODUCTS  2.3%
Clorox Co. .................................................    10,970        389,435
Procter & Gamble Co. .......................................    4,640         363,950
                                                                          -----------
                                                                              753,385
                                                                          -----------
HOUSEWARES & SPECIALTIES  2.6%
Newell Rubbermaid, Inc. ....................................    38,170        868,368
                                                                          -----------

INDUSTRIAL CONGLOMERATES  6.3%
Minnesota Mining & Manufacturing Co. .......................    17,240      2,077,420
                                                                          -----------

INDUSTRIAL GASES  0.0%
Air Products & Chemicals, Inc. .............................      110           4,510
                                                                          -----------

INDUSTRIAL MACHINERY  0.4%
Ingersoll-Rand Co. .........................................    3,340         139,863
                                                                          -----------

INTEGRATED OIL & GAS  4.7%
Chevron Corp. ..............................................    3,700         312,419
Exxon Mobil Corp. ..........................................    10,160        883,285
USX--Marathon Group.........................................    12,940        359,085
                                                                          -----------
                                                                            1,554,789
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES  5.1%
AT&T Corp. .................................................    32,820        568,196
BellSouth Corp. ............................................    3,190         130,590
SBC Communications, Inc. ...................................    20,490        978,398
                                                                          -----------
                                                                            1,677,184
                                                                          -----------
OFFICE ELECTRONICS  0.1%
Xerox Corp. ................................................    4,310          19,934
                                                                          -----------

PACKAGED FOODS  7.6%
ConAgra, Inc. ..............................................    17,710        460,460
General Mills, Inc. ........................................    30,730      1,369,406
Sara Lee Corp. .............................................    27,430        673,749
                                                                          -----------
                                                                            2,503,615
                                                                          -----------
PAPER PRODUCTS  4.9%
International Paper Co. ....................................    39,730      1,621,481
                                                                          -----------

PERSONAL PRODUCTS  2.4%
Avon Products, Inc. ........................................    16,630        796,161
                                                                          -----------

PHARMACEUTICALS  3.4%
Abbott Laboratories, Inc. ..................................    16,820        814,719
Eli Lilly & Co. ............................................    3,490         324,788
                                                                          -----------
                                                                            1,139,507
                                                                          -----------
PHOTOGRAPHIC PRODUCTS  3.1%
Eastman Kodak Co. ..........................................    26,170      1,030,444
                                                                          -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
PUBLISHING & PRINTING  1.0%
McGraw-Hill Co., Inc. ......................................    5,530     $   324,196
                                                                          -----------

RAILROADS  1.8%
Burlington Northern Santa Fe Corp. .........................    21,280        602,490
                                                                          -----------

TOBACCO  6.5%
Philip Morris Cos., Inc. ...................................    48,960      2,154,240
                                                                          -----------

TRADING COMPANIES & DISTRIBUTORS  0.0%
Genuine Parts Co. ..........................................      150           3,928
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $29,752,043)..................................................     32,620,542

REPURCHASE AGREEMENT  1.1%
UBS Securities ($375,000 par collateralized by U.S. Government obligations in a pooled cash account, 12/29/00 to be sold on
  01/02/01 at $375,248) (Cost $375,000)...............................        375,000
                                                                          -----------

TOTAL INVESTMENTS  99.9%
  (Cost $30,127,043)..................................................     32,995,542
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...........................         17,649
                                                                          -----------

NET ASSETS  100.0%....................................................    $33,013,191
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $30,127,043)........................  $32,995,542
Cash........................................................       10,145
Receivables:
  Dividends.................................................       46,853
  Portfolio Shares Sold.....................................        4,759
  Interest..................................................          250
Unamortized Organizational Costs............................       14,726
Other.......................................................       25,315
                                                              -----------
    Total Assets............................................   33,097,590
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................        9,082
  Portfolio Shares Repurchased..............................        6,948
  Investment Advisory Fee...................................        2,407
Accrued Expenses............................................       34,577
Trustees' Deferred Compensation and Retirement Plans........       31,385
                                                              -----------
    Total Liabilities.......................................       84,399
                                                              -----------
NET ASSETS..................................................  $33,013,191
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $31,416,086
Net Unrealized Appreciation.................................    2,868,499
Accumulated Undistributed Net Investment Income.............      629,210
Accumulated Net Realized Loss...............................   (1,900,604)
                                                              -----------
NET ASSETS..................................................  $33,013,191
                                                              ===========
NET ASSET VALUE OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $32,559,366 and
    2,722,163 shares of beneficial interest issued and
    outstanding)............................................  $     11.96
                                                              ===========
  Class II Shares (Based on net assets of $453,825 and
    37,995 shares of beneficial interest issued and
    outstanding)............................................  $     11.94
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends...................................................  $   800,135
Interest....................................................       32,934
                                                              -----------
    Total Income............................................      833,069
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      142,179
Shareholder Reports.........................................       38,317
Trustees' Fees and Related Expenses.........................       22,041
Accounting..................................................       19,334
Audit.......................................................       18,183
Shareholder Services........................................       16,935
Custody.....................................................       13,884
Legal.......................................................       10,029
Amortization of Organizational Costs........................        8,023
Distribution (12b-1) and Service Fees -- Class II...........          212
Other.......................................................        3,409
                                                              -----------
    Total Expenses..........................................      292,546
    Investment Advisory Fee Reduction.......................      104,197
    Less Credits Earned on Cash Balances....................        3,408
                                                              -----------
    Net Expenses............................................      184,941
                                                              -----------
NET INVESTMENT INCOME.......................................  $   648,128
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(1,559,120)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (611,807)
  End of the Period.........................................    2,868,499
                                                              -----------
Net Unrealized Appreciation During the Period...............    3,480,306
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 1,921,186
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,569,314
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................     $   648,128          $   497,535
Net Realized Gain/Loss......................................      (1,559,120)             757,354
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       3,480,306           (1,830,412)
                                                                 -----------          -----------
Change in Net Assets from Operations........................       2,569,314             (575,523)
                                                                 -----------          -----------

Distributions from Net Investment Income:
  Class I Shares............................................        (508,843)            (236,337)
  Class II Shares...........................................             -0-                  -0-
                                                                 -----------          -----------
                                                                    (508,843)            (236,337)
                                                                 -----------          -----------

Distributions from Net Realized Gain:
  Class I Shares............................................      (1,064,836)             (61,873)
  Class II Shares...........................................             -0-                  -0-
                                                                 -----------          -----------
                                                                  (1,064,836)             (61,873)
                                                                 -----------          -----------
Total Distributions.........................................      (1,573,679)            (298,210)
                                                                 -----------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........         995,635             (873,733)
                                                                 -----------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       9,431,562           14,861,659
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       1,573,679              295,270
Cost of Shares Repurchased..................................      (8,880,153)          (5,799,584)
                                                                 -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       2,125,088            9,357,345
                                                                 -----------          -----------
TOTAL INCREASE IN NET ASSETS................................       3,120,723            8,483,612
NET ASSETS:
Beginning of the Period.....................................      29,892,468           21,408,856
                                                                 -----------          -----------
End of the Period (Including accumulated undistributed net
  investment income of $629,210 and $490,000,
  respectively).............................................     $33,013,191          $29,892,468
                                                                 ===========          ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                      NOVEMBER 3, 1997
                                                                                        (COMMENCEMENT
                                                         YEAR ENDED DECEMBER 31,        OF INVESTMENT
CLASS I SHARES                                          --------------------------     OPERATIONS) TO
                                                         2000      1999      1998     DECEMBER 31, 1997
                                                        -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............  $11.73    $11.93    $10.25         $10.00
                                                        ------    ------    ------         ------
  Net Investment Income...............................     .24       .18       .11            .03
  Net Realized and Unrealized Gain/Loss...............     .60      (.23)     1.58            .22
                                                        ------    ------    ------         ------
Total from Investment Operations......................     .84      (.05)     1.69            .25
                                                        ------    ------    ------         ------
Less:
  Distributions from Net Investment Income............     .20       .12       .01            -0-
  Distributions from Net Realized Gain................     .41       .03       -0-            -0-
                                                        ------    ------    ------         ------
Total Distributions...................................     .61       .15       .01            -0-
                                                        ------    ------    ------         ------
NET ASSET VALUE, END OF THE PERIOD....................  $11.96    $11.73    $11.93         $10.25
                                                        ======    ======    ======         ======

Total Return*.........................................   8.20%     -.47%    16.51%          2.45%**
Net Assets at End of the Period (In millions).........  $ 32.6    $ 29.9    $ 21.4         $  2.5
Ratio of Expenses to Average Net Assets* (a)..........    .66%      .65%      .65%           .61%
Ratio of Net Investment Income to Average Net
  Assets*.............................................   2.28%     1.81%     2.01%          2.67%
Portfolio Turnover....................................     48%       43%       10%             0%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a)...........   1.03%      .91%     1.25%          2.59%
Ratio of Net Investment Income to Average Net
  Assets..............................................   1.91%     1.55%     1.41%           .68%

** Non-annualized

(a) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                JULY 24, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2000
CLASS II SHARES                                               -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.27
                                                                   ------
  Net Investment Income.....................................          .04
  Net Realized and Unrealized Gain..........................         1.63
                                                                   ------
Total from Investment Operations............................         1.67
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $11.94
                                                                   ======
Total Return* (a)...........................................       16.26%**
Net Assets at End of the Period (In millions)...............       $   .5
Ratio of Expenses to Average Net Assets* (b)................         .91%
Ratio of Net Investment Income to Average Net Assets*.......        1.75%
Portfolio Turnover..........................................          48%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).................        1.88%
Ratio of Net Investment Income to Average Net Assets........         .78%

** Non-annualized

(a) The return includes Rule 12b-1 fees of up to .25%.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended December 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Strategic Stock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital. The Portfolio commenced investment operations on November 3, 1997 (Class I Shares). The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The Portfolio has reimbursed Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Portfolio's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending November 4, 2002. The Adviser has agreed that in the event any of the initial shares of the Portfolio originally purchased by Van Kampen are redeemed during the amortization period, the Portfolio will be reimbursed for any unamortized organizational costs in the same

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,136,531, which will expire in December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $30,593,498, the aggregate gross unrealized appreciation is $4,404,817 and the aggregate gross unrealized depreciation is $2,002,773, resulting in net unrealized appreciation on long- and short-term investments of $2,402,044.

F. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference relating to capital gain distribution totaling $75 has been reclassified from accumulated undistributed net investment income to accumulated net realized gain.

G. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Portfolio's custody fee was reduced by $3,408 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................   .50 of 1%
Over $500 million...........................................   .45 of 1%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .65% for Class I shares and .90% for Class II shares. For the period ended December 31, 2000, the Adviser voluntarily waived $104,197 of its investment advisory fee. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    Under an accounting service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $9,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $10,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $15,400. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $24,741 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 2000, Van Kampen owned 20,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $31,008,455 and $407,631 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................   850,842    $ 9,013,739
  Class II..................................................    38,990        417,823
                                                              --------    -----------
Total Sales.................................................   889,832    $ 9,431,562
                                                              ========    ===========
Dividend Reinvestment:
  Class I...................................................   158,797    $ 1,573,679
  Class II..................................................       -0-            -0-
                                                              --------    -----------
Total Dividend Reinvestment.................................   158,797    $ 1,573,679
                                                              ========    ===========
Repurchases:
  Class I...................................................  (835,775)   $(8,869,961)
  Class II..................................................      (995)       (10,192)
                                                              --------    -----------
Total Repurchases...........................................  (836,770)   $(8,880,153)
                                                              ========    ===========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 1999, capital aggregated for Class I was $29,290,998. For the year ended December 31, 1999, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class I...................................................  1,206,873    $14,861,659
Dividend Reinvestment:
  Class I...................................................     24,667    $   295,270
Repurchases:
  Class I...................................................   (477,478)   $(5,799,584)

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $14,988,241 and $13,493,870, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Not withstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Strategic Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Strategic Stock Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the three years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
February 8, 2001

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST

STRATEGIC STOCK PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2000. For Corporate shareholders 91% of the distribution qualify for the dividend received deduction. The Portfolio designated and paid $868,008 as a 20% rate gain distribution for the fiscal year 2000. In January 2001, the Portfolio provided tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc. 2001 All rights reserved.

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                       GROWTH OF A $10,000 INVESTMENT       5
                     Q&A WITH YOUR PORTFOLIO MANAGERS       6

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       8
                                 FINANCIAL STATEMENTS      16
                        NOTES TO FINANCIAL STATEMENTS      20
                       REPORT OF INDEPENDENT AUDITORS      23

                               VAN KAMPEN INVESTMENTS
                       THE VAN KAMPEN FAMILY OF FUNDS      24
           PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES      25

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

Our generations of money-management experience may help you pursue life's true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

January 19, 2001

Dear Policyholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                U.S. GROSS DOMESTIC PRODUCT
                                                                ---------------------------
Sep 98                                                                      3.80
Dec 98                                                                      5.90
Mar 99                                                                      3.50
Jun 99                                                                      2.50
Sep 99                                                                      5.70
Dec 99                                                                      8.30
Mar 00                                                                      4.80
Jun 00                                                                      5.60
Sep 00                                                                      2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                                               CLASS I SHARES
---------------------------------------------------------------------------------
One-year total return based on NAV(1)                               -0.57%
---------------------------------------------------------------------------------
Five-year total return based on NAV(1)                              10.86%
---------------------------------------------------------------------------------
Ten-year total return based on NAV(1)                               12.02%
---------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                              10.63%
---------------------------------------------------------------------------------
Commencement date                                                 06/30/87
---------------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

GROWTH OF A $10,000 INVESTMENT

(December 31, 1990--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                              STANDARD & POOR'S 500
                                                                             INDEX IS A BROAD-BASED
                                                                            MEASUREMENT OF CHANGES IN   LIPPER FLEXIBLE PORTFOLIO
                                                                             STOCK MARKET CONDITIONS     FUND INDEX REFLECTS THE
                                                                              BASED ON THE AVERAGE       AVERAGE PERFORMANCE OF
                                                  LIT--ASSET ALLOCATION     PERFORMANCE OF 500 WIDELY    THE 30 LARGEST FLEXIBLE
                                                       PORTFOLIO(+)           HELD COMMON STOCKS.*          PORTFOLIO FUNDS.*
                                                  ---------------------     -------------------------   -------------------------
12/90                                                   10000.00                    10000.00                    10000.00
                                                        10853.00                    11447.00                    11061.00
                                                        10815.00                    11422.00                    11071.00
                                                        11554.00                    12032.00                    11760.00
12/91                                                   12705.00                    13034.00                    12695.00
                                                        12348.00                    12706.00                    12493.00
                                                        12340.00                    12948.00                    12540.00
                                                        12866.00                    13356.00                    12941.00
12/92                                                   13631.00                    14025.00                    13414.00
                                                        14168.00                    14636.00                    13959.00
                                                        14217.00                    14705.00                    14204.00
                                                        14770.00                    15084.00                    14798.00
12/93                                                   14681.00                    15432.00                    15122.00
                                                        14133.00                    14852.00                    14585.00
                                                        13909.00                    14916.00                    14385.00
                                                        14134.00                    15645.00                    14881.00
12/94                                                   14144.00                    15642.00                    14717.00
                                                        15333.00                    17160.00                    15587.00
                                                        16626.00                    18793.00                    16721.00
                                                        17661.00                    20282.00                    17618.00
12/95                                                   18579.00                    21499.00                    18190.00
                                                        19138.00                    22652.00                    18771.00
                                                        19521.00                    23666.00                    19265.00
                                                        19879.00                    24392.00                    19708.00
12/96                                                   21156.00                    26422.00                    20755.00
                                                        20984.00                    27135.00                    20680.00
                                                        22851.00                    31862.00                    22775.00
                                                        24926.00                    34245.00                    24287.00
12/97                                                   25771.00                    35225.00                    24542.00
                                                        27806.00                    40128.00                    26758.00
                                                        27984.00                    41449.00                    27171.00
                                                        26848.00                    37334.00                    25213.00
12/98                                                   29811.00                    45271.00                    28595.00
                                                        29687.00                    47524.00                    29048.00
                                                        30305.00                    50868.00                    30233.00
                                                        29507.00                    47698.00                    29107.00
12/99                                                   31284.00                    54785.00                    31396.00
                                                        31978.00                    56030.00                    32180.00
                                                        31629.00                    54540.00                    31734.00
                                                        31920.00                    54015.00                    32210.00
12/00                                                   31107.00                    49794.00                    31202.00

This chart compares your portfolio's performance to that of the Standard & Poor's 500 Index and the Lipper Flexible Portfolio Fund Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the Adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Confluence Technologies, Inc.

                                                                 [CUNNIFF PHOTO]
                                                           [GILBERT PHOTO]
                                                                   [WAGLE PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--ASSET ALLOCATION PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS LED BY JOHN CUNNIFF, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1992. HE IS JOINED BY PORTFOLIO MANAGERS KELLY GILBERT AND RAJ WAGLE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    CONDITIONS DURING THE PERIOD, AND HOW DID THE PORTFOLIO PERFORM?

A   During the reporting period, both the
stock and bond markets grappled with volatility. Uncertainty about the economy, interest rates, corporate earnings, and the presidential election loomed large, and investors fled many high-priced growth stocks and returned to more value-oriented sectors. Meanwhile, these same uncertainties--as well as other technical and fundamental factors--rippled across the bond market. Against this backdrop, bond investors traded up in quality, favoring the highest-rated, most liquid corporate issues or opting instead for U.S. Treasury securities.

    While the broad stock market (as measured by the Standard & Poor's 500 Index) declined 9.10 percent, the portfolio's bond allocation helped protect the portfolio's performance from some of the stock market's difficulties. Overall, the portfolio declined 0.57 percent for the 12-month period ended December 31, 2000. Total return based on net asset value (NAV) of Class I shares assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The expense waiver may be revised or terminated at any time, at which time yield and total return will decrease. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    By comparison, the Lipper Flexible Portfolio Fund Index, which more closely resembles the portfolio, returned -0.64 percent. Of course, past performance is no guarantee of future results. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market based on the average performance of 500 widely held common stocks. The Lipper Flexible Portfolio Fund Index reflects the average performance of the 30 largest flexible portfolio funds. These indexes are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional performance results.

Q   WHAT WAS YOUR MANAGEMENT STRATEGY
    IN THIS ENVIRONMENT?

A   The portfolio seeks to provide high total
return through investments in equity, debt, and money-market securities. To achieve this goal, we decide how we want to allocate the portfolio's assets based on economic and market trends.

    At the beginning of the reporting period, 48 percent of the portfolio's assets were allocated to stocks, with 36 percent in bonds and 16 percent in cash. During the first half of the year, we maintained this relatively conservative asset mix. In response to volatility in the stock market and rising interest rates, our asset allocation models led us to increase only slightly the portfolio's exposure to stocks and bonds. As the stock market fell during the second half of the year, the valuations of many stocks improved. That means that stock prices came down low enough to present attractive buying opportunities. At this point, our asset allocation model favored stocks over bonds and cash. Consequently, the portfolio's asset allocation at year-end was 61 percent stocks, 33 percent bonds, and 6 percent cash.

Q   WHICH STOCKS IN THE PORTFOLIO
    PERFORMED ESPECIALLY WELL?

A   Coastal Group, one of the portfolio's top
performers in 2000, benefited from rising energy prices and the announcement of its merger with El Paso Energy. Philip Morris's stock also appreciated as investor sentiment improved regarding tobacco litigation. The portfolio also benefited from gains in Warner Lambert. Amid the precipitous decline in aggressive-growth stocks, investors gravitated toward the company's stable-growth characteristics. Keep in mind that not all stocks in the portfolio performed favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.

Q   WHICH STOCKS DETRACTED
    FROM PERFORMANCE?

A   Stocks that hurt performance during the
year included Microsoft, Lucent Technologies, and AT&T. Microsoft's stock fell in the wake of investor concerns about the U.S. government's lawsuit against the company and possible restrictions on its business practices. Meanwhile, declining earnings expectations hindered Lucent. AT&T's stock plummeted as company management abandoned its strategy to fund the growth of cable and other businesses through its long-distance division, deciding instead to split the company into three parts.

Q   HOW DID YOU MANAGE THE BOND PORTION
    OF THE PORTFOLIO?

A   We continued to allocate the portfolio's
bond assets across a variety of industry sectors within the corporate bond market, focusing on investment-grade securities (bonds rated BBB or higher) with a range of maturities in order to diversify risk. (Bonds with longer maturities generally tend to have more risk than bonds with shorter maturities.)

    The bond portfolio's duration, a measurement used to quantify the sensitivity of a bond's price to changes in interest rates, was 5.99 years at the end of the reporting period. Typically, portfolios with longer durations perform better when interest rates are declining, and portfolios with shorter durations perform better when rates are rising. The portfolio's duration was minimally longer than its benchmark, reflecting our essentially neutral position on interest rates.

Q   WHAT DO YOU SEE AHEAD FOR THE
    PORTFOLIO IN THE NEAR TERM?

A   The economy finally seems to be slowing,
but the extent of the slowdown remains unknown. Going forward, we believe the portfolio may be well positioned to handle an economic slowdown or even a recession. By keeping a significant percentage of the portfolio's assets in bonds and cash, we hope to potentially balance the effects of flat or depressed stock market performance.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
COMMON STOCKS  61.3%
AEROSPACE & DEFENSE  0.5%
Boeing Co. .................................................     2,000    $   132,000
Honeywell International, Inc. ..............................     1,687         79,816
United Technologies Corp. ..................................       500         39,312
                                                                          -----------
                                                                              251,128
                                                                          -----------
AIR FREIGHT & COURIERS  0.1%
FedEx Corp. (a).............................................     1,000         39,960
                                                                          -----------
AIRLINES  0.2%
AMR Corp. ..................................................     1,400         54,862
Delta Air Lines, Inc. ......................................       900         45,169
                                                                          -----------
                                                                              100,031
                                                                          -----------
ALTERNATIVE CARRIERS  0.7%
Qwest Communications International Inc. (a).................     5,556        227,796
Time Warner Telecom Inc., Class A...........................     1,800        114,187
                                                                          -----------
                                                                              341,983
                                                                          -----------
ALUMINUM  0.2%
Alcoa, Inc. (a).............................................     2,200         73,700
                                                                          -----------
APPAREL & ACCESSORIES  0.3%
Jones Apparel Group, Inc. (a)...............................     1,800         57,937
Tommy Hilfiger Corp., 144A Private Placement (a) (b)........     6,600         64,762
                                                                          -----------
                                                                              122,699
                                                                          -----------
APPAREL RETAIL  0.2%
TJX Cos., Inc. .............................................     3,000         83,250
                                                                          -----------
APPLICATION SOFTWARE  0.2%
Electronics for Imaging, Inc. (a)...........................     7,000         97,562
                                                                          -----------

AUTO PARTS & EQUIPMENT  0.4%
Delphi Automotive Systems Corp. ............................     2,488         27,990
Johnson Controls, Inc. .....................................     1,600         83,200
TRW, Inc. ..................................................     1,400         54,250
Visteon Corp. ..............................................       667          7,670
                                                                          -----------
                                                                              173,110
                                                                          -----------
AUTOMOBILE MANUFACTURERS  0.4%
Ford Motor Co. .............................................     5,100        119,531
General Motors Corp. .......................................     1,250         63,672
                                                                          -----------
                                                                              183,203
                                                                          -----------
BANKS  2.8%
Bank of America Corp. ......................................     5,781        265,203
Bank One Corp. .............................................     5,434        199,020
FleetBoston Financial Corp. ................................     7,331        275,371
J.P. Morgan Chase & Co. ....................................     6,250        283,984
Mellon Financial Corp. .....................................     5,000        245,937
                                                                          -----------
                                                                            1,269,515
                                                                          -----------
BIOTECHNOLOGY  0.6%
Amgen, Inc. (a).............................................     4,200        268,537
                                                                          -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
BREWERS  0.5%
Anheuser-Busch Cos., Inc. ..................................     4,600    $   209,300
                                                                          -----------

CASINO & GAMING  0.3%
Harrah's Entertainment, Inc. (a)............................     4,700        123,962
                                                                          -----------

COMMERCIAL PRINTING  0.4%
Donnelley R.R. & Sons Co. ..................................     6,500        175,500
                                                                          -----------

COMPUTER HARDWARE  2.4%
Apple Computer, Inc. (a)....................................     6,000         89,250
Compaq Computer Corp. ......................................     6,000         90,300
Dell Computer Corp. (a).....................................     2,900         50,569
Gateway, Inc. (a)...........................................     1,000         17,990
Hewlett Packard Co. ........................................     7,600        239,875
International Business Machines Corp. ......................     4,300        365,500
Sun Microsystems, Inc. (a)..................................     8,000        223,000
                                                                          -----------
                                                                            1,076,484
                                                                          -----------
COMPUTER STORAGE & PERIPHERALS  1.4%
EMC Corp. (a)...............................................     5,800        385,700
Lexmark International, Inc., Class A (a)....................     1,500         66,469
Network Appliance, Inc. (a).................................     2,700        173,306
                                                                          -----------
                                                                              625,475
                                                                          -----------
COMPUTERS & ELECTRONIC RETAIL  0.3%
Best Buy Co., Inc. (a)......................................     1,900         56,169
Circuit City Stores-Circuit City Group......................     3,400         39,100
RadioShack Corp. ...........................................     1,000         42,812
                                                                          -----------
                                                                              138,081
                                                                          -----------
CONSTRUCTION & ENGINEERING  0.4%
McDermott International, Inc. ..............................    15,400        165,550
                                                                          -----------

CONSTRUCTION & FARM MACHINERY  0.1%
Navistar International Corp. (a)............................     2,300         60,231
                                                                          -----------

CONSUMER FINANCE  1.6%
Household International, Inc. ..............................     5,000        275,000
MBNA Corp. .................................................     6,100        225,319
Providian Financial Corp. ..................................     3,800        218,500
                                                                          -----------
                                                                              718,819
                                                                          -----------
DEPARTMENT STORES  0.8%
Federated Department Stores, Inc. (a).......................     3,100        108,500
May Department Stores Co. ..................................     4,250        139,187
Sears Roebuck & Co. ........................................     3,500        121,625
                                                                          -----------
                                                                              369,312
                                                                          -----------
DIVERSIFIED CHEMICALS  0.5%
Dow Chemical Co. ...........................................     4,200        153,825
Du Pont (E.I.) de Nemours & Co. ............................     1,000         48,312
Union Carbide Corp. ........................................       400         21,525
                                                                          -----------
                                                                              223,662
                                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES  0.1%
Cendant Corp. (a)...........................................     3,000         28,875
                                                                          -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
DIVERSIFIED FINANCIAL SERVICES  4.1%
American Express Co. .......................................     1,650    $    90,647
Charles Schwab Corp. .......................................     2,250         63,844
Citigroup, Inc. ............................................    12,966        662,076
Fannie Mae..................................................     4,500        390,375
Freddie Mac.................................................     1,800        123,975
Lehman Brothers Holdings, Inc. .............................     4,000        270,500
Merrill Lynch & Co., Inc. ..................................     3,700        252,294
                                                                          -----------
                                                                            1,853,711
                                                                          -----------
ELECTRICAL COMPONENTS & EQUIPMENT  0.4%
Rockwell International Corp. ...............................     3,800        180,975
                                                                          -----------

ELECTRIC UTILITIES  1.0%
DTE Energy Co. .............................................     4,200        163,537
GPU, Inc. ..................................................     1,200         44,175
NSTAR.......................................................     1,403         60,154
TXU Corp. ..................................................     4,300        190,544
                                                                          -----------
                                                                              458,410
                                                                          -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.0%
Agilent Technologies, Inc. (a)..............................     1,449         79,333
Broadcom Corp. (a)..........................................     1,000         84,000
Sanmina Corp. (a)...........................................     1,400        107,275
SCI Systems, Inc. (a).......................................     3,700         97,587
Solectron Corp. (a).........................................     2,800         94,920
                                                                          -----------
                                                                              463,115
                                                                          -----------
GAS UTILITIES  0.4%
El Paso Energy Corp. .......................................     2,800        200,550
                                                                          -----------

GENERAL MERCHANDISE STORES  1.1%
Kmart Corp. (a).............................................     7,200         38,250
Target Corp. ...............................................     1,400         45,150
Wal-Mart Stores, Inc. ......................................     7,500        398,437
                                                                          -----------
                                                                              481,837
                                                                          -----------
HEALTH CARE EQUIPMENT  1.0%
Baxter International, Inc. .................................     1,600        141,300
Medtronic, Inc. ............................................     5,000        301,875
                                                                          -----------
                                                                              443,175
                                                                          -----------
HEALTH CARE FACILITIES  0.5%
HCA-The Healthcare Co. .....................................     5,000        220,050
                                                                          -----------

HOME IMPROVEMENT RETAIL  0.3%
Home Depot, Inc. ...........................................     1,800         82,237
Lowe's Companies, Inc. .....................................     1,000         44,500
                                                                          -----------
                                                                              126,737
                                                                          -----------
HOUSEHOLD APPLIANCES  0.3%
Whirlpool Corp. ............................................     3,300        157,369
                                                                          -----------

HOUSEHOLD PRODUCTS  1.1%
Kimberly-Clark Corp. .......................................     3,500        247,415
Procter & Gamble Co. .......................................     3,100        243,156
                                                                          -----------
                                                                              490,571
                                                                          -----------
HOUSEWARES & SPECIALTIES  0.2%
Newell Rubbermaid, Inc. ....................................     5,000        113,750
                                                                          -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
INDUSTRIAL CONGLOMERATES  2.6%
General Electric Co. .......................................    20,700    $   992,306
Minnesota Mining & Manufacturing Co. .......................     1,100        132,550
Tyco International Ltd.--ADR (Bermuda)......................     1,000         55,500
                                                                          -----------
                                                                            1,180,356
                                                                          -----------
INDUSTRIAL GASES  0.2%
Praxair, Inc. ..............................................     2,100         93,187
                                                                          -----------

INTEGRATED OIL & GAS  4.0%
Chevron Corp. ..............................................     2,300        194,206
Coastal Corp. ..............................................     4,000        353,250
Exxon Mobil Corp. ..........................................     9,072        788,697
Phillips Petroleum Co. .....................................     1,650         93,844
Royal Dutch Petroleum Co.--ADR (Netherlands)................     2,400        145,350
Texaco, Inc. ...............................................     1,900        118,037
USX--Marathon Group.........................................     5,600        155,400
                                                                          -----------
                                                                            1,848,784
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES  2.7%
AT&T Corp. .................................................    10,001        173,142
BellSouth Corp. ............................................     4,900        200,594
SBC Communications, Inc. ...................................     6,538        312,190
Sprint Corp. ...............................................     3,300         67,031
Verizon Communications, Inc. ...............................     8,540        428,068
WorldCom, Inc. (a)..........................................     5,250         73,828
                                                                          -----------
                                                                            1,254,853
                                                                          -----------
INTERNET SOFTWARE & SERVICES  0.5%
America Online, Inc. (a)....................................     6,280        218,544
                                                                          -----------

IT CONSULTING & SERVICES  0.6%
Electronic Data Systems Corp. ..............................     4,900        282,975
                                                                          -----------

LIFE & HEALTH INSURANCE  0.6%
American General Corp. .....................................     1,200         97,800
Lincoln National Corp. .....................................     3,800        179,788
                                                                          -----------
                                                                              277,588
                                                                          -----------
MANAGED HEALTH CARE  1.5%
Aetna Inc. .................................................     3,200        131,400
CIGNA Corp. ................................................     1,000        132,300
UnitedHealth Group, Inc. ...................................     3,400        208,675
Wellpoint Health Networks, Inc., Class A (a)................     2,000        230,500
                                                                          -----------
                                                                              702,875
                                                                          -----------
MEAT, POULTRY & FISH  0.0%
Tyson Foods, Inc., Class A..................................     1,200         15,300
                                                                          -----------

MOVIES & ENTERTAINMENT  0.8%
Time Warner, Inc. ..........................................     2,900        151,496
Viacom, Inc., Class B (a)...................................     1,736         81,158
Vivendi Universal SA--ADR (France)..........................     1,440         94,050
Walt Disney Co. ............................................     1,000         28,938
                                                                          -----------
                                                                              355,642
                                                                          -----------
MULTI-LINE INSURANCE  0.6%
American International Group, Inc. .........................     2,919        287,704
                                                                          -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
MULTI-UTILITIES  0.1%
Enron Corp. ................................................       500    $    41,563
                                                                          -----------

NETWORKING EQUIPMENT  1.4%
Cisco Systems, Inc. (a).....................................    16,800        642,600
                                                                          -----------

OFFICE SERVICES & SUPPLIES  0.5%
Pitney Bowes, Inc. .........................................     7,100        235,188
                                                                          -----------

OIL & GAS EXPLORATION & PRODUCTION  0.3%
Apache Corp. ...............................................     2,000        140,125
                                                                          -----------

OIL & GAS REFINING & MARKETING  0.5%
Ashland Inc. ...............................................     3,200        114,848
Ultramar Diamond Shamrock Corp. ............................     3,700        114,238
                                                                          -----------
                                                                              229,086
                                                                          -----------
PACKAGED FOODS  0.8%
General Mills, Inc. ........................................     3,500        155,969
Sara Lee Corp. .............................................     8,000        196,500
                                                                          -----------
                                                                              352,469
                                                                          -----------
PAPER PRODUCTS  0.5%
Bowater, Inc. ..............................................     1,500         84,563
International Paper Co. ....................................     1,000         40,813
Westvaco Corp. .............................................     3,800        110,913
                                                                          -----------
                                                                              236,289
                                                                          -----------
PHARMACEUTICALS  5.0%
Abbott Laboratories, Inc. ..................................     4,700        227,656
Bristol-Myers Squibb Co. ...................................     5,800        428,838
Johnson & Johnson, Inc. ....................................     3,400        357,213
Merck & Co., Inc. ..........................................     5,800        543,025
Pfizer, Inc. ...............................................    16,300        749,800
                                                                          -----------
                                                                            2,306,532
                                                                          -----------
PROPERTY & CASUALTY INSURANCE  0.9%
AMBAC Financial Group, Inc. ................................     1,800        104,963
MGIC Investment Corp. ......................................     2,400        161,850
Radian Group Inc. ..........................................     2,200        165,138
                                                                          -----------
                                                                              431,951
                                                                          -----------
PUBLISHING & PRINTING  0.2%
Dow Jones & Co. Inc. .......................................       500         28,313
New York Times Co., Class A.................................     1,500         60,094
                                                                          -----------
                                                                               88,407
                                                                          -----------
RAILROADS  0.1%
Union Pacific Corp. ........................................       800         40,600
                                                                          -----------

RESTAURANTS  1.2%
Brinker International, Inc. (a).............................     3,800        160,550
Darden Restaurants Inc. ....................................     8,500        194,438
McDonald's Corp. ...........................................     1,000         34,000
Tricon Global Restaurants, Inc. ............................     5,000        165,000
                                                                          -----------
                                                                              553,988
                                                                          -----------
SEMICONDUCTOR EQUIPMENT  0.4%
Applied Materials, Inc. (a).................................     4,500        171,844
                                                                          -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES       VALUE
SEMICONDUCTORS  1.7%
Adaptec, Inc. (a)...........................................    10,900    $   111,725
Intel Corp. ................................................    12,200        366,763
LSI Logic Corp. (a).........................................     3,400         58,106
Texas Instruments, Inc. ....................................     5,000        236,875
                                                                          -----------
                                                                              773,469
                                                                          -----------
SOFT DRINKS  1.3%
Coca Cola Co. ..............................................     3,050        185,859
Pepsi Bottling Group, Inc. .................................     3,400        135,788
PepsiCo, Inc. ..............................................     5,500        272,594
                                                                          -----------
                                                                              594,241
                                                                          -----------
STEEL  0.2%
Corus Group PLC--ADR (United Kingdom).......................     7,300         73,000
                                                                          -----------

SYSTEMS SOFTWARE  2.5%
BMC Software, Inc. (a)......................................       300          4,200
Microsoft Corp. (a).........................................    11,700        507,488
Oracle Corp. (a)............................................    17,600        511,500
VERITAS Software Corp. (a)..................................     1,339        117,163
                                                                          -----------
                                                                            1,140,351
                                                                          -----------
TELECOMMUNICATIONS EQUIPMENT  1.7%
Alcatel SA--ADR (France)....................................     1,100         61,531
Avaya, Inc. (a).............................................       366          3,774
Corning, Inc. ..............................................     1,200         63,375
JDS Uniphase Corp. (a)......................................     2,000         83,375
Lucent Technologies, Inc. ..................................     4,400         59,400
Motorola, Inc. .............................................     5,529        111,962
Nokia Corp.--ADR (Finland)..................................     2,000         87,000
Nortel Networks Corp.--ADR (Canada).........................     6,800        218,025
Tellabs, Inc. (a)...........................................     1,300         73,450
                                                                          -----------
                                                                              761,892
                                                                          -----------
TOBACCO  1.0%
Philip Morris Cos., Inc. ...................................    10,800        475,200
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES  0.1%
Nextel Communications, Inc. (a).............................     1,900         47,025
                                                                          -----------

TOTAL COMMON STOCKS  61.3%............................................     27,963,807
                                                                          -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                                COUPON    MATURITY       VALUE
          CORPORATE BONDS  24.5%
          AEROSPACE & DEFENSE  1.3%
$  500    Lockheed Martin Corp. .................................... 8.500%    12/01/29    $   569,056
                                                                                           -----------
          BROADCASTING & CABLE TV  0.6%
   250    Clear Channel Communications.............................. 7.875     06/15/05        260,087
                                                                                           -----------
          CONSUMER DURABLES  1.1%
   500    DaimlerChrysler NA Holding................................ 7.750     05/27/03        506,557
                                                                                           -----------
          CONSUMER NON-DURABLES  1.2%
   500    Coca Cola Enterprises, Inc. .............................. 7.125     09/30/09        524,820
                                                                                           -----------
          CONSUMER SERVICES  1.1%
   500    Viacom, Inc. ............................................. 7.750     06/01/05        521,492
                                                                                           -----------

          ENERGY  1.7%
   500    Enron Corp. .............................................. 6.875     10/15/07        509,110
   250    USX--Marathon Group....................................... 6.650     02/01/06        250,210
                                                                                           -----------
                                                                                               759,320
                                                                                           -----------
          FINANCE  3.9%
   250    American Re Corp. ........................................ 7.450     12/15/26        242,383
   250    Avalonbay Communities, Inc. .............................. 7.500     08/01/09        249,841
   500    Boeing Capital Corp. ..................................... 7.375     09/27/10        538,140
   250    Countrywide Funding Corp. ................................ 8.250     07/15/02        255,885
   250    Qwest Capital Funding, Inc., 144A Private Placement (b)... 7.900     08/15/10        256,876
   250    Washington Mutual Capital I............................... 8.375     06/01/27        233,757
                                                                                           -----------
                                                                                             1,776,882
                                                                                           -----------
          HOTEL & LODGING  0.8%
   350    Park Place Entertainment Corp. ........................... 7.950     08/01/03        354,943

          INTEGRATED TELECOMMUNICATION SERVICES  1.1%
   500    GTE Corp. ................................................ 7.510     04/01/09        518,900
                                                                                           -----------
          MOVIES & ENTERTAINMENT  1.1%
   500    Time Warner, Inc. ........................................ 7.975     08/15/04        523,348
                                                                                           -----------
          OIL & GAS  0.2%
   100    Amerada Hess Corp. ....................................... 7.875     10/01/29        104,865
                                                                                           -----------

          OIL & GAS REFINING & MARKETING  2.2%
   500    Ashland Inc. ............................................. 6.860     05/01/09        480,307
   500    Coastal Corp. ............................................ 7.500     08/15/06        517,464
                                                                                           -----------
                                                                                               997,771
                                                                                           -----------
          RAW MATERIALS/PROCESSING INDUSTRIES  1.1%
   500    Georgia Pacific Corp. .................................... 9.950     06/15/02        501,567
                                                                                           -----------
          RETAIL  0.6%
   250    Kroger Co., Ser B......................................... 7.250     06/01/09        255,431
                                                                                           -----------

          TECHNOLOGY  2.2%
   500    Raytheon Co. ............................................. 6.750     08/15/07        497,029
   500    Sun Microsystems, Inc. ................................... 7.500     08/15/06        515,976
                                                                                           -----------
                                                                                             1,013,005
                                                                                           -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                                COUPON    MATURITY       VALUE
          TRANSPORTATION  0.5%
$  250    Ford Motor Credit Co. .................................... 6.700%    07/16/04    $   249,550
                                                                                           -----------

          UTILITIES  3.8%
   300    360 Communications Co. ................................... 7.125     03/01/03        301,827
   500    Cox Communications, Inc. ................................. 6.875     06/15/05        502,207
   250    Edison International, Inc. ............................... 6.875     09/15/04        208,047
   250    Niagara Mohawk Power Corp., Ser G......................... 7.750     10/01/08        261,308
   250    Southern Energy, Inc., 144A Private Placement (b)......... 7.900     07/15/09        248,490
   250    Sprint Capital Corp. ..................................... 6.125     11/15/08        223,296
                                                                                           -----------
                                                                                             1,745,175
                                                                                           -----------
          TOTAL CORPORATE BONDS 24.5%..................................................     11,182,769
                                                                                           -----------

          UNITED STATES GOVERNMENT OBLIGATIONS  8.1%
 1,700    United States Treasury Bond............................... 6.125     08/15/29      1,851,759
 1,250    United States Treasury Note............................... 5.250     08/15/03      1,253,675
   250    United States Treasury Note............................... 6.500     02/15/10        273,642
   250    United States Treasury Note............................... 6.625     05/15/07        269,737
    50    United States Treasury Note............................... 6.750     05/15/05         53,263
                                                                                           -----------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS.............................................      3,702,076
                                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  93.9%
  (Cost $39,631,050)...................................................................     42,848,652

REPURCHASE AGREEMENT  5.7%
  UBS Securities ($2,595,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on 01/02/01 at $2,596,287) (Cost
    $2,595,000)........................................................................      2,595,000
                                                                                           -----------

TOTAL INVESTMENTS  99.6%
  (Cost $42,226,050)...................................................................     45,443,652

OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%............................................        189,612
                                                                                           -----------

NET ASSETS  100.0%.....................................................................    $45,633,264
                                                                                           ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $42,226,050)........................  $45,443,652
Cash........................................................          655
Receivables:
  Interest..................................................      272,998
  Dividends.................................................       34,054
Other.......................................................       95,543
                                                              -----------
    Total Assets............................................   45,846,902
                                                              -----------
LIABILITIES:
Payables:
  Affiliates................................................       17,539
  Investment Advisory Fee...................................       13,292
  Portfolio Shares Repurchased..............................        1,294
Trustees' Deferred Compensation and Retirement Plans........      132,795
Accrued Expenses............................................       48,718
                                                              -----------
    Total Liabilities.......................................      213,638
                                                              -----------
NET ASSETS..................................................  $45,633,264
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $40,660,692
Net Unrealized Appreciation.................................    3,217,602
Accumulated Undistributed Net Investment Income.............    1,613,633
Accumulated Net Realized Gain...............................      141,337
                                                              -----------
NET ASSETS..................................................  $45,633,264
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $45,633,264 and 4,261,145 shares
  of beneficial interest issued and outstanding)............  $     10.71
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $ 1,658,107
Dividends (Net of foreign withholding taxes of $864)........      299,287
                                                              -----------
    Total Income............................................    1,957,394
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      246,847
Trustees' Fees and Related Expenses.........................       38,740
Accounting..................................................       26,036
Audit.......................................................       16,194
Shareholder Report..........................................       14,997
Custody.....................................................       11,344
Legal.......................................................        7,082
Other.......................................................       18,919
                                                              -----------
    Total Expenses..........................................      380,159
    Investment Advisory Fee Reduction.......................       82,497
    Less Credits Earned on Cash Balances....................        2,739
                                                              -----------
    Net Expenses............................................      294,923
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,662,471
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   297,895
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    5,382,869
  End of the Period.........................................    3,217,602
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,165,267)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,867,372)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (204,901)
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $  1,662,471         $  1,923,837
Net Realized Gain...........................................         297,895            3,958,873
Net Unrealized Depreciation During the Period...............      (2,165,267)          (3,345,675)
                                                                ------------         ------------
Change in Net Assets from Operations........................        (204,901)           2,537,035
                                                                ------------         ------------

Distributions from Net Investment Income....................      (1,929,516)          (1,970,700)
Distributions from Net Realized Gain........................      (4,035,440)          (5,938,317)
                                                                ------------         ------------
Total Distributions.........................................      (5,964,956)          (7,909,017)
                                                                ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      (6,169,857)          (5,371,982)
                                                                ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       2,826,305            2,459,470
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       5,964,956            7,909,018
Cost of Shares Repurchased..................................     (10,427,668)         (13,018,242)
                                                                ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      (1,636,407)          (2,649,754)
                                                                ------------         ------------
TOTAL DECREASE IN NET ASSETS................................      (7,806,264)          (8,021,736)
NET ASSETS:
Beginning of the Period.....................................      53,439,528           61,461,264
                                                                ------------         ------------
End of the Period (Including accumulated undistributed net
  investment income of $1,613,633 and $1,859,032,
  respectively).............................................    $ 45,633,264         $ 53,439,528
                                                                ============         ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                     YEAR ENDED DECEMBER 31,
CLASS I SHARES                                            ----------------------------------------------
                                                           2000      1999      1998      1997      1996
                                                          ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............    $12.15    $13.38    $11.91    $11.35    $11.64
                                                          ------    ------    ------    ------    ------
  Net Investment Income...............................       .41       .46       .43       .51       .48
  Net Realized and Unrealized Gain/Loss...............      (.44)      .12      1.41      1.90      1.08
                                                          ------    ------    ------    ------    ------
Total from Investment Operations......................      (.03)      .58      1.84      2.41      1.56
                                                          ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income............       .46       .45       .01       .52       .48
  Distributions from Net Realized Gain................       .95      1.36       .36      1.33      1.37
                                                          ------    ------    ------    ------    ------
Total Distributions...................................      1.41      1.81       .37      1.85      1.85
                                                          ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD....................    $10.71    $12.15    $13.38    $11.91    $11.35
                                                          ======    ======    ======    ======    ======

Total Return*.........................................     -.57%     4.94%    15.67%    21.81%    13.78%
Net Assets at End of the Period (In millions).........    $ 45.6    $ 53.4    $ 61.5    $ 63.3    $ 63.9
Ratio of Expenses to Average Net Assets*..............      .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net
  Assets*.............................................     3.37%     3.41%     3.17%     3.86%     3.78%
Portfolio Turnover....................................       55%       78%       93%       58%      118%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...............      .77%      .77%      .72%      .71%      .81%
Ratio of Net Investment Income to Average Net
  Assets..............................................     3.20%     3.24%     3.05%     3.75%     3.57%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Asset Allocation Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate- and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation. The Portfolio commenced investment operations on June 30, 1987.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Portfolio currently does not amortize premiums on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Portfolio has not completed its analysis of the impact of this accounting change.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $42,318,406; the aggregate gross unrealized appreciation is $6,166,030 and the aggregate gross unrealized depreciation is $3,040,784, resulting in net unrealized appreciation on long- and short-term investments of $3,125,246.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference relating to market discount totaling $32,742 has been reclassified from accumulated net realized gain to accumulated undistributed net investment income. Additionally, a permanent difference relating to capital gains distributions totaling $11,096 has been reclassified to accumulated net realized gain from accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Portfolio's custody fee was reduced by $2,739 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

AVERAGE DAILY NET ASSETS                                                % PER ANNUM
First $500 million..........................................             .50 of 1%
Next $500 million...........................................             .45 of 1%
Over $1 billion.............................................             .40 of 1%

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60%.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    For the the year ended December 31, 2000, the Adviser voluntarily waived $82,497 of it's investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $7,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $8,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $14,500. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $59,336 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

    For the year ended December 31, 2000, share transactions were as follows:

Beginning Shares............................................    4,399,081
Sales.......................................................      251,444
Dividend Reinvestment.......................................      544,779
Repurchases.................................................     (934,159)
                                                              -----------
Ending Shares...............................................    4,261,145
                                                              -----------
Capital at 12/31/00.........................................  $40,660,692
                                                              ===========

    For the year ended December 31, 1999, share transactions were as follows:

Beginning Shares............................................    4,591,957
Sales.......................................................      200,932
Dividend Reinvestment.......................................      680,053
Repurchases.................................................   (1,073,861)
                                                              -----------
Ending Shares...............................................    4,399,081
                                                              -----------
Capital at 12/31/99.........................................  $42,297,099
                                                              ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $24,532,985 and $23,632,044, respectively.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Asset Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Asset Allocation Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[/s/ Ernst & Young LLP]

Chicago, Illinois
February 8, 2001

                     VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
ASSET ALLOCATION PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2000. The Portfolio designated and paid $2,347,912 as a 20% rate gain distribution. For corporate shareholders 10% of the distribution qualify for the dividend received deductions.
 In January 2001, the Portfolio provided tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

(C) Van Kampen Funds Inc. 2001 All rights reserved.

                                       Table of Contents

                                                OVERVIEW
                                 LETTER TO POLICYHOLDERS         1
                                       ECONOMIC SNAPSHOT         2

                                     PERFORMANCE SUMMARY
                                       RETURN HIGHLIGHTS         4
                          GROWTH OF A $10,000 INVESTMENT         5
                        Q&A WITH YOUR PORTFOLIO MANAGERS         6

                                          BY THE NUMBERS
                            YOUR PORTFOLIO'S INVESTMENTS         8
                                    FINANCIAL STATEMENTS        11
                           NOTES TO FINANCIAL STATEMENTS        16
                          REPORT OF INDEPENDENT AUDITORS        20

              PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES        21

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 19, 2001

Dear Policyholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                U.S. GROSS DOMESTIC PRODUCT
                                                                ---------------------------
Sep 98                                                                      3.80
Dec 98                                                                      5.90
Mar 99                                                                      3.50
Jun 99                                                                      2.50
Sep 99                                                                      5.70
Dec 99                                                                      8.30
Mar 00                                                                      4.80
Jun 00                                                                      5.60
Sep 00                                                                      2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                                               CLASS I    CLASS II
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)                             6.13%        N/A
--------------------------------------------------------------------------------------
Five-year total return based on NAV(1)                            5.81%        N/A
--------------------------------------------------------------------------------------
Ten-year total return based on NAV(1)                             9.34%        N/A
--------------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                            7.22%       .26%(2)
--------------------------------------------------------------------------------------
Commencement date                                              11/04/87   12/15/00
--------------------------------------------------------------------------------------
SEC Yield(3)                                                      7.14%      6.97%
--------------------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The return for Class II Shares includes Rule 12b-1 fees of up to .25%.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2) Class II Shares commenced operations on 12/15/00. This return represents cumulative total return from commencement to 12/31/00.

(3) SEC Yield is standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended December 31, 2000.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

GROWTH OF A $10,000 INVESTMENT

(December 31, 1990--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                  LEHMAN BROTHERS BBB CORPORATE
                                                                                                  BOND INDEX REFLEX THE GENERAL
                                                              LIT--DOMESTIC INCOME PORTFOLIO+    PERFORMANCE OF CORPORATE BONDS.*
                                                              -------------------------------    --------------------------------
12/90                                                                     10000.00                           10000.00
                                                                          10559.50                           10496.00
                                                                          10875.60                           10765.30
                                                                          11472.70                           11368.10
12/91                                                                     12122.60                           11931.50
                                                                          12592.40                           11958.70
                                                                          12929.40                           12469.50
                                                                          13524.90                           13044.80
12/92                                                                     13637.60                           13053.50
                                                                          14489.90                           13748.40
                                                                          15181.60                           14262.20
                                                                          15728.10                           14724.80
12/93                                                                     15863.30                           14741.00
                                                                          15419.60                           14268.90
                                                                          15100.60                           14023.20
                                                                          15193.10                           14181.00
12/94                                                                     15176.00                           14270.00
                                                                          16084.50                           15158.20
                                                                          17236.70                           16319.30
                                                                          17712.10                           16746.60
12/95                                                                     18418.60                           17511.80
                                                                          18126.90                           17076.00
                                                                          18289.80                           17181.20
                                                                          18784.10                           17555.00
12/96                                                                     19648.60                           18215.10
                                                                          19635.90                           18076.80
                                                                          20546.30                           18851.30
                                                                          21456.70                           19630.90
12/97                                                                     21987.80                           20236.40
                                                                          22366.10                           20484.40
                                                                          22927.30                           20988.90
                                                                          22954.00                           21549.40
12/98                                                                     23381.60                           21621.80
                                                                          23248.00                           21645.90
                                                                          22789.90                           21363.60
                                                                          22933.00                           21398.20
12/99                                                                     23018.90                           21447.10
                                                                          23306.10                           21719.80
                                                                          23121.20                           21924.20
                                                                          23713.20                           22511.90
12/00                                                                     24429.90                           23035.70

This chart compares your portfolio's performance to that of the Lehman Brothers BBB Corporate Bond Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the Adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
* Lehman Brothers

(+) Confluence Technologies, Inc.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE
INVESTMENT TRUST--DOMESTIC INCOME PORTFOLIO ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE PAST YEAR. THE TEAM IS LED BY KELLY GILBERT, PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE JUNE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1995. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE PORTFOLIO'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   The past fiscal year was one of the most
difficult periods in the last decade for investment-grade corporate bonds. Amid heightened uncertainty about the economy's health, corporate earnings, the presidential election, and other technical and fundamental factors, bond investors traded up in quality, favoring the highest-rated, most liquid corporate issues or opting instead for U.S. Treasury securities.

    The government's decision to devote a portion of the federal budget surplus to buying back long-term debt helped boost the Treasury market, often at the expense of corporate bonds. At the same time, the Federal Reserve Board pushed short-term interest rates higher over the first half of the year, which contributed to an inversion of the Treasury market yield curve (that is, short-term rates were higher than long-term rates). As a result, the yield spread between Treasuries and corporates hovered near a 10-year high by the close of the reporting period, indicating that Treasuries were outperforming corporate bonds.

    Adding to the corporate market's uneasiness was an increase in the default rate, particularly in the high-yield market, and credit problems that led to unexpected ratings downgrades among some of the more prominent corporate bond issuers, such as JC Penney, Conseco, Xerox, and Dillard's. Stock market volatility and weakening corporate earnings also caused concern, as did soaring energy prices, which hit oil-reliant industries like chemicals and airlines especially hard.

    The corporate market recovered a bit during the third quarter, but the fourth quarter brought more negative earnings announcements by pivotal companies, such as Lucent, Owens-Corning, and Xerox. The last few months of the year were haunted by fears that a slowing economy would further weaken corporate earnings and make it harder for companies to repay their debt.

    In retrospect, cumulative events over the course of the year made investors extremely sensitive to bad news, and they were quick to sell corporate bonds at the first sign of trouble. Furthermore, good news was virtually ignored. As market performance suffered, investors retreated into a "wait-and-see" mode and became reluctant to commit capital to the corporate bond market.

    Under these challenging circumstances, the portfolio achieved a total return of 6.13 percent for the 12-month period ended December 31, 2000. Total return based on net asset value (NAV) of Class I shares assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Of course, past performance is no guarantee of future results. As a result of recent market activity, current portfolio performance may vary from the figure shown. Performance of Class II shares will vary. By comparison, the Lehman Brothers BBB Corporate Bond Index posted a total return of 7.41 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of corporate bonds, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN MANAGING THE PORTFOLIO?

A   Like most investors in this past year's
hostile market environment, we found it wise to allocate assets to the more liquid, higher-quality issuers, such as Disney, Conagra, and Unilever. While these names were well represented in the portfolio, we also added diversification across the spectrum of issuer size and industry. By year-end, the portfolio contained 63 issues, an increase of 16 since December 31, 1999.

    Our selection of investments favored some of the more defensive sectors, such as energy, defense, and cable media. At the same time, we reduced the portfolio's exposure to some of the more economically sensitive sectors, like retail, and to oil-dependent industries such as chemicals.

    Still, the portfolio was not immune to the challenges of this difficult market. Credit problems surfaced in association with some of the portfolio's investments, such as downgrades in the credit rating of Bausch & Lomb and Royal Caribbean Cruise Lines.

    Over the course of the year, we also focused on increasing the credit quality of the portfolio. As of December 31, 2000, more than 36 percent of portfolio assets were invested in securities rated A or higher, up from 22 percent at the start of the period.

Q   WHAT IS YOUR OUTLOOK FOR THE MARKET
    AND THE PORTFOLIO IN THE MONTHS AHEAD?

A   The key to any rebound in the corporate
bond market will be the strength of the economy. If the economy weakens too much, a rough road could lie ahead, because a recessionary period would make it more difficult for companies to repay their debt. We will continue to monitor the health of the economy, maintaining a broadly diversified portfolio and an emphasis on high-quality, liquid securities in primarily defensive market sectors.

    We are cautiously optimistic as we look ahead to the upcoming year. The market has experienced a significant decline amid a laundry list of negative indicators, so we feel there is likely to be room for improvement in the near term.

    Other positive signs that bode well for the corporate bond market include a low supply of newly issued bonds, light dealer inventories, and a fairly sizable level of available cash that has built up as investors waited on the sidelines for opportunities to re-enter the market.

    With corporate bonds trading at such wide spreads relative to Treasury securities, we will be on the lookout for potential opportunities to capitalize on excellent values from a total return perspective.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                                COUPON    MATURITY       VALUE
          CORPORATE BONDS  87.4%
          CONSUMER DISTRIBUTION  5.0%
$500      Gruma SA De CV, 144A--Private Placement (Mexico) (a)...... 7.625%    10/15/07    $   390,000
 500      Nabisco, Inc. ............................................ 7.550     06/15/15        472,356
                                                                                           -----------
                                                                                               862,356
                                                                                           -----------
          CONSUMER DURABLES  1.5%
 250      DaimlerChrysler NA Holding................................ 7.750     05/27/03        253,278
                                                                                           -----------
          CONSUMER NON-DURABLES  3.3%
 500      Bausch & Lomb, Inc. ...................................... 7.125     08/01/28        320,205
 250      Pepsi Bottling Group, Inc. ............................... 7.000     03/01/29        248,916
                                                                                           -----------
                                                                                               569,121
                                                                                           -----------
          CONSUMER SERVICES  12.9%
 250      Clear Channel Communications.............................. 7.875     06/15/05        260,087
 500      CSC Holdings, Inc. ....................................... 7.875     12/15/07        505,000
 250      Liberty Media Corp. ...................................... 8.250     02/01/30        228,673
 250      News America Holdings, Inc. .............................. 8.875     04/26/23        259,913
 250      Socgen Real Estate Co. LLC Ser A, 144A--Private Placement
          (a)....................................................... 7.640     12/29/49        240,012
 100      Time Warner Entertainment Co. ............................ 8.375     07/15/33        108,841
 250      Time Warner, Inc. ........................................ 7.975     08/15/04        261,674
 100      Viacom, Inc. ............................................. 7.750     06/01/05        104,298
 250      Walt Disney Co. .......................................... 7.300     02/08/05        260,726
                                                                                           -----------
                                                                                             2,229,224
                                                                                           -----------
          ENERGY  5.0%
 100      Amerada Hess Corp. ....................................... 7.875     10/01/29        104,865
 250      Norcen Energy, Ltd. (Canada).............................. 7.375     05/15/06        259,071
 250      PDV America, Inc. ........................................ 7.875     08/01/03        244,167
 250      USX Corp. ................................................ 6.650     02/01/06        250,210
                                                                                           -----------
                                                                                               858,313
                                                                                           -----------
          FINANCE  16.9%
 250      Abbey National PLC (United Kingdom)....................... 7.350     10/29/49        241,046
 500      Avalonbay Communities, Inc. .............................. 7.500     08/01/09        499,681
 150      Capital One Bank.......................................... 8.250     06/15/05        151,845
 100      EOP Operating LP.......................................... 7.750     11/15/07        102,200
 250      Ford Motor Credit Co. .................................... 7.375     10/28/09        250,395
 125      Korea Development Bank (Korea)............................ 6.500     11/15/02        123,501
 250      Lehman Brothers Holdings, Inc. ........................... 8.500     05/01/07        265,771
 250      Liberty Property LP....................................... 8.500     08/01/10        262,721
 250      National Australia Bank (Australia)....................... 8.600     05/19/10        277,788
 250      Nordbanken AB, 144A--Private Placement (Sweden) (a)....... 7.250     11/12/09        254,092
 250      Qwest Capital Funding, Inc., 144A--Private Placement
          (a)....................................................... 7.900     08/15/10        256,876
 250      Washington Mutual Capital I............................... 8.375     06/01/27        233,757
                                                                                           -----------
                                                                                             2,919,673
                                                                                           -----------
          HOTEL & LODGING  3.0%
 500      Park Place Entertainment Corp. ........................... 7.950     08/01/03        507,061
                                                                                           -----------

          NETWORKING EQUIPMENT  5.9%
 250      Enron Corp. .............................................. 7.125     05/15/07        257,376

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                                COUPON    MATURITY       VALUE
          NETWORKING EQUIPMENT (CONTINUED)
$250      General Electric Capital Corp. ........................... 6.500%    12/10/07    $   253,078
 250      Verizon Global Funding Corp., 144A--Private Placement
          (a)....................................................... 6.750     12/01/05        252,003
 250      Vodafone Group PLC (United Kingdom)....................... 7.750     02/15/10        259,133
                                                                                           -----------
                                                                                             1,021,590
                                                                                           -----------
          PRODUCER MANUFACTURING  1.4%
 250      USA Waste Services, Inc. ................................. 7.000     10/01/04        245,089
                                                                                           -----------

          RAW MATERIALS/PROCESSING INDUSTRIES  8.4%
 500      Georgia-Pacific Corp. .................................... 9.950     06/15/02        501,567
 500      IDEX Corp. ............................................... 6.875     02/15/08        461,191
 250      Tosco Corp. .............................................. 8.250     05/15/03        261,615
 150      Vicap SA (Mexico)......................................... 10.250    05/15/02        145,500
 100      Vicap SA (Mexico)......................................... 11.375    05/15/07         81,000
                                                                                           -----------
                                                                                             1,450,873
                                                                                           -----------
          RETAIL  1.5%
 250      Fred Meyer, Inc. ......................................... 7.375     03/01/05        258,204
                                                                                           -----------

          TECHNOLOGY  2.7%
 100      Lockheed Martin Corp. .................................... 8.500     12/01/29        113,811
 100      Raytheon Co. ............................................. 6.750     08/15/07         99,406
 250      Sun Microsystems, Inc. ................................... 7.500     08/15/06        257,988
                                                                                           -----------
                                                                                               471,205
                                                                                           -----------
          TRANSPORTATION  4.8%
 100      Canadian National Railway Co. (Canada).................... 7.625     05/15/23        100,758
 500      Delta Airlines, Inc. ..................................... 9.750     05/15/21        501,614
 200      United Air Lines, Inc. ................................... 10.020    03/22/14        226,241
                                                                                           -----------
                                                                                               828,613
                                                                                           -----------
          UTILITIES  15.1%
 250      AT & T Canada, Inc. (Canada).............................. 7.650     09/15/06        245,173
 500      Cleveland Electric Illuminating Co. ...................... 7.625     08/01/02        507,137
 250      Cox Communications, Inc. ................................. 6.875     06/15/05        251,103
 250      Edison International, Inc. ............................... 6.875     09/15/04        208,047
 250      Israel Electric Corp. Ltd., 144A--Private Placement
          (Israel) (a).............................................. 8.250     10/15/09        255,719
 250      Niagara Mohawk Power Corp., Ser G......................... 7.750     10/01/08        261,308
 230      Phillips Petroleum Co. ................................... 9.375     02/15/11        267,329
 350      Public Service Co. Colorado............................... 8.750     03/01/22        364,498
 250      Southern Energy, Inc., 144A--Private Placement (a)........ 7.900     07/15/09        248,490
                                                                                           -----------
                                                                                             2,608,804
                                                                                           -----------
TOTAL CORPORATE BONDS  87.4%...........................................................     15,083,404
                                                                                           -----------

          GOVERNMENT OBLIGATIONS  9.1%
 250      Federal National Mortgage Association Pools............... 7.000     07/15/05        262,623
 250      Federal National Mortgage Association Pools............... 10.000    04/01/21        274,358
 100      Ontario Province (Canada)................................. 7.625     06/22/04        105,376
 250      United Mexican States (Mexico)............................ 10.375    02/17/09        273,750
 600      United States Treasury Bond............................... 6.125     08/15/29        653,562
                                                                                           -----------

TOTAL GOVERNMENT OBLIGATIONS...........................................................      1,569,669
                                                                                           -----------

TOTAL LONG-TERM INVESTMENTS  96.5%
  (Cost $16,680,190)...................................................................     16,653,073
                                                                                           -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                              MARKET
DESCRIPTION                                                   VALUE
REPURCHASE AGREEMENT  2.2%
UBS Securities ($380,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated
12/29/00 to be sold on 01/02/01 at $380,251)
  (Cost $380,000)...........................................  $   380,000
                                                              -----------
TOTAL INVESTMENTS  98.7%
  (Cost $17,060,190)........................................   17,033,073
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%.................      225,317
                                                              -----------
NET ASSETS  100.0%..........................................  $17,258,390
                                                              ===========

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $17,060,190)........................  $17,033,073
Receivables:
  Interest..................................................      325,465
  Portfolio Shares Sold.....................................           13
Other.......................................................       91,060
                                                              -----------
    Total Assets............................................   17,449,611
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................        8,226
  Portfolio Shares Repurchased..............................        4,202
  Investment Advisory Fee...................................        3,370
  Custodian Bank............................................        1,389
Trustees' Deferred Compensation and Retirement Plans........      127,774
Accrued Expenses............................................       46,260
                                                              -----------
    Total Liabilities.......................................      191,221
                                                              -----------
NET ASSETS..................................................  $17,258,390
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $18,021,421
Accumulated Undistributed Net Investment Income.............    1,160,060
Net Unrealized Depreciation.................................      (27,117)
Accumulated Net Realized Loss...............................   (1,895,974)
                                                              -----------
NET ASSETS..................................................  $17,258,390
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $17,257,385 and
    2,200,908 shares of beneficial interest issued and
    outstanding)............................................  $      7.84
                                                              ===========
  Class II Shares (Based on net assets of $1,005 and 128
    shares of beneficial interest issued and outstanding)...  $      7.85
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $1,337,909
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................      81,879
Trustees' Fees and Related Expenses.........................      37,848
Shareholder Reports.........................................      34,905
Audit.......................................................      23,370
Shareholder Services........................................      19,472
Accounting..................................................      15,504
Legal.......................................................       9,571
Custody.....................................................       8,360
Other.......................................................       4,301
                                                              ----------
    Total Expenses..........................................     235,210
    Expense Reduction ($81,879 Investment Advisory Fee and
     $51,612 Other).........................................     133,491
    Less Credits Earned on Cash Balances....................       3,739
                                                              ----------
    Net Expenses............................................      97,980
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,239,929
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (812,670)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (591,739)
  End of the Period.........................................     (27,117)
                                                              ----------
Net Unrealized Appreciation During the Period...............     564,622
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (248,048)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  991,881
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................     $ 1,239,929          $ 1,312,387
Net Realized Loss...........................................        (812,670)            (328,221)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................         564,622           (1,285,909)
                                                                 -----------          -----------
Change in Net Assets from Operations........................         991,881             (301,743)
                                                                 -----------          -----------

Distributions from Net Investment Income:
  Class I Shares............................................      (1,321,534)          (1,259,398)
  Class II Shares...........................................             -0-                  -0-
                                                                 -----------          -----------
Total Distributions.........................................      (1,321,534)          (1,259,398)
                                                                 -----------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        (329,653)          (1,561,141)
                                                                 -----------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       3,348,799            5,830,207
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.....................................       1,321,534            1,259,398
Cost of Shares Repurchased..................................      (3,411,932)          (7,120,021)
                                                                 -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       1,258,401              (30,416)
                                                                 -----------          -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................         928,748           (1,591,557)
NET ASSETS:
Beginning of the Period.....................................      16,329,642           17,921,199
                                                                 -----------          -----------
End of the Period (Including accumulated undistributed net
  investment income of $1,160,060 and $1,244,530,
  respectively).............................................     $17,258,390          $16,329,642
                                                                 ===========          ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED DECEMBER 31,
CLASS I SHARES                                             ---------------------------------------
                                                           2000     1999    1998     1997    1996
                                                           ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................  $8.04   $ 8.75   $8.25   $ 8.01   $8.21
                                                           -----   ------   -----   ------   -----
  Net Investment Income..................................    .58      .61     .61      .70     .75
  Net Realized and Unrealized Gain/Loss..................   (.12)    (.74)   (.09)     .25    (.21)
                                                           -----   ------   -----   ------   -----
Total from Investment Operations.........................    .46     (.13)    .52      .95     .54
Less Distributions from Net Investment Income............    .66      .58     .02      .71     .74
                                                           -----   ------   -----   ------   -----
NET ASSET VALUE, END OF THE PERIOD.......................  $7.84   $ 8.04   $8.75   $ 8.25   $8.01
                                                           =====   ======   =====   ======   =====

Total Return*............................................  6.13%   -1.55%   6.34%   11.90%   6.68%
Net Assets at End of the Period (In millions)............  $17.3   $ 16.3   $17.9   $ 17.2   $19.8
Ratio of Expenses to Average Net Assets* (a).............   .62%     .61%    .60%     .60%    .60%
Ratio of Net Investment Income to Average Net Assets*....  7.59%    7.43%   7.29%    7.74%   7.97%
Portfolio Turnover.......................................    86%      74%     46%      78%     77%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..................  1.44%    1.10%   1.09%    1.05%   1.29%
Ratio of Net Investment Income to Average Net Assets.....  6.77%    6.94%   6.80%    7.29%   7.28%

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% and .01% for the years ended December 31, 2000 and 1999, respectively.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              DECEMBER 15, 2000
                                                              (COMMENCEMENT OF
                                                                 INVESTMENT
CLASS II SHARES                                                OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $  7.83
                                                                   -------
  Net Investment Income.....................................           .02
  Net Realized and Unrealized Loss..........................           -0-
                                                                   -------
Total from Investment Operations............................           .02
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $  7.85
                                                                   =======

Total Return (a)............................................          .26%**
Net Assets at End of the Period (In thousands)..............       $   1.0
Ratio of Expenses to Average Net Assets* (b)................          .87%
Ratio of Net Investment Income to Average Net Assets*.......         7.49%
Portfolio Turnover..........................................           86%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        24.49%
Ratio of Net Investment Loss to Average Net Assets..........       (16.13%)

** Non-annualized

(a) This return does include Rule 12b-1 fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended December 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Domestic Income Portfolio ("Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective. The Portfolio commenced investment operations on November 4, 1987. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximated market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discount is accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Portfolio currently does not amortize premiums on fixed income securities. Upon adoption, the Portfolio will be required to record a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Portfolio has not completed its analysis of the impact of this accounting change.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,873,811, which will expire between December 31, 2002 and December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $17,060,190; the aggregate gross unrealized appreciation is $454,112 and the aggregate gross unrealized depreciation is $481,229, resulting in net unrealized depreciation on long- and short-term investments of $27,117.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference relating to paydowns on mortgage-backed securities totaling $2,865 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Portfolio's custody fee was reduced by $3,739 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................     .50 of 1%
Next $500 million...........................................     .45 of 1%
Over $1 billion.............................................     .40 of 1%

    The effective management fee based upon the average daily net assets of the Combined Portfolios for the year ended December 31, 2000, was .50%.

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares.

    For the year ended December 31, 2000, the Adviser voluntary waived $81,879 of its investment advisory fees and assumed $51,612 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $9,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $2,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $18,000. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $55,118 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $18,020,421 and $1,000 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................   439,662    $ 3,347,799
  Class II..................................................       128          1,000
                                                              --------    -----------
Total Sales.................................................   439,790    $ 3,348,799
                                                              ========    ===========
Dividend Reinvestment:
  Class I...................................................   176,550    $ 1,321,534
  Class II..................................................       -0-            -0-
                                                              --------    -----------
Total Dividend Reinvestment.................................   176,550    $ 1,321,534
                                                              ========    ===========
Repurchases:
  Class I...................................................  (446,170)   $(3,411,932)
  Class II..................................................       -0-            -0-
                                                              --------    -----------
Total Repurchase............................................  (446,170)   $(3,411,932)
                                                              ========    ===========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 1999, capital aggregated $16,763,020 for Class I Shares. For the year ended December 31, 1999, transactions were as follows:

                                                              SHARES       VALUE
Sales:
  Class I...................................................  700,539    $5,830,207
Dividend Reinvestment:
  Class I...................................................  155,098    $1,259,398
Repurchases:
  Class I...................................................  873,380    $7,120,021

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $14,881,064 and $13,613,458, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio and shareholders have adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Not withstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Domestic Income

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Domestic Income Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000 the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[SIG]

Chicago, Illinois
February 8, 2001

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
DOMESTIC INCOME PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc. 2001 All rights reserved.

                                       Table of Contents

                                                OVERVIEW
                                 LETTER TO POLICYHOLDERS         1
                                       ECONOMIC SNAPSHOT         2

                                     PERFORMANCE SUMMARY
                                       RETURN HIGHLIGHTS         4
                          GROWTH OF A $10,000 INVESTMENT         5
                        Q&A WITH YOUR PORTFOLIO MANAGERS         6

                                          BY THE NUMBERS
                            YOUR PORTFOLIO'S INVESTMENTS         8
                                    FINANCIAL STATEMENTS        12
                           NOTES TO FINANCIAL STATEMENTS        16
                          REPORT OF INDEPENDENT AUDITORS        20

              PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES        21

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

January 19, 2001

Dear Policyholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                U.S. GROSS DOMESTIC PRODUCT
                                                                ---------------------------
Sep 98                                                                      3.80
Dec 98                                                                      5.90
Mar 99                                                                      3.50
Jun 99                                                                      2.50
Sep 99                                                                      5.70
Dec 99                                                                      8.30
Mar 00                                                                      4.80
Jun 00                                                                      5.60
Sep 00                                                                      2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                                               CLASS I SHARES
---------------------------------------------------------------------------------
One-year total return based on NAV(1)                              -14.81%
---------------------------------------------------------------------------------
Five-year total return based on NAV(1)                              12.75%
---------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                              12.15%
---------------------------------------------------------------------------------
Commencement date                                                 07/03/95
---------------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

GROWTH OF A $10,000 INVESTMENT

(July 3, 1995--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                     MORGAN STANLEY CAPITAL
                                                                                                 INTERNATIONAL WORLD INDEX (NET
                                                                                                    DIVIDENDS) IS COMPOSED OF
                                                                                                SECURITIES ON STOCK EXCHANGES OF
                                                                                                    THE U.S., EUROPE, CANADA,
                                                                                                 AUSTRALIA, NEW ZEALAND, AND THE
                                                                                                 FAR EAST AND ASSUMES DIVIDENDS
                                                                                                ARE REINVESTED NET OF WITHHOLDING
                                                              LIT--GLOBAL EQUITY PORTFOLIO+                   TAX.*
                                                              -----------------------------     ---------------------------------
7/3/95                                                                   10000.00                           10000.00
                                                                         10280.00                           10571.00
12/95                                                                    10310.00                           11087.00
                                                                         10930.00                           11552.00
                                                                         11520.00                           11900.00
                                                                         11610.00                           12072.00
12/96                                                                    12034.00                           12639.00
                                                                         12501.00                           12689.00
                                                                         14129.00                           14614.00
                                                                         14244.00                           15046.00
12/97                                                                    13941.00                           14690.00
                                                                         15914.00                           16809.00
                                                                         16299.00                           17166.00
                                                                         14503.00                           15123.00
12/98                                                                    16954.00                           18332.00
                                                                         17751.00                           19002.00
                                                                         18922.00                           19925.00
                                                                         18472.00                           19646.00
12/99                                                                    22050.00                           22977.00
                                                                         21762.00                           23230.00
                                                                         20941.00                           22423.00
                                                                         19702.00                           21312.00
12/00                                                                    18783.00                           20009.00

This chart compares your portfolio's performance to that of the MSCI World Index (net dividends) over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the Adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Confluence Technologies, Inc.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GLOBAL EQUITY PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12-MONTHS ENDED DECEMBER 31, 2000. THE TEAM IS LED BY PORTFOLIO MANAGERS BARTON M. BIGGS AND ANN D. THIVIERGE, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC., WHO HAVE MANAGED THE PORTFOLIO SINCE 1997. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED?

A   The boom in the technology, media, and
telecommunications (TMT) sectors in the United States bolstered the global markets in the first quarter of 2000. In March, however, global economies grew increasingly sluggish, and stock markets were volatile. The possibility of a U.S. recession cast a shadow across most global markets. Japan--the worst-performing major global market during the past 12 months--suffered from a sell-off in TMT stocks, stalled reforms, and a lack of investor confidence in the Japanese government. The rest of Asia, which relies heavily on exports to the United States, also reacted poorly to the slowdown in U.S. growth. Meanwhile, a weakening euro, high energy prices, and the TMT correction dragged down European markets, especially in the third quarter of 2000.

Q   HOW DID THE PORTFOLIO PERFORM IN THESE
    MARKET CONDITIONS?

A   The global markets did not enjoy a strong
second half of 2000, and the portfolio was affected by this weakness, especially in Japan. The portfolio's investments in Japanese companies during the reporting period hindered performance.

    The portfolio did not escape the global sell-off, and it underperformed its benchmark, the Morgan Stanley Capital International World Index (net dividends). For the 12-month period ended December 31, 2000, the portfolio declined 14.81 percent. Total return based on net asset value (NAV) of Class I shares assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the adviser had not voluntarily waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The expense waiver may be revised or terminated at any time, at which time yield and total return will decrease. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    By comparison, the MSCI World Index (net dividends) fell 13.18 percent for the same period. This broad-based, unmanaged index is composed of securities on stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East and assumes dividends are reinvested net of withholding tax. The index's returns do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHAT STRATEGIES DID YOU USE TO MANAGE
    THE PORTFOLIO IN THIS ENVIRONMENT?

A   Consistent with our investment discipline,
we use a "top-down" strategy to select stocks. First, we determine which countries or sectors may be potential opportunities. Then, we select individual securities designed to track the markets of that country or particular sector. Our goal is to invest in a broad selection of securities representing exposure to world markets. We believe this process may be an effective way to maximize the return and minimize the risk associated with global investment.

    During the reporting period, the portfolio was underweighted in the United States, neutrally positioned in Europe (but overweighted in the euro region), and overweighted in Asia relative to the portfolio's benchmark, the MSCI World Index (net dividends). The portfolio's allocations reflected our research that the U.S. economy was slowing and that Europe and Asia presented attractive growth potential.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MONTHS AHEAD?

A   Generally, we believe that the U.S.
economic situation will continue to play a significant role in determining the strength of the global markets. The United States represents one-third of the world's economy and the world's largest stock market. With indications of a sharp economic slowdown and the volatility in the U.S. stock market, investors may have begun to question whether the Federal Reserve Board can engineer a soft landing in the economy, potentially bringing support to the stock market and the U.S. dollar. By the end of the reporting period, economists began to increasingly predict the probability of recession.

    The global economy peaked over the summer of 2000 and has been slowing ever since. While no economy is immune from a U.S. recession, we believe Europe is showing signs of resilience and anticipate that the euro may strengthen relative to the U.S. dollar.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                     SHARES      VALUE
COMMON STOCKS  97.8%
AUSTRALIA  0.7%
Orica Ltd...................................................    4,349     $   13,937
Rio Tinto Ltd...............................................      434          7,108
                                                                          ----------
                                                                              21,045
                                                                          ----------
AUSTRIA  0.2%
OMV, AG.....................................................       98          7,592
                                                                          ----------
BELGIUM  0.9%
KBC Bankverzekeringsholding (a).............................      695         30,105
                                                                          ----------

CANADA  1.8%
Enbridge, Inc. .............................................    1,000         29,128
Nortel Networks Corp. ......................................      700         22,512
Placer Dome, Inc. ..........................................      600          5,779
                                                                          ----------
                                                                              57,419
                                                                          ----------
DENMARK  0.6%
Novo Nordisk A/S, Ser B.....................................      100         17,941
Novozymes A/S, Ser B (a)....................................      100          2,002
                                                                          ----------
                                                                              19,943
                                                                          ----------
FINLAND  1.3%
Nokia (Ab) Oy (a)...........................................      900         40,142
                                                                          ----------

FRANCE  3.6%
Alcatel Alsthom (Cie Gen El)................................      390         22,156
Axa-UAP.....................................................      153         22,125
Compagnie de Saint Gobain...................................       92         14,453
France Telecom..............................................      219         18,909
LVMH (Moet Hennessy Lois Vuitton)...........................      222         14,696
Total, Class B..............................................      154         22,906
                                                                          ----------
                                                                             115,245
                                                                          ----------
GERMANY  6.7%
Allianz, AG.................................................      100         37,429
BASF, AG....................................................      300         13,569
Bayer, AG...................................................      300         15,739
DaimlerChrysler, AG.........................................      300         12,603
Deutsche Bank, AG...........................................      600         50,430
Deutsche Telekom, AG........................................      600         18,085
E.On, AG....................................................      300         18,254
Linde, AG...................................................      200          9,709
Siemens, AG.................................................      300         39,213
                                                                          ----------
                                                                             215,031
                                                                          ----------
ITALY  2.4%
Assicurazioni Generali......................................      600         23,832
Ente Nazionale Idrocarburi, SpA.............................    2,500         15,963
Fiat SpA....................................................      300          7,397
Telecom Italia..............................................    1,250         13,827
Telecom Italia Moblie SpA (a)...............................    1,750         13,968
                                                                          ----------
                                                                              74,987
                                                                          ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES      VALUE
JAPAN  14.7%
Acom Co., Ltd...............................................      100     $    7,374
Bank of Tokyo...............................................    2,600         25,859
Daiwa Securities............................................    1,000         10,436
East Japan Railway..........................................        3         17,582
Hitachi.....................................................    1,000          8,905
Honda Motor Co..............................................    1,000         37,264
Japan Air Lines Co. (a).....................................    3,000         13,725
Japan Energy Corp. .........................................    9,000         13,935
Japan Tobacco, Inc. ........................................        2         15,500
Kao Corp. ..................................................    1,000         29,041
Kawasaki Steel Corp. .......................................    4,000          4,129
Komatsu.....................................................    2,000          8,835
Kyocera Corp. ..............................................      100         10,908
Matsushita Electric Industries..............................    1,000         23,880
Mitsubishi Electric Corp. ..................................    3,000         18,448
Mitsubishi Estate...........................................    2,000         21,344
NEC Corp. ..................................................    1,000         18,282
Nippon Steel Corp. .........................................    5,000          8,266
Nippon Telegraph & Telephone Corp. .........................        2         14,398
Nippon Yusen Kabushiki Kaisha...............................    3,000         12,386
Nissan Motor Co. ...........................................    2,000         11,512
NSK Ltd. ...................................................    1,000          6,114
Oji Paper Co. ..............................................    2,000         10,322
Sekisui House...............................................    2,000         18,282
Sharp Corp. ................................................    1,000         12,054
Softbank Corp. .............................................      100          3,473
Sony Corp. .................................................      200         13,821
Teijin......................................................    2,000         10,322
Tobu Railway Co. ...........................................    7,000         20,574
Toshiba Corp. ..............................................    2,000         13,366
Toyota Motor Corp. .........................................      900         28,735
                                                                          ----------
                                                                             469,072
                                                                          ----------
NETHERLANDS  3.5%
ABN Amro Holdings...........................................    1,114         25,335
Akzo Nobel..................................................      285         15,308
Elsevier....................................................      892         13,117
Koninklijke Ahold NV........................................      834         26,908
Royal Dutch Petroleum Co. ..................................      371         22,735
Wolters Kluwer..............................................      281          7,662
                                                                          ----------
                                                                             111,065
                                                                          ----------
SINGAPORE  0.3%
Singapore Telecommunications................................    7,000         10,872
                                                                          ----------

SPAIN   1.8%
Endesa, SA..................................................    1,290         21,985
Repsol-YPF, SA..............................................      906         14,479
Telefonica de Espana (a)....................................    1,338         22,112
                                                                          ----------
                                                                              58,576
                                                                          ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES      VALUE
SWEDEN  0.4%
Ericsson Telefon LM, Ser B..................................    1,100     $   12,528
                                                                          ----------

SWITZERLAND  4.1%
Credit Suisse Group.........................................      130         24,702
Nestle, SA..................................................       15         34,981
Novartis, AG................................................       20         35,351
Roche Holdings Genusscheine, AG.............................        2         20,371
Zurich Financial Services, AG...............................       27         16,274
                                                                          ----------
                                                                             131,679
                                                                          ----------
UNITED KINGDOM  7.2%
AstraZeneca Plc.............................................      392         19,783
Barclays....................................................      278          8,613
Bass........................................................    1,447         15,773
BP Amoco....................................................    3,106         25,080
British America Tobacco.....................................    1,392         10,610
British Telecommunications..................................      695          5,944
GlaxoSmithKline Plc (a).....................................    1,072         30,283
HSBC Holdings...............................................    2,292         33,758
Invensys Plc................................................    2,133          4,992
Lloyds TSB Group............................................      830          8,787
Marks & Spencer.............................................      835          2,322
Rank Group..................................................    3,171          8,298
Smiths Industries...........................................      898         10,850
Vodafone AirTouch Plc (a)...................................    11,979        43,974
                                                                          ----------
                                                                             229,067
                                                                          ----------
UNITED STATES  47.6%
Abbott Laboratories, Inc. ..................................      400         19,375
Alcoa, Inc. ................................................      200          6,700
America Online, Inc. .......................................      400         13,920
American Express Co. .......................................      400         21,975
American Home Products Corp. ...............................      300         19,065
American International Group, Inc. .........................      400         39,425
AT&T Corp. .................................................      400          6,925
AT&T Corp.--Liberty Media Group., Class A...................    1,300         17,631
Avaya, Inc. ................................................       58            598
Bank of America Corp. ......................................      700         32,112
BellSouth Corp. ............................................      500         20,469
Boeing Co. .................................................      300         19,800
Bristol-Myers Squibb Co. ...................................      500         36,969
Chevron Corp. ..............................................      200         16,887
Cisco Systems, Inc. ........................................    1,000         38,250
Citigroup, Inc. ............................................      900         45,956
Coca Cola Co. ..............................................      600         36,563
Dell Computer Corp. (a).....................................      600         10,462
Delphi Automotive Systems Corp. ............................      500          5,625
Dow Chemical Co. ...........................................      300         10,987
Du Pont (E.I.) de Nemours & Co. ............................      300         14,494
Eastman Kodak Co. ..........................................      200          7,875
Eli Lilly & Co. ............................................      300         27,919
EMC Corp. ..................................................      400         26,600
Exxon Mobil Corp. ..........................................      700         60,856
Fannie Mae..................................................      300         26,025
First Data Corp. ...........................................      400         21,075

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                            MARKET
DESCRIPTION                                                     SHARES      VALUE
UNITED STATES (CONTINUED)
FPL Group, Inc. ............................................      300     $   21,525
General Electric Co. .......................................    1,800         86,287
General Motors Corp. .......................................      400         20,375
Gillette Co. ...............................................      300         10,837
HCA-The Healthcare Co. .....................................      500         22,005
Hewlett Packard Co. ........................................      300          9,469
Home Depot, Inc. ...........................................      600         27,412
Illinois Tool Works, Inc. ..................................      200         11,912
Intel Corp. ................................................    1,200         36,075
International Business Machines Corp. ......................      300         25,500
International Paper Co. ....................................      200          8,163
J.P. Morgan & Co., Inc. ....................................      200         33,100
Johnson & Johnson, Inc. ....................................      300         31,519
Kimberly-Clark Corp. .......................................      200         14,138
Lucent Technologies, Inc. ..................................      600          8,100
McDonald's Corp. ...........................................      600         20,400
Merck & Co., Inc. ..........................................      500         46,813
Microsoft Corp. (a).........................................    1,000         43,375
Minnesota Mining & Manufacturing Co. .......................      200         24,100
Motorola, Inc. .............................................      600         12,150
Oracle Corp. ...............................................    1,400         40,688
Pfizer, Inc. ...............................................      900         41,400
Procter & Gamble Co. .......................................      300         23,531
QUALCOMM, Inc. (a)..........................................      300         24,656
Raytheon Co., Class A.......................................      100          2,900
Rockwell International Corp. ...............................      100          4,762
SBC Communications, Inc. ...................................      400         19,100
Sears Roebuck & Co. ........................................      300         10,425
Texas Instruments, Inc. ....................................      400         18,950
Time Warner, Inc. ..........................................      600         31,344
Verizon Communications, Inc. ...............................      400         20,050
Wal-Mart Stores, Inc. ......................................    1,000         53,125
Walt Disney Co. ............................................      400         11,575
Wells Fargo Co. ............................................    1,500         83,531
Weyerhaeuser Co. ...........................................      200         10,150
Worldcom, Inc. .............................................      300          4,219
Xerox Corp. ................................................      200            925
Yahoo!, Inc. ...............................................      100          3,017
                                                                          ----------
                                                                           1,522,141
                                                                          ----------
TOTAL INVESTMENTS  97.8%
  (Cost $2,690,044)...................................................     3,126,509

FOREIGN CURRENCY  0.3%
  (Cost $11,097)......................................................        10,948

OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%...........................        59,916
                                                                          ----------

NET ASSETS  100.0%....................................................    $3,197,373
                                                                          ==========

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $2,690,044).........................  $3,126,509
Foreign Currency (Cost $11,097).............................      10,948
Receivables:
  Investments Sold..........................................     426,985
  Dividends.................................................       4,504
Other.......................................................      42,988
                                                              ----------
    Total Assets............................................   3,611,934
                                                              ----------
LIABILITIES:
Payables:
  Custodian Bank............................................     306,715
  Forward Currency Contracts................................       1,843
  Distributor and Affiliates................................         611
  Portfolio Shares Repurchased..............................         137
Trustees' Deferred Compensation and Retirement Plans........      58,605
Accrued Expenses............................................      46,650
                                                              ----------
    Total Liabilities.......................................     414,561
                                                              ----------
NET ASSETS..................................................  $3,197,373
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par Value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,772,587
Net Unrealized Appreciation.................................     436,189
Accumulated Net Realized Gain...............................      56,093
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (67,496)
                                                              ----------
NET ASSETS..................................................  $3,197,373
                                                              ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $3,197,373 and 278,080 shares of
  beneficial interest issued and outstanding)...............  $    11.50
                                                              ==========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,697)......  $   54,119
Interest....................................................       4,108
                                                              ----------
    Total Income............................................      58,227
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................      41,804
Trustees' Fees and Related Expenses.........................      38,554
Audit.......................................................      22,121
Custody.....................................................      19,213
Accounting..................................................      17,498
Shareholder Services........................................      15,403
Shareholder Reports.........................................       8,750
Legal.......................................................       2,119
Amortization of Organizational Costs........................         674
Other.......................................................       3,260
                                                              ----------
    Total Expenses..........................................     169,396
    Expense Reduction ($41,804 Investment Advisory Fee and
     $72,229 Other).........................................     114,033
    Less Credits Earned on Cash Balances....................       5,499
                                                              ----------
    Net Expenses............................................      49,864
                                                              ----------
NET INVESTMENT INCOME.......................................  $    8,363
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain/Loss:
  Investments...............................................  $  721,549
  Foreign Currency Transactions.............................        (532)
                                                              ----------
Net Realized Gain...........................................     721,017
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,787,251
                                                              ----------
  End of the Period:
    Investments.............................................     436,465
    Forward Currency Contracts..............................      (1,843)
    Foreign Currency Translation............................       1,567
                                                              ----------
                                                                 436,189
                                                              ----------
Net Unrealized Depreciation During the Period...............  (1,351,062)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (630,045)
                                                              ==========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (621,682)
                                                              ==========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                YEAR ENDED           YEAR ENDED
                                                             DECEMBER 31, 2000    DECEMBER 31, 1999
                                                             --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $     8,363          $   14,504
Net Realized Gain...........................................        721,017              33,854
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     (1,351,062)            906,978
                                                                -----------          ----------
Change in Net Assets from Operations........................       (621,682)            955,336
                                                                -----------          ----------

Distributions from and in Excess of Net Investment Income...        (45,562)             (9,541)
                                                                -----------          ----------
Distributions from Net Realized Gain........................       (658,500)            (33,854)
Distributions in Excess of Net Realized Gain................            -0-             (10,981)
                                                                -----------          ----------
Distributions from and in Excess of Net Realized Gain.......       (658,500)            (44,835)
                                                                -----------          ----------
Total Distributions.........................................       (704,062)            (54,376)
                                                                -----------          ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (1,325,744)            900,960
                                                                -----------          ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      1,179,139             829,783
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        704,062              33,418
Cost of Shares Repurchased..................................     (1,707,231)           (767,893)
                                                                -----------          ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        175,970              95,308
                                                                -----------          ----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................     (1,149,774)            996,268
NET ASSETS:
Beginning of the Period.....................................      4,347,147           3,350,879
                                                                -----------          ----------
End of the Period (Including accumulated distributions in
  excess of net investment income of $67,496 and $36,823,
  respectively).............................................    $ 3,197,373          $4,347,147
                                                                ===========          ==========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED DECEMBER 31,
CLASS I SHARES                                         -----------------------------------------------
                                                        2000       1999      1998      1997      1996
                                                       -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............  $ 16.94    $13.21    $11.00    $11.66    $10.30
                                                       -------    ------    ------    ------    ------
  Net Investment Income..............................      .07       .24       .09       .11       .03
  Net Realized and Unrealized Gain/Loss..............    (2.60)     3.71      2.26      1.69      1.69
                                                       -------    ------    ------    ------    ------
Total from Investment Operations.....................    (2.53)     3.95      2.35      1.80      1.72
                                                       -------    ------    ------    ------    ------
Less:
  Distributions from and in Excess of Net Investment
    Income...........................................      .23       .04       .14       .11       .19
  Distributions from and in Excess of Net Realized
    Gain.............................................     2.68       .18       -0-      2.35       .17
                                                       -------    ------    ------    ------    ------
Total Distributions..................................     2.91       .22       .14      2.46       .36
                                                       -------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...................  $ 11.50    $16.94    $13.21    $11.00    $11.66
                                                       =======    ======    ======    ======    ======

Total Return*........................................  -14.81%    30.06%    21.61%    15.85%    16.72%
Net Assets at End of the Period (In millions)........  $   3.2    $  4.3    $  3.4    $  3.0    $  2.5
Ratio of Expenses to Average Net Assets* (a).........    1.32%     1.20%     1.20%     1.20%     1.20%
Ratio of Net Investment Income to Average Net
  Assets*............................................     .20%      .42%      .79%      .76%      .27%
Portfolio Turnover...................................      49%        7%        3%      132%       94%
 * If certain expenses had not been voluntary assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a)..........    4.05%     4.84%     6.27%     6.78%     7.43%
Ratio of Net Investment Loss to Average Net Assets...   (2.53%)   (3.22%)   (4.28%)   (4.82%)   (5.96%)

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .12% for the year ended December 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Global Equity Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Portfolio commenced investment operations on July 3, 1995.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gain differs for financial reporting purposes and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2000 for federal income tax purposes, cost of long-term investments is $2,694,887; the aggregate gross unrealized appreciation is $739,241 and the aggregate gross unrealized depreciation is $307,619, resulting in net unrealized appreciation on long-term investments of $431,622.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Net permanent book and tax differences relating to currency losses totaling $532 were reclassified from accumulated net realized gain to accumulated undistributed net investment income. A permanent book and tax difference relating to non-deductible expenses totaling $810 was reclassified from accumulated undistributed net investment income to capital. Additionally, a permanent book and tax difference relating to gains from the sale of PFIC securities totaling $6,248 was reclassified from accumulated net realized gain to accumulated undistributed net investment income.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

G. EXPENSE REDUCTIONS During the year ended December 31, 2000, custody fees were reduced by $5,499 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................     1.00%
Next $500 million...........................................      .95%
Over $1 billion.............................................      .90%

    The Adviser has entered into a subadvisory agreement, dated April 1, 1997 with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. For these services, the Adviser pays 50% of its effective advisory fee to the Subadviser.

    For the year ended December 31, 2000, the Adviser voluntarily waived $41,804 of its investment advisory fees and assumed $72,229 of the Portfolio's other expenses. This waiver is voluntary in nature and can be modified or discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

December 31, 2000, the Portfolio recognized approximately $2,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $14,900. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $42,825 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the year ended December 31, 2000, share transactions were as follows:

Beginning Shares............................................     256,613
Sales.......................................................      73,047
Dividend Reinvestment.......................................      61,600
Repurchases.................................................    (113,180)
                                                              ----------
Ending Shares...............................................     278,080
                                                              ==========
Capital at 12/31/00.........................................  $2,772,587
                                                              ==========

    For the year ended December 31, 1999, share transactions were as follows:

Beginning Shares............................................     253,694
Sales.......................................................      53,999
Dividend Reinvestment.......................................       2,147
Repurchases.................................................     (53,227)
                                                              ----------
Ending Shares...............................................     256,613
                                                              ==========
Capital at 12/31/99.........................................  $2,597,427
                                                              ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,981,307 and $2,530,566 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio, foreign currency

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

exposure, or generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The following forward currency contracts were outstanding as of December 31, 2000:

                                                                          UNREALIZED
                                                              CURRENT    APPRECIATION/
                                                               VALUE     DEPRECIATION
Long Contracts:
  Australian Dollar,
    7,282 expiring 01/03/01.................................  $ 4,051       $   (29)
  Canadian Dollar,
    14,688 expiring 01/03/01................................    9,790           (40)
  Japanese Yen,
    2,861,566 expiring 01/05/01.............................   25,031          (116)
  Swiss Franc,
    13,228 expiring 01/04/01................................    8,161          (121)
  Euro Currency,
    99,573 expiring 01/03/01................................   93,499        (1,320)
    1,548 expiring 01/04/01.................................    1,453           (21)
  Pound Sterling,
    28,096 expiring 01/05/01................................   42,013          (166)
  Swedish Krona,
    21,589 expiring 01/03/01................................    2,287           (29)
  Singapore Dollar,
    2,687 expiring 01/03/01.................................    1,552            (1)
                                                                            -------
                                                                            $(1,843)
                                                                            =======

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Global Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Global Equity Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000 the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[SIG]

Chicago, Illinois
February 8, 2001

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
GLOBAL EQUITY PORTFOLIO

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISOR

MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1585 Broadway
New York, NY 10036

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2000. The Portfolio designated and paid $628,221 as a 20% rate gain distribution. Shareholders were sent a 2000 Form 1099-DIV in January 2001, representing their proportionate share of this capital gain distribution. For corporate shareholders 42% of the distributions qualify for the dividend received deductions.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

(C) Van Kampen Funds Inc., 2001. All rights reserved.

                                       Table of Contents

                                                OVERVIEW
                                 LETTER TO POLICYHOLDERS         1
                                       ECONOMIC SNAPSHOT         2

                                     PERFORMANCE SUMMARY
                                       RETURN HIGHLIGHTS         4
                          GROWTH OF A $10,000 INVESTMENT         5
                        Q&A WITH YOUR PORTFOLIO MANAGERS         6

                                          BY THE NUMBERS
                            YOUR PORTFOLIO'S INVESTMENTS         8
                                    FINANCIAL STATEMENTS        10
                           NOTES TO FINANCIAL STATEMENTS        15
                          REPORT OF INDEPENDENT AUDITORS        21

                                  VAN KAMPEN INVESTMENTS
                          THE VAN KAMPEN FAMILY OF FUNDS        22
              PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES        23

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

January 19, 2001

Dear Policyholder,
The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                                               CLASS I SHARES   CLASS II SHARES
---------------------------------------------------------------------------------------------------
One-year total return based on NAV(1)                               12.40%              N/A
---------------------------------------------------------------------------------------------------
Five-year total return based on NAV(1)                               5.72%              N/A
---------------------------------------------------------------------------------------------------
Ten-year total return based on NAV(1)                                6.94%              N/A
---------------------------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                               6.81%             .32%(2)
---------------------------------------------------------------------------------------------------
Commencement date                                                 04/07/86         12/15/00
---------------------------------------------------------------------------------------------------
SEC Yield(3)                                                         5.85%              N/A
---------------------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The return for Class II Shares includes Rule 12b-1 fees of up to .25%.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2) Class II Shares commenced operations on 12/15/00. This return represents cumulative total return from commencement to 12/31/00.

(3) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended December 31, 2000.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due on specific securities in the Portfolio, not to shares of the Portfolio.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

GROWTH OF A $10,000 INVESTMENT

(December 31, 1990--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                   LEHMAN BROTHERS MUTUAL FUND
                                                                                                    GOVERNMENT/MORTGAGE INDEX
                                                                                                 REFLECTS THE GENERAL PERFORMANCE
                                                                                                 OF U.S. GOVERNMENT AND MORTGAGE-
                                                                LIT--GOVERNMENT PORTFOLIO(+)            BACKED SECURITIES.*
                                                                ----------------------------     --------------------------------
12/90                                                                     10000.00                           10000.00
                                                                          10271.00                           10248.00
                                                                          10439.00                           10407.00
                                                                          11036.00                           10992.00
12/91                                                                     11623.00                           11546.00
                                                                          11467.00                           11381.00
                                                                          11859.00                           11833.00
                                                                          12221.00                           12334.00
12/92                                                                     12290.00                           12369.00
                                                                          12715.00                           12858.00
                                                                          13043.00                           13182.00
                                                                          13231.00                           13504.00
12/93                                                                     13256.00                           13516.00
                                                                          12728.00                           13142.00
                                                                          12546.00                           13018.00
                                                                          12596.00                           13093.00
12/94                                                                     12642.00                           13143.00
                                                                          13271.00                           13785.00
                                                                          13926.00                           14593.00
                                                                          14181.00                           14867.00
12/95                                                                     14812.00                           15482.00
                                                                          14482.00                           15231.00
                                                                          14492.00                           15321.00
                                                                          14710.00                           15599.00
12/96                                                                     15126.00                           16052.00
                                                                          14998.00                           15977.00
                                                                          15578.00                           16549.00
                                                                          16093.00                           17078.00
12/97                                                                     16580.00                           17584.00
                                                                          16822.00                           17858.00
                                                                          17197.00                           18265.00
                                                                          18155.00                           19065.00
12/98                                                                     18005.00                           19214.00
                                                                          17794.00                           19127.00
                                                                          17400.00                           18995.00
                                                                          17499.00                           19144.00
12/99                                                                     17400.00                           19109.00
                                                                          17897.00                           19581.00
                                                                          18149.00                           19951.00
                                                                          18675.00                           20548.00
12/00                                                                     19558.00                           21465.00

This chart compares your portfolio's performance to that of the Lehman Brothers Mutual Fund Government/Mortgage Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the Adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
* Lehman Brothers

(+) Confluence Technologies, Inc.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE
INVESTMENT TRUST--GOVERNMENT PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC
FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE PAST YEAR. THE TEAM IS LED BY TED V. MUNDY, PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE 2000, AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE PORTFOLIO'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   Treasury securities were the strongest sector
of the fixed-income markets this past year, aided by the government's decision to buy back long-term debt. The buyback involved primarily Treasuries with 20- to 30-year maturities, which created greater demand for long-term Treasury bonds, though it boosted Treasuries in general. By the end of the year, rising Treasury prices had widened the yield spread between Treasuries and corporate bonds to a 10-year high, and the spread relative to high-yield bonds was near an all-time high.

    At the same time, the Federal Reserve Board pushed short-term interest rates higher over the first half of the year, which contributed to an inversion of the Treasury market yield curve (that is, short-term rates were higher than long-term rates). At the peak of the inversion, the yield spread between 2-year notes and 30-year bonds was as high as 0.75 percent. The yield curve inversion eased over the second half of the year, so by year-end the curve shape was little changed from the beginning of the year. However, interest rates in general fell substantially during the year.

    Another factor contributing to the strong performance of Treasuries was the growing consumer uneasiness caused by steep declines and increasing volatility in the stock market, as well as a rising rate of defaults in the high-yield/high-risk and corporate bond markets. This uncertainty triggered a "flight to quality" as investors flocked to the relative safety and stability of the Treasury market.

    The mortgage market, which is made up of securities backed by mortgages issued and/or guaranteed by government agencies, such as the Federal National Mortgage Association (FNMA, or "Fannie Mae") and the Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac"), also lagged Treasuries throughout the year. Investors became wary when legislation was introduced in Congress aimed at controlling the ability of these government-sponsored enterprises to expand into new markets and to provide greater oversight of the risk they take in their mortgage portfolios.

    Then, in the second half of the year, declining interest rates increased the likelihood that these FNMA and FHLMC loans would be repaid early as more homeowners refinanced their mortgages. This "prepayment risk" weakened support for the mortgage sector.

    For the reporting period, the portfolio generated a total return of 12.40 percent. Total return based on net asset value (NAV) of Class I shares assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Total return does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the return included the effect of these additional charges, the return would have been lower. There are no sales charges or additional expenses included at the portfolio level. Of course, past performance is no guarantee of future results. As a result of recent market activity, current portfolio performance may vary from the figures shown. Performance of Class II shares will vary. By comparison, the Lehman Brothers Mutual Fund Government/Mortgage Index posted a total return of 12.29 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of U.S. government and mortgage-backed securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN MANAGING THE PORTFOLIO?

A   The portfolio was underweighted at the
short end of the maturity spectrum, which was a positive for performance. Because bond prices decrease when yields increase, longer-term securities outperformed shorter-term securities when the yield curve inverted.

    In mid to late summer, we rebalanced the portfolio between agency-issued mortgage securities and Treasury securities. This was also good for performance, as the portfolio had less reliance on mortgages and was positioned to benefit from the positive performance of Treasuries. Additionally, the portfolio was helped by its holdings in discount coupon mortgage securities.

    The portfolio's duration (a measure of its sensitivity to interest-rate changes) was kept neutral to its benchmark--the Lehman Brothers Mutual Fund Government/Mortgage Index, a strategy that moderated price declines during the rising interest-rate environment of the first half of 2000 but limited price gains when rates fell.

Q   WHAT IS YOUR OUTLOOK FOR THE MARKET
    AND THE PORTFOLIO IN THE MONTHS AHEAD?

A   We are cautiously optimistic as we move
into the new year, so we will maintain a neutral stance with regard to the portfolio's duration. While it's likely that the Federal Reserve Board (the Fed) will ease short-term interest rates in the first quarter of 2001, we believe the market has already priced several rate cuts into the market and has gotten ahead of itself in this respect. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.)

    If the Fed makes a series of rate cuts, the yield curve will probably steepen overall, with long-term rates and short-term rates returning to their normal relationship (that is, long rates higher than short rates). As rates decline, mortgage prepayment risk rises, but with the historically high level of additional yield already available in the mortgage sector, the risk/reward is slanted in favor of mortgages. Therefore we expect to keep a portion of the portfolio's assets invested in mortgage-backed securities.

    We also expect the government's Treasury buybacks to continue at the longer end of the maturity spectrum, which will add price support to longer-term Treasury securities by decreasing their supply.

    We anticipate that the economy's growth rate will slow, based on indicators such as job layoffs, rising unemployment claims, and a decline in spending and consumer confidence. The economy has been quite strong for some time now, so it's not unrealistic to expect a pullback.

    In general, we believe interest rates may move sideways or drift lower, and we expect the stock market to improve as investor pessimism gradually dissipates. When the market resumes a more positive track, we would expect to increase the portfolio's allocation to the mortgage sector to seek its inherent yield advantage.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                          MARKET
(000)     DESCRIPTION                                      COUPON           MATURITY             VALUE
          UNITED STATES GOVERNMENT AGENCY
          OBLIGATIONS  66.2%
$  900    Federal Home Loan Banks.........................  5.125%    09/15/03                $   888,552
    54    Federal Home Loan Mortgage Corp. CMO Floater....  5.910     09/15/23                     54,169
   901    Federal Home Loan Mortgage Corp. Gold 30 Year
          Pools...........................................  7.000     05/01/24 to 07/01/24        905,505
 2,116    Federal Home Loan Mortgage Corp. Gold 30 Year
          Pools...........................................  7.500     10/01/24 to 11/01/29      2,145,874
   109    Federal Home Loan Mortgage Corp. Gold 30 Year
          Pools...........................................  8.000     09/01/24 to 10/01/24        111,401
   900    Federal Home Loan Mortgage Corp. Pools..........  5.000     01/15/04                    884,439
 2,500    Federal Home Loan Mortgage Corp. Pools..........  5.750     07/15/03                  2,506,650
 2,859    Federal Home Loan Mortgage Corp. Pools..........  6.000     05/01/29 to 09/01/29      2,766,742
 2,347    Federal Home Loan Mortgage Corp. Pools..........  6.500     05/01/29 to 06/01/29      2,314,705
   791    Federal National Mortgage Association 15 Year
          Pools...........................................  6.500     11/01/13                    790,416
   152    Federal National Mortgage Association Pools.....  5.500     07/01/24 to 02/01/29        144,609
 1,400    Federal National Mortgage Association Pools.....  5.750     04/15/03 to 06/15/05      1,402,772
 3,462    Federal National Mortgage Association Pools.....  6.000     05/15/08 to 12/01/28      3,436,625
 1,550    Federal National Mortgage Association Pools.....  6.250     11/15/02 to 05/15/29      1,557,536
 3,449    Federal National Mortgage Association Pools.....  6.500     06/01/09 to 06/01/28      3,421,041
 1,780    Federal National Mortgage Association Pools.....  7.000     07/01/10 to 06/01/24      1,795,675
   200    Federal National Mortgage Association Pools.....  7.250     05/15/30                    227,676
   750    Federal National Mortgage Association Pools.....  7.300     05/25/10                    812,813
   241    Federal National Mortgage Association Pools.....  7.500     05/01/24 to 10/01/24        244,846
   200    Federal National Mortgage Association Pools.....  8.000     06/01/24 to 10/01/24        204,548
   326    Federal National Mortgage Association Pools..... 11.000     11/01/20                    353,759
 1,292    Government National Mortgage Association Pools..  6.500     05/15/23 to 03/15/29      1,278,630
 6,701    Government National Mortgage Association Pools..  7.000     04/15/23 to 04/15/29      6,733,811
   785    Government National Mortgage Association Pools..  7.500     12/15/21 to 06/15/24        799,782
   182    Government National Mortgage Association Pools..  8.000     05/15/17 to 01/15/23        186,609
   124    Government National Mortgage Association Pools..  8.500     04/15/17 to 07/15/17        128,934
   370    Government National Mortgage Association Pools..  9.500     06/15/09 to 10/15/09        389,415
    20    Government National Mortgage Association Pools.. 11.000     09/15/10 to 08/15/20         21,219
                                                                                              -----------

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS.........................................     36,508,753
                                                                                              -----------

          UNITED STATES TREASURY OBLIGATIONS  28.0%
 4,000    United States Treasury Bonds (a)................  6.000     02/15/26                  4,216,280
 1,000    United States Treasury Bonds....................  8.000     11/15/21                  1,294,000
 1,600    United States Treasury Bonds (a)................  8.125     08/15/19                  2,070,416
 1,250    United States Treasury Bonds (a)................  9.250     02/15/16                  1,726,437

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                                          MARKET
(000)     DESCRIPTION                                      COUPON           MATURITY             VALUE
          UNITED STATES TREASURY OBLIGATIONS--CONTINUED
$  200    United States Treasury Bonds....................  9.375%          02/15/06          $   238,004
   350    United States Treasury Bonds (a)................ 10.375           11/15/12              450,671
   200    United States Treasury Bonds.................... 10.750           08/15/05              245,542
   700    United States Treasury Bonds (a)................ 12.000           08/15/13              989,667
 1,000    United States Treasury Notes (a)................  5.500           02/15/08            1,019,380
   300    United States Treasury Notes....................  5.750           11/15/05              309,891
   800    United States Treasury Notes....................  6.500           03/31/02              810,400
 2,000    United States Treasury Notes (a)................  7.500           11/15/01            2,032,540
                                                                                              -----------
TOTAL UNITED STATES TREASURY OBLIGATIONS  28.0%...........................................     15,403,228
                                                                                              -----------
TOTAL LONG-TERM INVESTMENTS  94.2%
  (Cost $50,256,837)......................................................................     51,911,981

SHORT-TERM INVESTMENT  5.0%
U.S. GOVERNMENT AGENCY OBLIGATION
Federal Home Loan Mortgage Discount Note ($2,755,000 par, yielding 5.70%, 01/02/01 maturity) (a)
  (Cost $2,754,564).......................................................................      2,754,564
                                                                                              -----------

TOTAL INVESTMENTS  99.2%
  (Cost $53,011,401)......................................................................     54,666,545

OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%...............................................        456,288
                                                                                              -----------

NET ASSETS  100.0%........................................................................    $55,122,833
                                                                                              ===========

(a) Assets segregated as collateral for open forward and futures transactions.

CMO--Collateralized Mortgage Obligations

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $53,011,401)........................  $54,666,545
Cash........................................................        1,521
Interest Receivable.........................................      597,878
Other.......................................................       95,819
                                                              -----------
    Total Assets............................................   55,361,763
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       22,998
  Forward Commitments.......................................       19,710
  Distributor and Affiliates................................       12,429
  Portfolio Shares Repurchased..............................        4,553
  Variation Margin on Futures...............................          609
Trustees' Deferred Compensation and Retirement Plans........      133,863
Accrued Expenses............................................       44,768
                                                              -----------
    Total Liabilities.......................................      238,930
                                                              -----------
NET ASSETS..................................................  $55,122,833
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $59,830,060
Accumulated Undistributed Net Investment Income.............    3,180,439
Net Unrealized Appreciation.................................    1,765,058
Accumulated Net Realized Loss...............................   (9,652,724)
                                                              -----------
NET ASSETS..................................................  $55,122,833
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $55,121,830 and
    5,924,289 shares of beneficial interest issued and
    outstanding)............................................  $      9.30
                                                              ===========
  Class II Shares (Based on net assets of $1,003 and 108
    shares of beneficial interest issued and outstanding)...  $      9.31
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest Income.............................................  $ 3,565,662
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      263,853
Trustees' Fees and Related Expenses.........................       38,541
Accounting..................................................       32,577
Shareholder Reports.........................................       28,290
Custody.....................................................       11,593
Legal.......................................................        6,484
Distribution (12b-1) and Service Fees.......................          805
Other.......................................................       39,022
                                                              -----------
    Total Expenses..........................................      421,165
    Investment Advisory Fee Reduction.......................      101,002
    Less Credits Earned on Cash Balances....................        2,716
                                                              -----------
    Net Expenses............................................      317,447
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,248,215
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (389,537)
  Futures...................................................      390,942
  Forward Commitments.......................................     (274,407)
                                                              -----------
Net Realized Loss...........................................     (273,002)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,507,647)
                                                              -----------
  End of the Period:
    Investments.............................................    1,655,144
    Futures.................................................      129,624
    Forward Commitments.....................................      (19,710)
                                                              -----------
                                                                1,765,058
                                                              -----------
Net Unrealized Appreciation During the Period...............    3,272,705
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,999,703
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,247,918
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $  3,248,215         $  3,207,714
Net Realized Loss...........................................        (273,002)          (1,809,012)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       3,272,705           (3,350,440)
                                                                ------------         ------------
Change in Net Assets from Operations........................       6,247,918           (1,951,738)

Distributions from Net Investment Income--Class I Shares....      (3,304,902)          (2,745,022)
                                                                ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       2,943,016           (4,696,760)
                                                                ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       6,323,182            9,298,965
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       3,304,902            2,745,022
Cost of Shares Repurchased..................................     (10,777,565)         (11,077,541)
                                                                ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      (1,149,481)             966,446
                                                                ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................       1,793,535           (3,730,314)
NET ASSETS:
Beginning of the Period.....................................      53,329,298           57,059,612
                                                                ------------         ------------
End of the Period (Including accumulated undistributed net
  investment income of $3,180,439 and $3,221,466
  respectively).............................................    $ 55,122,833         $ 53,329,298
                                                                ============         ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED DECEMBER 31,
CLASS I SHARES                                             ---------------------------------------
                                                            2000     1999    1998    1997    1996
                                                           ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................  $ 8.82   $ 9.59   $8.92   $8.67   $9.06
                                                           ------   ------   -----   -----   -----
  Net Investment Income..................................     .56      .53     .52     .56     .57
  Net Realized and Unrealized Gain/Loss..................     .48     (.84)    .24     .23    (.39)
                                                           ------   ------   -----   -----   -----
Total from Investment Operations.........................    1.04     (.31)    .76     .79     .18
Less Distributions from and in Excess of Net Investment
  Income.................................................     .56      .46     .09     .54     .57
                                                           ------   ------   -----   -----   -----
NET ASSET VALUE, END OF THE PERIOD.......................  $ 9.30   $ 8.82   $9.59   $8.92   $8.67
                                                           ======   ======   =====   =====   =====

Total Return*............................................  12.40%   -3.36%   8.59%   9.61%   2.12%
Net Assets at End of the Period (In millions)............  $ 55.1   $ 53.3   $57.1   $52.6   $57.3
Ratio of Expenses to Average Net Assets*.................    .60%     .60%    .60%    .60%    .60%
Ratio of Net Investment Income to Average Net Assets*....   6.14%    5.92%   5.74%   6.51%   6.56%
Portfolio Turnover.......................................    180%      92%    107%    119%    143%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..................    .79%     .74%    .73%    .74%    .80%
Ratio of Net Investment Income to Average Net Assets.....   5.95%    5.78%   5.61%   6.37%   6.36%

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

CLASS II SHARES
                                                              DECEMBER 15, 2000
                                                              (COMMENCEMENT OF
                                                                 INVESTMENT
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $9.28
                                                                    -----
  Net Investment Income.....................................          .02
  Net Realized and Unrealized Gain..........................          .01
                                                                    -----
Total from Investment Operations............................          .03
                                                                    -----
NET ASSET VALUE, END OF THE PERIOD..........................        $9.31
                                                                    =====

Total Return (a)**..........................................         .32%*
Net Assets at End of the Period (In thousands)..............        $ 1.0
Ratio of Expenses to Average Net Assets**...................         .85%
Ratio of Net Investment Income to Average Net Assets**......        5.61%
Portfolio Turnover..........................................         180%
 * Non-annualized
** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        1.40%
Ratio of Net Investment Income to Average Net Assets........        5.06%

(a) This return includes Rule 12b-1 fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Government Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted over the expected life of each applicable security. Premiums are not amortized. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Portfolio currently does not amortize premiums on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Portfolio has not completed its analysis of the impact of this accounting change.

    The revised version of the Guide will also require paydown gains and losses on mortgage- and asset-backed securities to be presented as interest income. Currently, paydown gains and losses on mortgage- and asset-backed securities are shown as a component of realized gain/loss. Had the Portfolio adopted this policy in 2000, interest income would increase and realized gain/loss would decrease by $28,618.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $9,493,349 which will expire between December 31, 2002 and December 31, 2008. Net realized loss may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sale transactions, straddle positions and gains recognized for tax purposes on open futures positions at December 31, 2000.

    At December 31, 2000, for federal income tax purposes the cost of long-and short-term investments is $53,041,152, the aggregate gross unrealized appreciation is $1,742,334 and the aggregate gross unrealized depreciation is $116,941, resulting in net unrealized appreciation on long- and short-term investments of $1,625,393.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of future gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Net permanent book and tax differences relating to paydowns on mortgage-backed securities totaling $15,660 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent book and tax

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

difference totaling $117,213 relating to a portion of the capital loss carryforward which expired was reclassified from accumulated net realized loss to capital.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, custody fees were reduced by $2,716 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2000, the Adviser voluntarily waived $101,002 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $6,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $13,700, representing Van Kampen Investments Inc.'s. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $15,100. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $57,180 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $59,829,060 and $1,000 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................      732,707   $  6,322,182
  Class II..................................................          108          1,000
                                                              -----------   ------------
Total Sales.................................................      732,815   $  6,323,182
                                                              ===========   ============
Dividend Reinvestment:
  Class I...................................................      390,059   $  3,304,902
  Class II..................................................          -0-            -0-
                                                              -----------   ------------
Total Dividend Reinvestment.................................      390,059   $  3,304,902
                                                              ===========   ============
Repurchases:
  Class I...................................................   (1,245,955)  $(10,777,565)
  Class II..................................................          -0-            -0-
                                                              -----------   ------------
Total Repurchases...........................................   (1,245,955)  $(10,777,565)
                                                              ===========   ============

    At December 31, 1999, capital aggregated $61,096,754 for Class I. For the year ended December 31, 1999, transactions were as follows:

                                                                SHARES        VALUE
Sales:
  Class I...................................................   1,022,161   $  9,298,965

Dividend Reinvestment:
  Class I...................................................     305,002   $  2,745,022

Repurchases:
  Class I...................................................  (1,226,851)  $(11,077,541)

    At December 31, 2000, with the exception of Van Kampen's ownership of shares of the portfolio, five insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of the Portfolio.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $94,763,234 and $87,250,128, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In this instance, the recognition

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Portfolio.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 1999............................      81
Futures Opened..............................................     340
Futures Closed..............................................    (373)
                                                                ----
Outstanding at December 31, 2000............................      48
                                                                ====

    The futures contracts outstanding as of December 31, 2000, and the description and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                                          APPRECIATION/
                                                              CONTRACTS   DEPRECIATION
LONG CONTRACTS:
  5-year U.S. Treasury Note -- March 2001 (Current Notional
    Value $103,563 per contract)............................     19         $ 34,661
  10-year U.S. Treasury Note -- March 2001 (Current Notional
    Value $104,859 per contract)............................      4           12,546
  U.S. Treasury Bonds -- March 2001 (Current Notional Value
    $104,625 per contract)..................................     25           82,417
                                                                 --         --------
                                                                 48         $129,624
                                                                 ==         ========

B. FORWARD COMMITMENTS The Portfolio trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on forward commitments. The following forward commitments were outstanding as of December 31, 2000.

PAR                                                                                   UNREALIZED
AMOUNT                                                                   CURRENT     APPRECIATION/
(000)                             DESCRIPTION                             VALUE      DEPRECIATION
$1,000    Federal National Mortgage Association Pools, 6.50%..........  $  985,940     $ (7,190)
 4,000    Government National Mortgage Association Pools, 7.00%.......   4,017,520      (12,520)
                                                                                       --------
                                                                                       $(19,710)
                                                                                       --------

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by Federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Portfolio also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Government Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Government Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Chicago, Illinois
February 8, 2001

                     VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
GOVERNMENT PORTFOLIO

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

(C) Van Kampen Funds Inc., 2001. All rights reserved.

                                       Table of Contents

                                                OVERVIEW
                                 LETTER TO POLICYHOLDERS         1
                                       ECONOMIC SNAPSHOT         2

                                     PERFORMANCE SUMMARY
                        Q&A WITH YOUR PORTFOLIO MANAGERS         4

                                          BY THE NUMBERS
                            YOUR PORTFOLIO'S INVESTMENTS         6
                                    FINANCIAL STATEMENTS         7
                           NOTES TO FINANCIAL STATEMENTS        12
                          REPORT OF INDEPENDENT AUDITORS        15

                                  VAN KAMPEN INVESTMENTS
                          THE VAN KAMPEN FAMILY OF FUNDS        16
              PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES        17

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

January 19, 2001

Dear Policyholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                U.S. GROSS DOMESTIC PRODUCT
                                                                ---------------------------
Sep 98                                                                      3.80
Dec 98                                                                      5.90
Mar 99                                                                      3.50
Jun 99                                                                      2.50
Sep 99                                                                      5.70
Dec 99                                                                      8.30
Mar 00                                                                      4.80
Jun 00                                                                      5.60
Sep 00                                                                      2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE
INVESTMENT TRUST -- MONEY MARKET PORTFOLIO ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN OVER THE PAST FISCAL YEAR. THE TEAM IS LED BY MICHAEL BIRD, PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE AUGUST 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE PORTFOLIO'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM WITHIN THAT ENVIRONMENT?

A   The market during the first half of the
year was strongly influenced by the actions of the Federal Reserve Board. Concerned that an overheating economy could ignite inflation, the Fed pursued its policy of pushing key short-term interest rates higher, seeking to slow the economy's growth rate and keep inflation in check. During the reporting period, the Fed increased the federal funds rate three times, with the last hike--half a percentage point--coming in May of 2000. This pushed the federal funds rate to
6.50 percent, up from 5.50 percent at the start of the year. As a result, short-term yields trended higher during this period.

    The second half of the year brought signs that economic growth was starting to slow. Seeing this, investors reasoned that the Fed would have no need to continue raising interest rates, as inflation fears had eased. Subsequently, short-term yields started to level off and then drift lower, though they remained higher than they were at the start of 2000. In fact, between May 2000 and December 2000, rates on 9-month commercial paper fell nearly 1.2 percentage points, with more than half of this decline occurring in December alone.

    Unfortunately, by December, it was clear that the economy was slowing rapidly--perhaps too rapidly. Fears of a slowdown cast doubts on future corporate earnings and the ability of companies to repay their debt obligations.

    Amid heightened uncertainty about the economy, corporate earnings, and other technical and fundamental factors, bond investors traded up in quality over the course of the year, favoring the highest-rated, most liquid corporate bonds, commercial paper, and money market securities, or opting instead for U.S. Treasury securities. This sentiment, coupled with generally higher yields over the year as a whole, were positive developments for the portfolio.

    For the 12 months ended December 31, 2000, the portfolio's Class I shares posted a total return of 5.93 percent, and generated a seven-day average yield of 7.59 percent, up from 4.80 percent at the start of the reporting period. The portfolio's Class II shares (inception date December 15, 2000) posted a total return of 0.23 percent and a seven-day average yield of 5.62 percent as of the end of the period. Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. The returns for Class II shares include an annual 12b-1 fee of up to 0.25 percent. If the returns included the effect of these additional charges, or if the adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The expense waiver may be revised or terminated at any time, at which time yield and total return will decrease. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

Q   HOW DID YOU REACT TO THESE CONDITIONS
    IN MANAGING THE PORTFOLIO?

A   During the rising rate environment of the
year's first half, we kept the average maturity of the portfolio at approximately 35 to 40 days, slightly shorter than its typical level of about 45 to 50 days. During this period, a shorter average maturity made it easier for us to take advantage of rising rates. As the second half of the year progressed, we attempted to extend the portfolio's average maturity slightly, as we sought to lock in higher yields as rates drifted downward.

    We continued to limit the portfolio's holdings strictly to money market securities that are in the highest rating categories for credit quality (that is, those rated A1/P1 or higher by a nationally recognized rating agency). In general, these high-quality securities provided better liquidity at competitive yields compared to lesser-quality securities with lower ratings over the course of the year.

Q   HOW DID THE COMPOSITION OF THE
    PORTFOLIO REFLECT THESE STRATEGIES?

A   We invested roughly 65 percent of
the portfolio's net assets in high-quality commercial paper issued by highly rated corporations. We believe these securities tended to offer higher yields and solid value overall, and were generally widely available.

    Another 15 percent of the portfolio was invested in notes and certificates of deposit issued by highly rated banks and other financial institutions.

    The remaining 20 percent was invested
in repurchase agreements and government-agency securities, which tend to be highly liquid and allow us to move quickly to take advantage of investment opportunities that arise in the marketplace.

Q   WITH THE YEAR BEHIND US, WHAT IS YOUR
    OUTLOOK FOR THE MARKET OVER THE COMING MONTHS?

A   We would expect the Fed to ease short-
term rates in the near term, at least until the economy shows some signs of a rebound. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.)

    With this in mind, we expect to position the portfolio defensively, maintaining our focus on high-quality securities and keeping the portfolio's average maturity neutral or slightly longer. This should enable the portfolio to lock in more favorable yields for a longer period if the Fed pushes short-term interest rates significantly lower in the early stages of 2001. Of course, all of our investment decisions will be made with the portfolio's objectives of protection of capital and high current income as our ultimate goal.

An investment in a money market fund is not insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money markets seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The portfolio is offered through a variable insurance contract.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGE DETAILS YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR                                                                        YIELD ON
AMOUNT                                                          MATURITY   DATE OF        AMORTIZED
(000)    DESCRIPTION                                              DATE     PURCHASE         COST
         COMMERCIAL PAPER  64.8%
$1,000   American Express Credit Corp. .......................  03/12/01    6.470%       $   987,750
 1,000   American General Finance Corp. ......................  02/12/01    6.634            992,428
 1,000   Associates Corp. of North America....................  02/06/01    6.668            993,470
 1,000   Bank of Nova Scotia..................................  02/20/01    6.540            991,125
 1,400   BMW US Capital Corp. ................................  01/02/01    6.595          1,399,747
 1,000   Chevron UK Investment, PLC...........................  01/22/01    6.670            996,179
 1,000   CIT Group Holdings, Inc. ............................  02/08/01    6.650            993,128
 1,000   Citicorp.............................................  02/05/01    6.626            993,690
 1,000   Coca-Cola Co. .......................................  03/09/01    6.623            987,996
 1,000   DaimlerChrysler, AG..................................  01/29/01    6.709            994,882
 1,000   Ford Motor Credit Co. ...............................  01/26/01    6.644            995,472
 1,000   General Electric Capital Corp. ......................  01/17/01    6.695            997,076
 1,000   General Motors Acceptance Corp. .....................  01/17/01    6.644            997,098
 1,000   IBM Credit Corp. ....................................  01/30/01    6.608            994,780
 1,000   Merrill Lynch & Co., Inc. ...........................  01/31/01    6.681            994,542
 1,000   Metropolitan Life Insurance Co. .....................  02/14/01    6.626            992,080
 1,000   Prudential Funding Corp. ............................  04/06/01    6.446            983,507
 1,000   UBS, AG..............................................  02/20/01    6.613            991,028
 1,000   Wells Fargo & Co. ...................................  02/02/01    6.684            994,178
                                                                                         -----------
         TOTAL COMMERCIAL PAPER....................................................       19,270,156
                                                                                         -----------
         CERTIFICATES OF DEPOSIT  15.1%
 1,000   Bank of America......................................  03/15/01    6.647          1,000,000
 1,000   Banq Nationale Paris.................................  01/12/01    6.859          1,000,000
   500   Commerzbank, AG......................................  05/25/01    7.391            499,868
 1,000   Dresdner Bank, AG....................................  03/19/01    6.677          1,000,021
 1,000   Societe Generale North America, Inc. ................  06/11/01    6.390          1,000,000
                                                                                         -----------
         TOTAL CERTIFICATES OF DEPOSIT.............................................        4,499,889
                                                                                         -----------
         U.S. GOVERNMENT AGENCY OBLIGATIONS  6.6%
 1,000   Federal National Mortgage Association Discount
         Note.................................................  04/26/01    6.490            979,971
 1,000   Student Loan Marketing Association Term Note.........  07/26/01    6.427          1,000,232
                                                                                         -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..................................        1,980,203
                                                                                         -----------
         REPURCHASE AGREEMENT  13.0%
         Bank of America Securities ($3,866,000 par collateralized by U.S.
         Government obligations in a pooled cash account, dated 12/29/00 to be sold
         on 01/02/01 at $3,868,749)................................................        3,866,000
                                                                                         -----------
TOTAL INVESTMENTS  99.5%...........................................................       29,616,248
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%........................................          136,173
                                                                                         -----------

NET ASSETS  100.0%.................................................................      $29,752,421
                                                                                         ===========

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments, at amortized cost which approximates
  market, including repurchase agreements of $3,866,000.....  $29,616,248
Cash........................................................        8,533
Receivables:
  Interest..................................................      100,834
  Portfolio Shares Sold.....................................       95,285
  Expense Reimbursement by Adviser..........................       19,838
Other.......................................................       91,609
                                                              -----------
    Total Assets............................................   29,932,347
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       34,886
  Distributor and Affiliates................................        2,574
Trustees' Deferred Compensation and Retirement Plans........      129,533
Accrued Expenses............................................       12,933
                                                              -----------
    Total Liabilities.......................................      179,926
                                                              -----------
NET ASSETS..................................................  $29,752,421
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $29,752,446
Accumulated Distributions in Excess of Net Investment
  Income....................................................          (25)
                                                              -----------
Net Assets..................................................  $29,752,421
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
Class I Shares (Based on net assets of $29,747,905 and
  29,747,930 shares of beneficial interest issued and
  outstanding)..............................................  $      1.00
                                                              ===========
Class II Shares (Based on net assets of $4,516 and 4,516
  shares of beneficial interest issued and outstanding).....  $      1.00
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $1,872,510
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     147,144
Trustees' Fees and Related Expenses.........................      36,464
Shareholder Reports.........................................      27,446
Audit.......................................................      19,181
Shareholder Services........................................      18,220
Accounting..................................................      17,478
Custody.....................................................      12,832
Legal.......................................................       4,107
Other.......................................................       3,624
                                                              ----------
    Total Expenses..........................................     286,496
    Investment Advisory Fee Reduction.......................     105,992
    Less Credits Earned on Cash Balances....................       3,931
                                                              ----------
    Net Expenses............................................     176,573
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,695,937
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,695,937
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $  1,695,937         $  1,331,865
                                                                ------------         ------------

Distributions from Net Investment Income*...................      (1,695,937)          (1,331,826)
Distributions in Excess of Net Investment Income*...........             (25)                 -0-
                                                                ------------         ------------
Distributions from and in Excess of Net Investment
  Income*...................................................      (1,695,962)          (1,331,826)
                                                                ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........             (25)                  39
                                                                ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      34,278,493           36,672,632
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       1,695,962            1,341,788
Cost of Shares Repurchased..................................     (39,516,256)         (31,429,889)
                                                                ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      (3,541,801)           6,584,531
                                                                ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................      (3,541,826)           6,584,570
NET ASSETS:
Beginning of the Period.....................................      33,294,247           26,709,677
                                                                ------------         ------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $25 and $0,
  respectively).............................................    $ 29,752,421         $ 33,294,247
                                                                ============         ============

* Distributions by Class:
------------------------------------------------------------

Distributions from and in Excess of Net Investment Income:
  Class I Shares............................................    $ (1,695,957)        $ (1,331,826)
  Class II Shares...........................................              (5)                 -0-
                                                                ------------         ------------
                                                                $ (1,695,962)        $ (1,331,826)
                                                                ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                     YEAR ENDED DECEMBER 31,
CLASS I SHARES                                                -------------------------------------
                                                              2000    1999    1998    1997    1996
                                                              -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $1.00   $1.00   $1.00   $1.00   $1.00
                                                              -----   -----   -----   -----   -----
  Net Investment Income.....................................    .06     .05     .05     .05     .05
  Less Distributions from Net Investment Income.............    .06     .05     .05     .05     .05
                                                              -----   -----   -----   -----   -----
NET ASSET VALUE, END OF THE PERIOD..........................  $1.00   $1.00   $1.00   $1.00   $1.00
                                                              =====   =====   =====   =====   =====

Total Return*...............................................  5.93%   4.63%   5.02%   5.06%   4.89%
Net Assets at End of the Period (In millions)...............  $29.7   $33.3   $26.7   $19.7   $19.6
Ratio of Expenses to Average Net Assets* (a)................   .61%    .62%    .60%    .60%    .60%
Ratio of Net Investment Income to Average Net Assets*.......  5.76%   4.56%   4.88%   4.95%   4.78%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a).................   .97%    .93%    .99%    .98%   1.29%
Ratio of Net Investment Income to Average Net Assets........  5.40%   4.25%   4.49%   4.57%   4.10%

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the years ended December 31, 2000 and 1999, respectively.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              DECEMBER 15, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
CLASS II SHARES                                                OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $1.00
                                                                    -----
  Net Investment Income.....................................          .00(a)
  Less Distributions from Net Investment Income.............          .00(a)
                                                                    -----
NET ASSET VALUE, END OF THE PERIOD..........................        $1.00
                                                                    =====
Total Return* (b)...........................................         .23%**
Net Assets at End of the Period (In thousands)..............        $ 4.5
Ratio of Expenses to Average Net Assets* (c)................         .86%
Ratio of Net Investment Income to Average Net Assets*.......        6.85%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c).................        1.63%
Ratio of Net Investment Income to Average Net Assets........        6.08%

** Non-annualized

(a) Net Investment Income and Distributions from Net Investment Income are less than $.01 per share.

(b) This return includes Rule 12b-1 fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost, any discount is accreted, and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,790, which will expire between December 31, 2003 and December 31, 2008.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares income dividends each business day payable monthly. Net realized gains, if any, are distributed annually. All dividend and capital gains distributions of the Portfolio are automatically reinvested.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    Due to inherent differences in the recognition of certain expenses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Portfolio's custody fee was reduced by $3,931 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2000, was .50%.

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares.

    For the year ended December 31, 2000, the Adviser voluntarily waived $105,992 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $4,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $12,700, representing Van Kampen Investments Inc.'s. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of the accounting expense in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2000, the Portfolio recognized expenses of approximately $16,500. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $53,918 are included in "Other

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $29,747,930 and $4,516 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................   34,273,982   $ 34,273,982
  Class II..................................................        4,511          4,511
                                                              -----------   ------------
Total Sales.................................................   34,278,493   $ 34,278,493
                                                              ===========   ============
Dividend Reinvestment:
  Class I...................................................    1,695,957   $  1,695,957
  Class II..................................................            5              5
                                                              -----------   ------------
Total Dividend Reinvestment.................................    1,695,962   $  1,695,962
                                                              ===========   ============
Repurchases:
  Class I...................................................  (39,516,256)  $(39,516,256)
  Class II..................................................          -0-            -0-
                                                              -----------   ------------
Total Repurchases...........................................  (39,516,256)  $(39,516,256)
                                                              ===========   ============

    At December 31, 1999, capital aggregated $33,294,247 for Class I Shares. For the year ended December 31, 1999, Class I transactions were as follows:

                                                                SHARES         VALUE
Sales.......................................................   36,672,632   $ 36,672,632
Dividend Reinvestment.......................................    1,341,788   $  1,341,788
Repurchases.................................................  (31,429,889)  $(31,429,889)

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of

Van Kampen Life Investment Trust Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Portfolio for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
February 8, 2001

                     VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
   Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST MONEY
MARKET PORTFOLIO

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH, III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64141-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the 1940 Act, as amended.

(C) Van Kampen Funds Inc. 2001 All rights reserved.

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                       GROWTH OF A $10,000 INVESTMENT       5
                     Q&A WITH YOUR PORTFOLIO MANAGERS       6

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       8
                                 FINANCIAL STATEMENTS      10
                        NOTES TO FINANCIAL STATEMENTS      14
                       REPORT OF INDEPENDENT AUDITORS      17

                               VAN KAMPEN INVESTMENTS
                       THE VAN KAMPEN FAMILY OF FUNDS      18
           PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES      19

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

Our generations of money-management experience may help you pursue life's true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

January 19, 2001

Dear Policyholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                U.S. GROSS DOMESTIC PRODUCT
                                                                ---------------------------
Sep 98                                                                      3.80
Dec 98                                                                      5.90
Mar 99                                                                      3.50
Jun 99                                                                      2.50
Sep 99                                                                      5.70
Dec 99                                                                      8.30
Mar 00                                                                      4.80
Jun 00                                                                      5.60
Sep 00                                                                      2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

---------------------------------------------------------------------------
Since inception total return based on NAV(1)                    -41.80%
---------------------------------------------------------------------------
Commencement date                                              09/25/00
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sales of all shares at the end of the period, all at NAV. These returns include Rule 12b-1 fees of up to .25%.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

GROWTH OF A $10,000 INVESTMENT

(September 25, 2000--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                  PACIFIC STOCK EXCHANGE (PSE)
                                                                                                  TECHNOLOGY INDEX IS A PRICE-
                                                                                                WEIGHTED, UNMANAGED, BROAD-BASE
                                                                                                INDEX COMPOSED OF 100 LISTED AND
                                                                                               OVER-THE-COUNTER TECHNOLOGY STOCKS
                                                               LIT--TECHNOLOGY PORTFOLIO+        FROM 15 DIFFERENT INDUSTRIES.*
                                                               --------------------------      ----------------------------------
9/25/00                                                                 10000.00                            10000.00
10/00                                                                    7830.00                             9175.16
11/00                                                                    5310.00                             7668.84
12/00                                                                    5820.00                             7692.00

This chart compares your portfolio's performance to that of the Pacific Stock Exchange (PSE) Technology Index over time.

This index is an unmanaged, broad-based, statistical composite and its returns do not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class II shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the Adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The returns include 12b-1 fees of up to 0.25%. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
(+) Confluence Technologies, Inc.
* Bloomberg

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE
INVESTMENT TRUST--TECHNOLOGY PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC
FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE PERIOD SINCE ITS INCEPTION ON SEPTEMBER 25, 2000, THROUGH
DECEMBER 31, 2000. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DAVID WALKER, WHO HAVE MANAGED THE PORTFOLIO SINCE ITS INCEPTION. LEWIS HAS 21 YEARS OF EXPERIENCE IN THE INVESTMENT INDUSTRY, AND WALKER HAS 10 YEARS OF EXPERIENCE. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE, JANET LUBY, AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q  HOW WOULD YOU CHARACTERIZE THE
   MARKET CONDITIONS SINCE THE PORTFOLIO COMMENCED OPERATIONS ON SEPTEMBER 25, 2000?

A   The portfolio launched at a volatile time.
The stock market remained extremely turbulent and technology stocks encountered particularly severe pressure. Investors became very jittery about the high price tags on many stocks and dealt sharp blows to stocks that fell short of expectations. Entire industry groups were often taken down by the negative news of one company. When blue-chip technology companies such as IBM, Microsoft, Dell, and Compaq reported earnings disappointments, a dark cloud overshadowed the entire technology sector. Panicked investors began selling technology stocks to lock in profits and avoid further losses, and fears of a recession added fuel to the fire. The Federal Reserve Board policy remained unaccommodating--as the interest-rate increases from earlier in 2000 slowed the economy, the markets did not react well.

Q   HOW DID THE PORTFOLIO PERFORM IN THIS
    DIFFICULT ENVIRONMENT?

A   Technology suffered across most industries during the period and, as a result, the portfolio returned -41.80 percent in the period since the portfolio's inception through December 31, 2000. (Total return based on net asset value (NAV) of Class II shares assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. These returns include 12b-1 fees of up to 0.25 percent. Total returns do not include any charges or expenses imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The expense waiver may be revised or terminated at any time, at which time yield and total return will decrease.) As a result of recent market activity, current performance may vary from the figures shown. Past performance is no guarantee of future results. By comparison, the Pacific Stock Exchange (PSE) Technology Index returned -23.08 percent for the same period. The PSE Technology Index is a price-weighted, unmanaged, broad-based index composed of 100 listed and over-the-counter technology stocks from 15 different industries. This index is a technical composite, and its returns do not include commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

    We encourage shareholders to maintain a long-term focus. Volatility will always be a risk of technology-stock investing that shareholders should consider. The fourth quarter of 2000 was a challenging time for the overall market, but it has not changed our positive view on the long-term growth potential of technology stocks.

Q   HOW DID YOU SELECT TECHNOLOGY STOCKS
    IN THESE MARKET CONDITIONS?

A   The portfolio's investment policy defines
technology companies as companies that, according to our research, rely extensively on technology, science, or communications in their product development or operations. This flexibility helped mitigate some of the damage caused by the portfolio's technology holdings.

Q   DID YOU HOLD A LOT OF "CRASH-AND-BURN"
    DOT-COM STOCKS?

A   During the period, we looked for
companies involved in building infrastructure--such as networks, software, components, and storage. The portfolio's top-performing stock for the period, Emulex, represents the Internet infrastructure industry. Emulex is involved with next-generation storage architecture.

Q   WERE THERE OTHER BRIGHT SPOTS FOR THE
    PORTFOLIO? WHICH STOCKS FELL SHORT OF YOUR EXPECTATIONS?

A   We found attractive health-care companies
that met the portfolio's investment criteria. Health-care companies have benefited from an improvement in the industry environment, and investors renewed their interest in stocks in this sector. In addition, fears of a slowing economy appear to have caused many investors to search for more stable, slower growing stocks like health-care stocks rather than the more aggressive stocks that may have previously enjoyed the limelight.

    In fact, some of the portfolio's health-care holdings were among its top performers. King Pharmaceuticals benefited from a recent industry conference that showcased favorable data on the company's hypertension and heart disease drug. Alza is a pharmaceutical company that has an attention deficit hyperactivity disorder drug that competes very well with the top-selling brand Ritalin. Also, on the upside, laboratory company Quest Diagnostics profited thanks to increased demand from hospitals that chose to outsource diagnostic tests.

    Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.

    Many of the worst performers were technology holdings that did well earlier in the year but suffered from the market's frenzy to preserve those gains. Extreme Networks (eliminated from the portfolio during the period), Juniper Networks, Ariba, Corning, and SDL were among the stocks that hindered overall portfolio gains.

Q   WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?

A   We are cautiously optimistic for the first
half of 2001 and excited about the prospects for the second half. We anticipate that the first half of 2001 will be challenging for all investors as the market figures out how to respond to the Federal Reserve Board's policy. If the Fed decides to ease interest rates in the upcoming months, we believe that it may take about six months to see the effects ripple across the market. [Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.]

    In addition, given the cloud of negative sentiment currently surrounding technology stocks, we anticipate that few technology companies can shine in the short term. The sector may be volatile as technology products and services continue to evolve, but we are optimistic about its growth prospects over the long term.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                        MARKET
DESCRIPTION                                                   SHARES    VALUE
COMMON STOCKS  97.2%
APPLICATION SOFTWARE  16.0%
Ariba, Inc. (a).............................................   130     $  6,971
BEA Systems, Inc. (a).......................................   365       24,569
i2 Technologies, Inc. (a)...................................   300       16,312
Interwoven, Inc. (a)........................................   275       18,133
Manugistics Group, Inc. (a).................................   240       13,680
Siebel Systems, Inc. (a)....................................   200       13,525
                                                                       --------
                                                                         93,190
                                                                       --------
BIOTECHNOLOGY  5.1%
Gilead Sciences, Inc. (a)...................................    30        2,488
IDEC Pharmaceuticals Corp. (a)..............................   110       20,852
Invitrogen Corp. (a)........................................    70        6,046
                                                                       --------
                                                                         29,386
                                                                       --------
COMPUTER HARDWARE  3.2%
NetIQ Corp. (a).............................................   185       16,164
Palm, Inc. (a)..............................................    80        2,265
                                                                       --------
                                                                         18,429
                                                                       --------
COMPUTER STORAGE & PERIPHERALS  6.8%
EMC Corp. (a)...............................................   170       11,305
Emulex Corp. (a)............................................   350       27,978
                                                                       --------
                                                                         39,283
                                                                       --------
ELECTRICAL COMPONENTS & EQUIPMENT  0.7%
Power-One, Inc. (a).........................................   100        3,931
                                                                       --------

ELECTRONIC EQUIPMENT & INSTRUMENTS  12.1%
Applied Micro Circuits Corp. (a)............................   420       31,520
Broadcom Corp. (a)..........................................    30        2,520
Newport Corp................................................   220       17,294
SDL, Inc. (a)...............................................   130       19,264
                                                                       --------
                                                                         70,598
                                                                       --------
HEALTH CARE DISTRIBUTORS & SERVICES  0.6%
Express Scripts, Inc. (a)...................................    35        3,579
                                                                       --------

HEALTH CARE FACILITIES  6.2%
HCA-The Healthcare Co.......................................    50        2,200
Laboratory Corp. of America Hldgs (a).......................    30        5,280
Quest Diagnostics, Inc. (a).................................    55        7,810
Tenet Healthcare Corp. (a)..................................   175        7,777
Universal Health Services, Inc. (a).........................   115       12,851
                                                                       --------
                                                                         35,918
                                                                       --------
HEALTH CARE SUPPLIES  1.7%
Allergan, Inc. .............................................   100        9,681
                                                                       --------
IT CONSULTING & SERVICES  4.1%
Check Point Software Technologies Ltd. (a)..................   180       24,041
                                                                       --------
MANAGED HEALTH CARE  0.9%
UnitedHealth Group, Inc.....................................    90        5,524
                                                                       --------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                        MARKET
DESCRIPTION                                                   SHARES    VALUE
NETWORKING EQUIPMENT  12.1%
Brocade Communications Systems, Inc. (a)....................   380     $ 34,889
Juniper Networks, Inc. (a)..................................   280       35,297
                                                                       --------
                                                                         70,186
                                                                       --------
PHARMACEUTICALS  12.6%
ALZA Corp. (a)..............................................   415       17,637
CIMA Labs, Inc. (a).........................................    40        2,602
Forest Laboratories, Inc. (a)...............................   130       17,274
IVAX Corp. (a)..............................................   195        7,469
King Pharmaceuticals, Inc. (a)..............................   380       19,641
Teva Pharmaceutical Industries Ltd.--ADR (Israel)...........   120        8,790
                                                                       --------
                                                                         73,413
                                                                       --------
SEMICONDUCTORS  2.8%
PMC-Sierra, Inc. (a)........................................    35        2,752
QLogic Corp. (a)............................................   140       10,780
TriQuint Semiconductor, Inc. (a)............................    70        3,058
                                                                       --------
                                                                         16,590
                                                                       --------
SYSTEMS SOFTWARE  4.1%
Adobe Systems, Inc..........................................    70        4,073
Informatica Corp. (a).......................................    60        2,374
Mercury Interactive Corp. (a)...............................    30        2,708
Micromuse, Inc. (a).........................................   100        6,036
VERITAS Software Corp. (a)..................................   100        8,750
                                                                       --------
                                                                         23,941
                                                                       --------
TELECOMMUNICATIONS EQUIPMENT  8.2%
CIENA Corp. (a).............................................   170       13,813
Comverse Technology, Inc. (a)...............................    30        3,259
Corning, Inc................................................   370       19,541
QUALCOMM, Inc. (a)..........................................    80        6,575
Research in Motion Ltd. (Canada) (a)........................    30        2,400
Tellabs, Inc. (a)...........................................    35        1,978
                                                                       --------
                                                                         47,566
                                                                       --------

TOTAL LONG-TERM INVESTMENTS  97.2%
  (Cost $742,352)...................................................    565,256
                                                                       --------

REPURCHASE AGREEMENTS  4.6%
Goldman Sachs ($27,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $27,018) (Cost $27,000)...............................     27,000
                                                                       --------

TOTAL INVESTMENTS  101.8%
  (Cost $769,352)...................................................    592,256

LIABILITIES IN EXCESS OF OTHER ASSETS (1.8%)........................    (10,658)
                                                                       --------

NET ASSETS 100.0%...................................................   $581,598
                                                                       ========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $769,352)...........................  $ 592,256
Cash........................................................         34
Receivables:
  Expense Reimbursement by Adviser..........................     33,051
  Interest..................................................         13
  Dividends.................................................          2
Other.......................................................      1,339
                                                              ---------
    Total Assets............................................    626,695
                                                              ---------
LIABILITIES:
Payables:
  Investments Purchased.....................................      7,000
  Distributor and Affiliates................................      3,572
Accrued Expenses............................................     30,861
Trustees' Deferred Compensation and Retirement Plans........      3,664
                                                              ---------
    Total Liabilities.......................................     45,097
                                                              ---------
NET ASSETS..................................................  $ 581,598
                                                              =========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 983,062
Accumulated Undistributed Net Investment Income.............     15,263
Net Unrealized Depreciation.................................   (177,096)
Accumulated Net Realized Loss...............................   (239,631)
                                                              ---------
NET ASSETS..................................................  $ 581,598
                                                              =========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $581,598 and 100,000 shares of
  beneficial interest issued and outstanding)...............  $    5.82
                                                              =========

                                               See Notes to Financial Statements

Statement of Operations
For the Period September 25, 2000 (Commencement of Investment Operations) through December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $     979
Dividends (Net of foreign withholding taxes of $2)..........         35
                                                              ---------
    Total Income............................................      1,014
                                                              ---------
EXPENSES:
Audit.......................................................     14,151
Shareholder Reports.........................................     13,768
Trustees' Fees and Related Expenses.........................      4,745
Shareholder Services........................................      4,285
Custody.....................................................      3,261
Investment Advisory Fee.....................................      1,717
Legal.......................................................        671
Distribution (12b-1) and Service Fees.......................        477
Other.......................................................      2,074
                                                              ---------
    Total Expenses..........................................     45,149
    Expense Reduction ($1,717 Investment Advisory Fees and
     $40,743 Other).........................................     42,460
                                                              ---------
    Net Expenses............................................      2,689
                                                              ---------
NET INVESTMENT LOSS.........................................  $  (1,675)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(239,631)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................          0
  End of the Period.........................................   (177,096)
                                                              ---------
Net Unrealized Depreciation During the Period...............   (177,096)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(416,727)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(418,402)
                                                              =========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period September 25, 2000 (Commencement of Investment Operations) through December 31, 2000


FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................     $   (1,675)
Net Realized Loss...........................................       (239,631)
Net Unrealized Depreciation During the Period...............       (177,096)
                                                                 ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (418,402)
                                                                 ----------

NET ASSETS:
Total Decrease in Net Assets................................       (418,402)
Beginning of the Period.....................................      1,000,000
                                                                 ----------
End of the Period (Including accumulated undistributed net
  investment income of $15,263).............................     $  581,598
                                                                 ==========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SEPTEMBER 25, 2000
                                                             (COMMENCEMENT OF
                                                             INVESTMENT
                                                             OPERATIONS) TO
                                                             DECEMBER 31, 2000
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $ 10.00
                                                                  -------
  Net Investment Loss.......................................         (.02)
  Net Realized and Unrealized Loss..........................        (4.16)
                                                                  -------
Total from Investment Operations............................        (4.18)
                                                                  -------
NET ASSET VALUE, END OF THE PERIOD..........................      $  5.82
                                                                  =======

Total Return* (a)...........................................      -41.80%**
Net Assets at End of the Period (In millions)...............      $    .6
Ratio of Expenses to Average Net Assets*....................        1.41%
Ratio of Net Investment Loss to Average Net Assets*.........        (.88%)
Portfolio Turnover..........................................          65%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................       18.17%
Ratio of Net Investment Loss to Average Net Assets..........      (17.64%)

** Non-annualized

(a) These returns include Rule 12b-1 fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Technology Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware Business Unit, and is registered as an open-end management investment company, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in a portfolio of common stocks of companies which rely extensively on technology, science or communications in their product development or operations. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $54,860 which will expire on December 31, 2008.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and as a result of post October 31 losses which are not recognized for tax purposes until the first day following the fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $795,082, the aggregate gross unrealized appreciation is $16,396 and the aggregate gross unrealized depreciation is $219,222, resulting in net unrealized depreciation on long- and short-term investments of $202,826.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income and expenses under accounting principles generally accepted in the United States of America and for federal income tax purposes, the amount of distributable net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference relating to nondeductible expenses totaling $16,938 has been reclassified to capital from accumulated net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follows.

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .90%
Next $500 million...........................................     .85%
Over $1 billion.............................................     .80%

    For the period ended December 31, 2000, the Adviser voluntarily waived $1,717 of its investment advisory fees and assumed $40,743 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the period ended December 31, 2000, the Portfolio recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which the trustee of the Portfolio is an affiliated person. All of this expense has been assumed by Van Kampen.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the period ended December 31, 2000, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the period ended December 31, 2000, the Portfolio recognized expenses of approximately $4,000. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $1,339 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 2000, Van Kampen owned all 100,000 shares of the Portfolio.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,438,856 and $456,873, respectively.

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Included in these fees for the period ended December 31, 2000, are payments retained by Van Kampen of approximately $300.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Technology Portfolio

We have audited the accompanying statement of assets and liabilities including the portfolio of investments of the Van Kampen Life Investment Trust Technology Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and the financial highlights for the period from September 25, 2000 (commencement of investment operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

[/s/ Ernst & Young LLP]

Chicago, Illinois
February 8, 2001

                     VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
TECHNOLOGY PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the 1940 Act, as amended.

(C)  Van Kampen Funds Inc. 2001 All rights reserved.

                                       Table of Contents

                                                OVERVIEW
                                 LETTER TO POLICYHOLDERS         1
                                       ECONOMIC SNAPSHOT         2

                                     PERFORMANCE SUMMARY
                                       RETURN HIGHLIGHTS         4
                          GROWTH OF A $10,000 INVESTMENT         5
                        Q&A WITH YOUR PORTFOLIO MANAGERS         6

                                          BY THE NUMBERS
                            YOUR PORTFOLIO'S INVESTMENTS         9
                                    FINANCIAL STATEMENTS        13
                           NOTES TO FINANCIAL STATEMENTS        17
                          REPORT OF INDEPENDENT AUDITORS        20

              PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES        21

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

January 19, 2001
Dear Policyholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                U.S. GROSS DOMESTIC PRODUCT
                                                                ---------------------------
Sep 98                                                                      3.80
Dec 98                                                                      5.90
Mar 99                                                                      3.50
Jun 99                                                                      2.50
Sep 99                                                                      5.70
Dec 99                                                                      8.30
Mar 00                                                                      4.80
Jun 00                                                                      5.60
Sep 00                                                                      2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
CLASS II SHARES

(as of December 31, 2000)

---------------------------------------------------------------------------
Since inception total return based on NAV(1)                    -25.40%
---------------------------------------------------------------------------
Commencement date                                              09/25/00
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. This return includes Rule 12b-1 fees of up to .25%.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

GROWTH OF A $10,000 INVESTMENT

(September 25, 2000--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                         Russell 2500(R) Growth
                                                                                                           Index measures the
                                                                                                          performance of those
                                                                             RUSSELL 2000(R) Index     Russell 2500(R) companies
                                                                             reflects the general      with higher price-to-book
                                                LIT--AGGRESSIVE GROWTH     performance of small-cap        ratios and higher
                                                      PORTFOLIO*                   stocks.+            forecasted growth values.+
                                                ----------------------     ------------------------    --------------------------
9/25/00                                                10000.00                    10000.00                     10000.00
10/00                                                   8510.00                     9554.00                      9382.00
11/00                                                   6630.00                     8573.00                      7595.00
12/00                                                   7460.00                     8391.00                      8066.00

This chart compares your portfolio's performance to that of the Russell 2000(R) Index and the Russell 2500(R) Growth Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class II shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the Adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
* Confluence Technologies, Inc.
(+) Bloomberg

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--AGGRESSIVE GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE PERIOD SINCE ITS COMMENCEMENT OF OPERATIONS ON SEPTEMBER 25, 2000, THROUGH DECEMBER 31, 2000. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DUDLEY BRICKHOUSE, WHO HAVE MANAGED THE PORTFOLIO SINCE ITS INCEPTION. LEWIS HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1979, AND BRICKHOUSE HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1990. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS JANET LUBY, DAVID WALKER, AND PORTFOLIO MANAGER MATTHEW HART.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   HOW WOULD YOU DESCRIBE PORTFOLIO
    PERFORMANCE DURING THE PERIOD AND THE PRIMARY REASONS BEHIND IT?

A   Since its inception, the portfolio faced an
uphill battle in a market plagued by slower-than-expected U.S. economic growth, persistent volatility, and rising oil prices. Shrinking financing for smaller communications-services providers compounded these problems during the period.

    Despite our best efforts, the portfolio lost ground, underperforming its benchmark, the Russell 2500(R) Growth Index. For the period since inception through December 31, 2000, the portfolio fell 25.40 percent. Total return based on net asset value (NAV) of Class II shares assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges or expenses imposed by an insurance company at the underlying portfolio or separate account levels but do include an annual 12b-1 fee of up to 0.25 percent. If the returns included the effect of these additional charges, or if the adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The expense waiver may be revised or terminated at any time, at which time yield and total return will decrease. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    By comparison, the Russell 2500(R) Growth Index returned -19.71 percent. The Russell 2500(R) Growth Index measures the performance of those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values. The index is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

    We understand that it is tough for any investor to see negative returns of this magnitude. Our own disappointment is tempered somewhat by the realization that these market conditions were extremely unfavorable to the portfolio's aggressive-growth style of investing. Both the economic slowdown and the drop in demand for telecommunications equipment were more severe than we had anticipated. Volatility in the technology sector--the portfolio's largest industry stake and one of the stock market's key growth sectors--persisted at historic levels. Disappointing earnings reports from leading technology companies intensified negative investor sentiment, driving skittish investors out of the sector. Although we trimmed some holdings that we believed fundamentally deteriorated, the portfolio's technology holdings were its worst performers overall.

    Health-care stocks, which tend to be a prudent defensive play in down markets, fared relatively well. The portfolio's heavily overweighted position relative to its benchmark, the Russell 2500(R) Growth Index, as well as our stock selection within the sector, helped make health care the most important contributor to performance. During the period, we added substantially to the portfolio's health-care holdings. Overweighted positions in financial and energy stocks also helped performance.

Q   WERE THERE HOLDINGS THAT PERFORMED
    WELL DURING THE PERIOD? WHICH STOCKS PERFORMED BELOW YOUR EXPECTATIONS?

A   Two of the portfolio's biggest winners
were among its top 10 holdings (as of December 31, 2000). Alza, a specialty pharmaceuticals manufacturer, posted strong gains after it obtained approval from the Food and Drug Administration for Concerta, a new drug designed to help control the symptoms of Attention Deficit Hyperactivity Disorder. EOG Resources, a natural gas producer, was among the energy stocks that benefited from skyrocketing natural gas prices. (Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.)

    Disappointments during the period resulted primarily from a pronounced shortfall in demand for telecommunications equipment, the impact of which was severe. Earlier in the year, we witnessed a great deal of competition among local exchange carriers who fought to win market share from the dominant players, such as AT&T and WorldCom. With generous backing by Wall Street, these smaller companies built infrastructure and attempted to lure new customers with aggressive marketing campaigns. Meanwhile, the larger companies responded to the competition by rapidly upgrading their systems.

    It became increasingly clear that the business models of many of these young companies simply were not viable, and most of them lost money. With the pressure off to protect their turf, the large companies slowed spending, improving their cash flows and enabling them to offer better pricing to consumers.

    Shrinking competition meant shrinking demand for the products of telecommunications equipment manufacturers and component suppliers. The portfolio, which held substantial positions in companies of both kinds, was hit hard. Notably, SDL, a company whose products help transmit information over fiber-optic networks, suffered a substantial drop after one of its customers released disappointing earnings. We have since reduced the portfolio's position in SDL.

Q   HOW WOULD YOU DESCRIBE YOUR
    INVESTMENT DISCIPLINE?

A   Our goal is to pursue the portfolio's
objective of capital growth. The cornerstone of our approach is "bottom-up" research on individual stocks. We seek those companies with rising earnings expectations and increasing valuations. Portfolio allocations in specific industry sectors result from our individual stock selections.

    While we have the freedom to invest in companies of any size, we tend to gravitate toward small- and mid-capitalization companies in what we call the "emerging-growth stage." Companies at different stages in their life cycles exhibit different characteristics. Companies in the emerging-growth stage have overcome some of the hurdles of start-ups. They tend to show momentum: accelerating revenues, rising profit margins, and strong earnings growth. These factors can be key to achieving the portfolio's investment objective. (Keep in mind that companies that we believe have significant growth potential are often companies with new, limited, or cyclical product lines, markets, or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.)

    Conversely--and just as important--we eliminate stocks when it appears that company fundamentals are deteriorating or earnings growth is slowing. As we mentioned earlier, there were a number of technology stocks that we trimmed or eliminated during the period for exactly these reasons.

Q   WHAT IS YOUR OUTLOOK FOR THE NEAR
    FUTURE AND, GIVEN THAT, HOW WILL YOU SEEK TO POSITION THE PORTFOLIO?

A   It is important to remember that no one
can predict with certainty how the markets will perform. The aggressive-growth style has been out of favor recently. We believe, however, that the possibility of rate cuts by the Federal Reserve Board should help keep the economy from slipping into a recession. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.) Historically, lower interest rates have been quite positive for smaller companies that must seek financing in order to grow. As such, small-cap companies are likely to outperform in such an environ-ment, which is good news for aggressive-growth investors.

    In addition, we believe wholeheartedly in our disciplined, bottom-up, multi-cap style. As a rule, we do not allow short-term macro-economic fluctuations to drive our investment decisions. We examine each company's fundamental growth prospects and its ability to sustain earnings momentum. We are confident in our research capabilities and our selection process, and we believe that the portfolio may provide the potential for capital appreciation over time.

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMON STOCKS  87.0%
APPAREL RETAIL  0.3%
American Eagle Outfitters, Inc. (a).........................    90     $    3,802
                                                                       ----------

APPLICATION SOFTWARE  8.1%
BEA Systems, Inc. (a).......................................   220         14,809
Interwoven, Inc. (a)........................................   240         15,825
Manugistics Group, Inc. (a).................................   560         31,920
PeopleSoft, Inc. (a)........................................   470         17,478
Siebel Systems, Inc. (a)....................................   130          8,791
                                                                       ----------
                                                                           88,823
                                                                       ----------
BANKS  3.0%
Golden West Financial Corp.  ...............................   280         18,900
Investors Financial Services Corp. .........................    90          7,740
TCF Financial Corp. ........................................   140          6,239
                                                                       ----------
                                                                           32,879
                                                                       ----------
BIOTECHNOLOGY  3.7%
IDEC Pharmaceuticals Corp. (a)..............................   140         26,539
Invitrogen Corp. (a)........................................    90          7,774
Shire Pharmaceuticals Group PLC -- ADR (United Kingdom)
  (a).......................................................   140          6,449
                                                                       ----------
                                                                           40,762
                                                                       ----------
BREWERS  1.0%
Adolph Coors Co., Class B...................................   140         11,244
                                                                       ----------
CASINO & GAMING  0.8%
International Game Technology (a)...........................   190          9,120
                                                                       ----------
COMPUTER HARDWARE  1.1%
NetIQ Corp. (a).............................................   135         11,796
                                                                       ----------
COMPUTER STORAGE & PERIPHERALS  2.0%
Emulex Corp. (a)............................................   280         22,382
                                                                       ----------
CONSUMER FINANCE  0.4%
AmeriCredit Corp. (a).......................................   180          4,905
                                                                       ----------
DATA PROCESSING SERVICES  0.7%
BISYS Group, Inc. (a).......................................   140          7,297
                                                                       ----------
DIVERSIFIED COMMERCIAL SERVICES  1.5%
Concord EFS, Inc. (a).......................................   370         16,257
                                                                       ----------

DIVERSIFIED FINANCIAL SERVICES  4.0%
A.G. Edwards, Inc. .........................................   320         15,180
Federated Investors, Inc., Class B (a)......................    90          2,621
SEI Investments Co. ........................................   120         13,440
USA Education, Inc. ........................................   190         12,920
                                                                       ----------
                                                                           44,161
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
ELECTRIC UTILITIES  3.2%
Calpine Corp. (a)...........................................   280     $   12,617
Dynegy, Inc., Class A.......................................   230         12,894
Exelon Corp. ...............................................   140          9,829
                                                                       ----------
                                                                           35,340
                                                                       ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  6.9%
Applied Micro Circuits Corp. (a)............................   236         17,711
Newport Corp. ..............................................   230         18,080
PerkinElmer, Inc. ..........................................   190         19,950
SDL, Inc. (a)...............................................    85         12,596
TranSwitch Corp. (a)........................................   180          7,042
                                                                       ----------
                                                                           75,379
                                                                       ----------
GAS UTILITIES  1.1%
Kinder Morgan, Inc. ........................................   230         12,003
                                                                       ----------

GENERAL MERCHANDISE STORES  0.4%
The Talbots, Inc. ..........................................    90          4,106
                                                                       ----------

HEALTH CARE DISTRIBUTORS & SERVICES  0.8%
Express Scripts, Inc., Class A (a)..........................    90          9,202
                                                                       ----------

HEALTH CARE EQUIPMENT  0.5%
Cytyc Corp. (a).............................................    90          5,631
                                                                       ----------

HEALTH CARE FACILITIES  5.9%
Community Health Systems, Inc. (a)..........................   230          8,050
Laboratory Corp. (a)........................................   160         28,160
LifePoint Hospitals, Inc. (a)...............................   140          7,017
Universal Health Services, Inc., Class B....................   190         21,232
                                                                       ----------
                                                                           64,459
                                                                       ----------
HEALTH CARE SUPPLIES  1.2%
Allergan, Inc. .............................................   140         13,554
                                                                       ----------

HOMEBUILDING  1.1%
Lennar Corp. ...............................................    70          2,537
Pulte Corp. ................................................   140          5,906
Toll Brothers, Inc. (a).....................................    90          3,679
                                                                       ----------
                                                                           12,122
                                                                       ----------
INSURANCE  0.5%
Fidelity National Financial, Inc. ..........................   140          5,171
                                                                       ----------

INSURANCE BROKERS  0.5%
Arthur J. Gallagher & Co. ..................................    90          5,726
                                                                       ----------

IT CONSULTING & SERVICES  3.4%
Acxiom Corp. (a)............................................    90          3,504
Check Point Software Technologies Ltd.-ADR (Israel) (a).....   150         20,034
Netegrity, Inc. (a).........................................    90          4,894
SunGard Data Systems, Inc. (a)..............................   190          8,954
                                                                       ----------
                                                                           37,386
                                                                       ----------
MANAGED HEALTH CARE  4.2%
Health Net, Inc. (a)........................................   230          6,023
Oxford Health Plans, Inc. (a)...............................   370         14,615

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
MANAGED HEALTH CARE (CONTINUED)
Trigon Healthcare, Inc. (a).................................    50     $    3,891
Wellpoint Health Networks, Inc. (a).........................   190         21,898
                                                                       ----------
                                                                           46,427
                                                                       ----------
MULTI-UTILITIES  0.2%
Questar Corp. ..............................................    90          2,706
                                                                       ----------

NETWORKING EQUIPMENT  3.9%
Brocade Communications Systems, Inc. (a)....................   210         19,281
Juniper Networks, Inc. (a)..................................   190         23,952
                                                                       ----------
                                                                           43,233
                                                                       ----------
OIL & GAS DRILLING  4.0%
Global Marine, Inc. (a).....................................   230          6,526
Helmerich & Payne, Inc. ....................................    90          3,949
Nabors Industries, Inc. (a).................................   470         27,801
Patterson Energy, Inc. (a)..................................   140          5,215
                                                                       ----------
                                                                           43,491
                                                                       ----------
OIL & GAS EQUIPMENT & SERVICES  1.6%
National-Oilwell, Inc. (a)..................................   140          5,416
Tidewater, Inc. ............................................   230         10,206
UTI Energy Corp. (a)........................................    50          1,644
                                                                       ----------
                                                                           17,266
                                                                       ----------
OIL & GAS EXPLORATION & PRODUCTION  2.9%
EOG Resources, Inc. ........................................   470         25,703
Newfield Exploration Co. (a)................................    50          2,372
Stone Energy Corp. (a)......................................    50          3,228
                                                                       ----------
                                                                           31,303
                                                                       ----------
PHARMACEUTICALS  11.8%
ALZA Corp. (a)..............................................   840         35,700
Andrx Group (a).............................................    45          2,604
CIMA Labs, Inc. (a).........................................    40          2,603
Forest Laboratories, Inc. (a)...............................   190         25,246
IVAX Corp. .................................................   460         17,618
King Pharmaceuticals, Inc. (a)..............................   470         24,293
Medicis Pharmaceutical Corp., Class A (a)...................    90          5,321
Teva Pharmaceutical Industries Ltd. -- ADR (Israel).........   230         16,848
                                                                       ----------
                                                                          130,233
                                                                       ----------
PROPERTY & CASUALTY INSURANCE  0.7%
PMI Group, Inc. ............................................   120          8,123
                                                                       ----------

RESTAURANTS  0.2%
Cheesecake Factory, Inc. (a)................................    45          1,727
                                                                       ----------

SEMICONDUCTORS  0.7%
Cirrus Logic, Inc. (a)......................................   180          3,375
Elantec Semiconductor, Inc. (a).............................    90          2,498
TriQuint Semiconductor, Inc. (a)............................    50          2,184
                                                                       ----------
                                                                            8,057
                                                                       ----------
STEEL  0.6%
Cerner Corp. (a)............................................   140          6,475
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
SYSTEMS SOFTWARE  2.9%
Informatica Corp. (a).......................................   160     $    6,330
Mercury Interactive Corp. (a)...............................    90          8,123
Micromuse, Inc. (a).........................................   280         16,901
                                                                       ----------
                                                                           31,354
                                                                       ----------
TELECOMMUNICATIONS EQUIPMENT  1.2%
Polycom, Inc. (a)...........................................   180          5,794
Research in Motion Ltd.--ADR (Canada) (a)...................    90          7,200
                                                                       ----------
                                                                           12,994
                                                                       ----------
TOTAL LONG-TERM INVESTMENTS  87.0%
(Cost $1,008,177)...................................................      956,896
                                                                       ----------

REPURCHASE AGREEMENTS  13.7%
Goldman Sachs ($75,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $75,050)..............................................       75,000
State Street Bank & Trust Co. ($75,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/29/00 to
  be sold on 01/02/01 at $75,048)...................................       75,000
                                                                       ----------

TOTAL REPURCHASE AGREEMENTS
  (Cost $150,000)...................................................      150,000
                                                                       ----------

TOTAL INVESTMENTS  100.7%
  (Cost $1,158,177).................................................    1,106,896
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%).......................       (7,570)
                                                                       ----------

NET ASSETS  100.0%..................................................   $1,099,326
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR-American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments, including repurchase agreements of
  $150,000 (Cost $1,158,177)................................  $1,106,896
Cash........................................................       4,169
Receivables:
  Expense Reimbursement by Adviser..........................      36,931
  Investments Sold..........................................       2,421
  Dividends.................................................          78
  Interest..................................................          74
Other.......................................................       1,339
                                                              ----------
    Total Assets............................................   1,151,908
                                                              ----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      11,943
  Distributor and Affiliates................................       4,193
  Portfolio Shares Repurchased..............................          13
Accrued Expenses............................................      32,769
Trustees' Deferred Compensation and Retirement Plans........       3,664
                                                              ----------
    Total Liabilities.......................................      52,582
                                                              ----------
NET ASSETS..................................................  $1,099,326
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,347,476
Accumulated Undistributed Net Investment Income.............      16,451
Net Unrealized Depreciation.................................     (51,281)
Accumulated Net Realized Loss...............................    (213,320)
                                                              ----------
NET ASSETS..................................................  $1,099,326
                                                              ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $1,099,326 and 147,281
  shares of beneficial interest issued and outstanding).....  $     7.46
                                                              ==========

See Notes to Financial Statements

Statement of Operations
For the Period Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $   2,316
Dividends (Net of foreign withholding taxes of $3)..........        194
                                                              ---------
    Total Income............................................      2,510
                                                              ---------
EXPENSES:
Shareholder Reports.........................................     16,183
Audit.......................................................     14,992
Trustees' Fees and Related Expenses.........................      4,676
Shareholder Services........................................      3,990
Custody.....................................................      2,521
Investment Advisory Fee.....................................      1,832
Legal.......................................................      1,695
Distribution (12b-1) and Service Fees.......................        611
Other.......................................................      2,964
                                                              ---------
    Total Expenses..........................................     49,464
    Expense Reduction ($1,832 Investment Advisory Fee and
     $44,556 Other).........................................     46,388
                                                              ---------
    Net Expenses............................................      3,076
                                                              ---------
NET INVESTMENT LOSS.........................................  $    (566)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(213,320)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of Period.......................................        -0-
  End of the Period.........................................    (51,281)
                                                              ---------
Net Unrealized Depreciation During the Period...............    (51,281)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(264,601)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(265,167)
                                                              =========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period September 25, 2000 (Commencement of Investment Operations) through December 31, 2000

                                                                PERIOD ENDED
                                                              DECEMBER 31, 2000
                                                              -----------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................     $     (566)
Net Realized Loss...........................................       (213,320)
Net Unrealized Depreciation During the Period...............        (51,281)
                                                                 ----------
Change in Net Assets from Operations........................       (265,167)
                                                                 ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (265,167)
                                                                 ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        370,987
Cost of Shares Repurchased..................................         (6,494)
                                                                 ----------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        364,493
                                                                 ----------
TOTAL INCREASE IN NET ASSETS................................         99,326
NET ASSETS:
Beginning of the Period.....................................      1,000,000
                                                                 ----------
End of the Period (Including accumulated undistributed net
  investment income of $16,451).............................     $1,099,326
                                                                 ==========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

CLASS II SHARES
                                                              SEPTEMBER 25, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
                                                                OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 10.00
                                                                   -------
  Net Investment Loss.......................................           -0-
  Net Realized and Unrealized Loss..........................         (2.54)
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $  7.46
                                                                   =======

Total Return* (a)...........................................       -25.40%**
Net Assets at End of the Period (In millions)...............       $   1.1
Ratio of Expenses to Average Net Assets*....................         1.26%
Ratio of Net Investment Loss to Average Net Assets*.........         (.23%)
Portfolio Turnover..........................................           62%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        15.73%
Ratio of Net Investment Loss to Average Net Assets..........       (14.70%)

** Non-annualized

(a) This return includes Rule 12b-1 fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the investment objective by investing in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $77,700, which will expire in December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $1,174,659; the aggregate gross unrealized appreciation is $70,392 and the aggregate

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

gross unrealized depreciation is $138,155, resulting in net unrealized depreciation on long- and short-term investments of $67,763.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference relating to nondeductible expenses totaling $17,017 has been reclassified to capital from accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follow:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................    0.75 of 1%
Next $500 million...........................................    0.70 of 1%
Over $1 billion.............................................    0.65 of 1%

    For the period ended December 31, 2000, the Adviser voluntarily waived $1,832 of its investment advisory fees and assumed $44,556 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the period ended December 31, 2000, the Portfolio recognized expenses of approximately $1,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person. All of this expense has been assumed by Van Kampen.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such securities to each portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the period ended December 31, 2000, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the period ended December 31, 2000, the Portfolio recognized expenses of approximately $4,000. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $1,339 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 2000, Van Kampen owned 100,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $1,347,476. For the period ended December 31, 2000, share transactions were as follows:

                                                              SHARES
Sales.......................................................  48,182
Repurchases.................................................    (901)

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,745,771 and $524,273, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio and its shareholders have adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets accrued daily with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets accrued daily with respect to its Class II Shares. Included in these fees for the period ended December 31, 2000 are payments retained by Van Kampen of approximately $500.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Aggressive Growth Portfolio

We have audited the accompanying statement of assets and liabilities including the portfolio of investments of the Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and the financial highlights from September 25, 2000 (commencement of investment operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
February 8, 2001

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
AGGRESSIVE GROWTH PORTFOLIO

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc. 2001 All rights reserved.

                                       Table of Contents

                                                OVERVIEW
                                 LETTER TO POLICYHOLDERS         1
                                       ECONOMIC SNAPSHOT         2

                                     PERFORMANCE SUMMARY
                                       RETURN HIGHLIGHTS         4
                          GROWTH OF A $10,000 INVESTMENT         5
                        Q&A WITH YOUR PORTFOLIO MANAGERS         6

                                          BY THE NUMBERS
                            YOUR PORTFOLIO'S INVESTMENTS         8
                                    FINANCIAL STATEMENTS        10
                           NOTES TO FINANCIAL STATEMENTS        14
                          REPORT OF INDEPENDENT AUDITORS        17

                                  VAN KAMPEN INVESTMENTS
                          THE VAN KAMPEN FAMILY OF FUNDS        18
              PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES        19

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

January 19, 2001

Dear Policyholder,
The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your portfolio during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see a complete list of holdings as of the end of your portfolio's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.6
                                                                            4.75                               1.7
                                                                            4.75                               1.7
Mar 99                                                                      4.75                               1.8
                                                                            4.75                               2.3
                                                                            4.75                               2.1
Jun 99                                                                         5                                 2
                                                                               5                               2.1
                                                                            5.25                               2.3
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                                               CLASS II SHARES
----------------------------------------------------------------------------------
Life-of-Portfolio cumulative total return based on NAV(1)            1.30%
----------------------------------------------------------------------------------
Commencement date                                                 11/28/00
----------------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. This return includes Rule 12b-1 fees of up to .25%.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

GROWTH OF A $10,000 INVESTMENT

(November 28, 2000--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                STANDARD & POOR'S 500 INDEX IS A
                                                                                                   BROAD-BASED MEASUREMENT OF
                                                                                               CHANGES IN STOCK MARKET CONDITIONS
                                                                                                BASED ON THE AVERAGE PERFORMANCE
                                                                                                       OF 500 WIDELY HELD
                                                             LIT--SELECT GROWTH PORTFOLIO+               COMMONSTOCKS.*
                                                             -----------------------------     ----------------------------------
11/28/00                                                                 10000                                10000
12/00                                                                    10130                                 9911

This chart compares your portfolio's performance to that of the Standard & Poor's 500 Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class II shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, or if the Adviser had not waived some or all of the management fees, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. This return does include Rule 12b-1 fee of up to 0.25%. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
(+) Confluence Technologies, Inc.
*Hypo(R) Provided by Towers Data, Bethesda, MD

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE
INVESTMENT TRUST--SELECT GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN FROM INCEPTION ON NOVEMBER 28, 2000, TO DECEMBER 31, 2000. THE TEAM IS LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND JANET LUBY. MR. LEWIS HAS MANAGED THE PORTFOLIO SINCE ITS INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. MS. LUBY HAS ALSO MANAGED THE PORTFOLIO SINCE ITS INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE AND DAVID WALKER AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   CAN YOU DESCRIBE THE MARKET CONDITIONS
    IN WHICH THE PORTFOLIO OPERATED DURING ITS FIRST MONTH, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   Near the end of 2000, we saw
enormous--possibly unprecedented--market volatility. Although the political uncertainty surrounding the disputed presidential election was resolved in early December, economic uncertainty remained, with signs pointing to a slower economy in 2001. Many bellwether companies continued to predict lower-than-expected earnings. These projections helped drive stock prices downward, hitting growth stocks especially hard. The earnings warnings added one more layer of insecurity to an already jittery market environment.

    The portfolio held up relatively well between its inception date (November 28, 2000) and year-end. The portfolio achieved a total return of 1.30 percent during this time (Class II shares). Past performance is no guarantee of future results, and as a result of recent market activity, current portfolio performance may vary from the figure shown. Total returns do not include any charges or expenses imposed by an insurance company at the underlying portfolio or separate account levels, but a 12b-1 fee of 0.25 percent is included. If the returns included the effect of these additional charges, or if the adviser had not waived some or all of the management fees, the returns would have been lower.

    We measure the portfolio's performance against the Standard & Poor's 500 Index, and we were pleased to note that the portfolio outperformed the S&P 500's total return of -1.18 percent during the same period. The S&P 500 Index, a broad-based index of 500 widely held common stocks of companies chosen for market size, liquidity, and industry-group representation, is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Past performance is no guarantee of future results. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   CONSIDERING THIS VOLATILITY, WHAT KINDS
    OF STOCKS DID YOU LOOK TO PURCHASE FOR THE PORTFOLIO?

A   We followed our investment strategy:
to seek stocks with rising valuations and rising earnings expectations. Our investment criteria led us to build significant weightings in health-care and financial stocks. The fundamentals of health-care services stocks have improved throughout 2000, with pricing outpacing cost increases. Also, Congress's passage of the Benefit Improvement and Protection Act may bode well for many health-care service companies going forward.

Meanwhile, certain financial stocks--especially in the insurance industry--have benefited from a more promising interest-rate environment, as well as from improving fundamentals stemming from pricing increases.

Q   WHAT WERE SOME OF THE STOCKS THAT
    HELPED THE PORTFOLIO'S PERFORMANCE DURING DECEMBER?

A   Despite poor overall performance from
technology stocks, the portfolio nevertheless gained from investments in companies that help businesses become more efficient through the use of the Internet and related technologies. During December, portfolio performance was most enhanced by Check Point Software, the dominant provider of Internet security for businesses. Other technology companies that boosted the portfolio's results included:

    - BEA Systems, a leading vendor of high-end enterprise infrastructure;

    - Juniper Networks, a producer of Internet routers (devices that help move Internet traffic from place to place); and

    - Comverse Technology, which provides telecommunications services.

    We also saw success from the portfolio's investments in financial stocks. Savings bank Washington Mutual performed well, as did government-sponsored lender Fannie Mae.

    The portfolio also benefited from its investments in health-care companies. The stocks in this area that most helped the portfolio were Cigna, UnitedHealth Group, and Tenet Healthcare.

    Of course, not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform as well or will be held by the portfolio in the future.

Q   DID ANY STOCKS HURT THE PORTFOLIO?

A   Yes. The portfolio's worst performers
during the short reporting period were all technology stocks. Our biggest disappointment was EMC, the dominant provider of large-scale electronic-data storage. Analysts worried that EMC would suffer if businesses reduced their 2001 technology spending, as expected. Poor performance by Ciena, which works to increase the capacity of telecommunications networks, took a toll on performance. Also slowing the fund's pace were Siebel, which develops software to assist businesses in managing customer relationships, and Sanmina, an electronics contract manufacturer.

Q   WHAT DO YOU SEE AHEAD FOR
    THE PORTFOLIO?

A   We are cautiously optimistic. Signs point to
slower economic growth, and the Federal Reserve may respond by lowering interest rates. (Note: On January 3, the Fed did lower interest rates by 0.50 percent.) This would reduce the cost of borrowing money, which over the long run can boost corporate earnings. In the meantime, we will continue to stick to our investment discipline of investing in companies with rising earnings expectations and rising valuations. We are optimistic that, regardless of market conditions, this will be our best long-term strategy.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                     SHARES     VALUE
COMMON STOCKS  94.3%
APPLICATION SOFTWARE  7.1%
BEA Systems, Inc. (a).......................................     290      $ 19,521
Siebel Systems, Inc. (a)....................................     240        16,230
                                                                          --------
                                                                            35,751
                                                                          --------
BANKS  4.0%
Washington Mutual, Inc......................................     380        20,164
                                                                          --------
BIOTECHNOLOGY  4.1%
IDEC Pharmaceuticals Corp. (a)..............................     110        20,852
                                                                          --------
DIVERSIFIED FINANCIAL SERVICES  6.4%
Fannie Mae..................................................     240        20,820
USA Education, Inc..........................................     170        11,560
                                                                          --------
                                                                            32,380
                                                                          --------
ELECTRIC UTILITIES  5.8%
Calpine Corp. (a)...........................................     250        11,266
Exelon Corp.................................................     255        17,903
                                                                          --------
                                                                            29,169
                                                                          --------
HEALTH CARE DISTRIBUTORS & SERVICES  3.9%
Cardinal Health, Inc........................................     200        19,925
                                                                          --------
HEALTH CARE FACILITIES  4.7%
Tenet Healthcare Corp. (a)..................................     535        23,774
                                                                          --------
INTEGRATED OIL & GAS  3.9%
Coastal Corp................................................     225        19,870
                                                                          --------
IT CONSULTING & SERVICES  5.7%
Check Point Software Technologies Ltd.--ADR (Israel) (a)....     215        28,716
                                                                          --------
LIFE & HEALTH INSURANCE  3.2%
AFLAC, Inc..................................................     225        16,242
                                                                          --------
MANAGED HEALTH CARE  10.6%
CIGNA Corp..................................................     175        23,152
UnitedHealth Group, Inc.....................................     500        30,687
                                                                          --------
                                                                            53,839
                                                                          --------
MULTI-LINE INSURANCE  4.1%
American International Group, Inc...........................     210        20,698
                                                                          --------
NETWORKING EQUIPMENT  6.7%
Brocade Communications Systems, Inc. (a)....................     240        22,035
Juniper Networks, Inc. (a)..................................      95        11,976
                                                                          --------
                                                                            34,011
                                                                          --------
OIL & GAS EXPLORATION & PRODUCTION  4.7%
Anadarko Petroleum Corp.....................................     335        23,812
                                                                          --------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                     SHARES     VALUE
PHARMACEUTICALS  13.1%
Bristol-Myers Squibb Co.....................................     230      $ 17,006
Forest Laboratories, Inc. (a)...............................     175        23,253
Merck & Co., Inc............................................     110        10,299
Schering-Plough Corp........................................     280        15,890
                                                                          --------
                                                                            66,448
                                                                          --------
SYSTEMS SOFTWARE  2.2%
Adobe Systems, Inc..........................................     195        11,347
                                                                          --------

TELECOMMUNICATIONS EQUIPMENT  4.1%
Comverse Technology, Inc.(a)................................     190        20,639
                                                                          --------

TOTAL LONG-TERM INVESTMENTS  94.3%
  (Cost $457,930).....................................................     477,637
REPURCHASE AGREEMENT  5.9%
Bank of America ($30,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $30,021)
  (Cost $30,000)......................................................      30,000
                                                                          --------

TOTAL INVESTMENTS  100.2%
  (Cost $487,930).....................................................     507,637
LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)..........................        (906)
                                                                          --------

NET ASSETS 100.0%.....................................................    $506,731
                                                                          ========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $487,930)...........................  $507,637
Cash........................................................     6,564
Receivables:
  Expense Reimbursement by Adviser..........................    29,123
  Dividends.................................................       131
  Interest..................................................        16
                                                              --------
    Total Assets............................................   543,471
                                                              --------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,571
  Distributor and Affiliates................................       729
Trustees' Deferred Compensation and Retirement Plans........       999
Accrued Expenses............................................    29,441
                                                              --------
    Total Liabilities.......................................    36,740
                                                              --------
NET ASSETS..................................................  $506,731
                                                              ========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $489,071
Net Unrealized Appreciation.................................    19,707
Accumulated Undistributed Net Investment Income.............    10,927
Accumulated Net Realized Loss...............................   (12,974)
                                                              --------
NET ASSETS..................................................  $506,731
                                                              ========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $506,731 and 50,000 shares
  of beneficial interest issued and outstanding)............  $  10.13
                                                              ========

                                               See Notes to Financial Statements

Statement of Operations
For the Period November 28, 2000 (Commencement of Investment Operations) to December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $    429
Dividends...................................................       158
                                                              --------
    Total Income............................................       587
                                                              --------
EXPENSES:
Audit.......................................................    14,994
Shareholder Reports.........................................     9,112
Accounting..................................................     1,734
Shareholder Services........................................     1,666
Trustees' Fees and Related Expenses.........................     1,610
Custody.....................................................     1,462
Legal.......................................................       476
Investment Advisory Fee.....................................       351
Distribution (12b-1) and Service Fees.......................       117
Other.......................................................     1,360
                                                              --------
    Total Expenses..........................................    32,882
    Expense Reduction ($351 Investment Advisory Fee and
     $31,942 Other).........................................    32,293
                                                              --------
    Net Expenses............................................       589
                                                              --------
NET INVESTMENT LOSS.........................................  $     (2)
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(12,974)
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       -0-
  End of the Period.........................................    19,707
                                                              --------
Net Unrealized Appreciation During the Period...............    19,707
                                                              --------
NET REALIZED AND UNREALIZED GAIN............................  $  6,733
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  6,731
                                                              ========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period November 28, 2000 (Commencement of Investment Operations) to December 31, 2000

                                                                PERIOD ENDED
                                                              DECEMBER 31, 2000
                                                              -----------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................      $     (2)
Net Realized Loss...........................................       (12,974)
Net Unrealized Appreciation During the Period...............        19,707
                                                                  --------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........         6,731
NET ASSETS:
Beginning of the Period.....................................       500,000
                                                                  --------
End of the Period (Including accumulated undistributed net
  investment income of $10,927).............................      $506,731
                                                                  ========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                NOVEMBER 28,
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
CLASS II SHARES                                                OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 10.00
Net Realized and Unrealized Gain............................           .13
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $ 10.13
                                                                   =======

Total Return** (a)..........................................         1.30%*
Net Assets at End of the Period (In millions)...............       $    .5
Ratio of Expenses to Average Net Assets**...................         1.26%
Ratio of Net Investment Loss to Average Net Assets**........         (.01%)
Portfolio Turnover..........................................           27%*

** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        41.19%
Ratio of Net Investment Loss to Average Net Assets..........       (39.94%)

 * Non-annualized

(a) This return includes Rule 12b-1 fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Select Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio commenced investment operations on November 28, 2000 with Class II Shares.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized loss differs for financial reporting and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000 for federal income tax purposes, cost of long- and short-term investments is $487,950; the aggregate gross unrealized appreciation is $24,987 and the aggregate gross unrealized depreciation is $5,300, resulting in net unrealized appreciation on long- and short-term investments of $19,687.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the period ended December 31, 2000, a permanent book and tax difference relating to expenses that are not deductible for tax purposes totaling $10,929 was reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the period ended December 31, 2000, the Adviser voluntarily waived $351 of its investment advisory fees and assumed $31,942 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the period ended December 31, 2000, the Portfolio recognized expenses of approximately $500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person. All of this expense has been assumed by Van Kampen.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the period ended December 31, 2000, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the period ended December 31, 2000, the Portfolio recognized expenses of approximately $1,400. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds will be included in "Other Assets" on the Statement of Assets and Liabilities. Appreciation/depreciation and distributions received from these investments will be recorded with an offsetting increase/decrease in the deferred compensation obligation and will not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 2000, Van Kampen owned 50,000 shares.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $601,117 and $130,214 respectively.

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Select Growth Portfolio

We have audited the accompanying statement of assets and liabilities including the portfolio of investments of the Van Kampen Life Investment Trust Select Growth Portfolio (the "Portfolio"), as of December 31, 2000 and the related statements of operations, changes in net assets and the financial highlights for the period from November 28, 2000 (commencement of investment operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

[SIG]

Chicago, Illinois
February 8, 2001

                     VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
   Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
SELECT GROWTH PORTFOLIO

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOSLEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH, III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested" persons of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

(C) Van Kampen Funds Inc., 2001. All rights reserved.

YOUR NOTES